Filed pursuant to Rule 433(d)
Registration Statement No. 333-131136

CMLTI 2006-AR6

PRELIMINARY TERM SHEET
$[715,937,000] (Approximate)
Citigroup Mortgage Loan Trust Inc. Depositor
Mortgage Pass-Through Certificates Series 2006-AR6
CitiMortgage, Inc. Master Servicer
Citigroup Global Markets Realty, Corp. Sponsor
Wells Fargo Bank N.A. Fifth Third Bank Originators and Servicers

The following is a preliminary Term Sheet. All terms and statements are subject to change.

August 8, 2006

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You June get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1 (877) 858-5407. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus June be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change. The information in this free writing prospectus June reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You June withdraw your indication of interest at any time.

Citigroup Global Markets Inc.

Trading
Brian Delany	(212) 723-6038	brian.delany@citigroup.com
Sean Duffy	(212) 723-6038	sean.k.duffy@citigroup.com

Mortgage Finance
Pete Steinmetz	(212) 723-6391	peter.d.steinmetz@citigroup.com
Sandra Gates	(212) 723-6658	sandra.gates@citigroup.com
Kapil Dargan	(212) 723-6195	kapil.dargan@citigroup.com

Analytics
Oleg Saitskiy	(212) 723-4589	oleg.saitskiy@citigroup.com
Vadim Krisyan	(212) 723-6590	vadim.krisyan@citigroup.com
Michael Park	(212) 723-6402	michael.park@citigroup.com
Raul Orozco	(212) 723-6420	raul.d.orozco@citigroup.com

Term Sheet	Date Prepared: August 8, 2006

Citigroup Mortgage Loan Trust Inc.,
Mortgage Pass-through Certificates, Series 2006-AR6

Approximate Total Principal Amount Offered: $[715,937,000]

Offered Certificates(1)
Class	Principal Balance(1)	WAL (Yrs) (Roll/Mat)	Pymt Window (Mos) (Roll/Mat)	Certificate Interest Rates	Delay Day	Type	Expected Ratings (TBD)
1-A1	[558,784,000]	TBD	TBD	WAC(2)	24	Super Senior Sequential	AAA
1-A2	[119,314,000]	TBD	TBD	WAC(2)	24	Super Senior Sequential	AAA
1-AB	[37,839,000]	TBD	TBD	WAC(2)	24	Senior Support	AAA
1-AR
1-B1	These classes will not be offered
1-B2
1-B3
1-B4
1-B5
1-B6

(1)
The class sizes are approximate and subject to +/- 5% variance and final rating agency levels. This transaction has three independent groups of collateral: Group 1, Group 2 and Group 3 Mortgage Loans. Only the Group 1 Cert1ficates supported by the Group 1 Mortgage Loans are offered pursuant to this term sheet.

(2)	Class 1-A1, Class 1-A2, and Class 1-AB Certificates will bear a coupon rate equal to Net Weighted Average Rate of the Group 1 Mortgage Loans.

Title of the Securities:               Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2006-AR6

Offered Certificates:
Approximately $[715,937,000] variable-rate Class 1-A1 and Class 1-A2 Certificates (the “Group 1 Super Senior Certificates”) and Class 1-AB Certificates (the “Group 1 Senior Support Certificates” and together with the Group 1 Super Senior Certificates referred to as the “Group 1 Senior Certificates” or the “Class 1-A Certificates”) will be offered pursuant to this term sheet.

Non-Offered
Certificates:
The Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates (collectively referred to as the “Class 1-B Certificates” or the “Group 1 Subordinate Certificates”) and the Class 1-AR Certificates (the “Group 1 Residual Certificates”) will not be offered.

Cut-off Date:	August 1, 2006

Settlement Date:	On or about August 31, 2006.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day), commencing in September 2006.

Day Count:	Interest will accrue on the Offered Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Depositor:	Citigroup Mortgage Loan Trust Inc.

Lead & Sole Underwriter:	Citigroup Global Markets Inc.

Issuing Entity:	Citigroup Mortgage Loan Trust, Series 2006-AR6. The issuing entity is sometimes referred to as the “Trust” or the “Trust Fund.”

Master Servicer and Trust
Administrator:	CitiMortgage, Inc.

Sponsor:	Citigroup Global Markets Realty Corp.

Originators and Servicers:	Wells Fargo Bank N.A.
Fifth Third Bank

Paying Agent, Certificate
Registrar and
Authenticating Agent:	Citibank, N.A.

Trustee:	US Bank National Association

The Mortgage Loans:
The Group 1 mortgage loans to be included in the trust for the benefit of the Offered Certificates will be approximately 1,190 adjustable-rate, first lien, prime hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $749,279,874 (the “Group 1 Mortgage Loans”). The mortgage rates on the Group 1 Mortgage Loans are determined based on a 12-Month LIBOR or 1-Year CMT index and have initial payment adjustments occurring ten years after their respective first payment dates. The rate adjustment frequency of the Group 1 Mortgage Loans is annual after the initial rate adjustment.

Structure:
The trust contains three sets of notes with three independent groups of collateral (the Mortgage Loans) and three independent structures. The Structure is classified as Senior/Subordinate, shifting interest.

Pass-Through Rate:	For each class of the Class 1-A Certificates, the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.
For the Class 1-B Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans.

Net Mortgage Rate:	For each mortgage loan, the gross mortgage rate set forth in the related mortgage note less the related servicing fee rate.

Credit Enhancement:
Credit enhancement for the Class 1-A Certificates will be provided by a senior/subordinate, shifting interest structure. The Class 1-B Certificates will be subordinate to, and provide credit enhancement for, the Class 1-A Certificates. The Group 1 Super Senior Certificates will also have additional credit enhancement from the Group 1 Senior Support Certificates with respect to loss allocation (See “Loss Protection” percentages in the “Allocation of Losses” section).

Subordination:
Certificates	Ratings (TBD)	Initial Subordination Percentage*
Class 1-A Certificates	AAA	[4.45]% (+/- 25 bps)
*  Preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Available Funds:                        With respect to any Distribution Date, the scheduled payments collected or advanced on the Group 1 Mortgage Loans during the related due period and any unscheduled amounts collected during the related prepayment period, less servicing fees and certain expenses of the trust.

Due Period:                                 With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:                    With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

Payment Priority:                        On each Distribution Date, the payment to the Certificates, to the extent of  available funds, will generally be made in the following order of priority:

1.	Distributions of interest, concurrently, to the holders of the Class 1-A Certificates, pro rata, in an amount equal to the interest accrued on each class at their Pass-Through Rate;

2.	Distributions of principal from the Mortgage Loans, concurrently, to the holders of the Class 1-A Certificates (and on the first distribution date, first to the Class 1-AR Certificates), as follows:

a.	[94.7368406265]% to the Class 1-A1 and Class 1-A2 Certificates, in that order, until reduced to zero; and

b.  [5.2631593735]% to the Class AB Certificates, until reduced to zero;

3. From remaining available funds, as follows:

a.
distributions of interest at the applicable Pass-Through Rate sequentially to the Class 1-B Certificates in order of their numerical class designations, beginning with the Class 1-B1, until each class of Class 1-B Certificates shall have received such interest; and

b.	to the Class 1-B Certificates in order of their numerical designations, such class’ allocable share of principal distributable to the Class 1-B Certificates.

Allocation of Losses:
Realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1-B Certificates in reverse order of their numerical class designations, until the certificate principal balance of each Class 1-B Certificates has been reduced to zero. Thereafter, realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1-AB Certificates and, if the certificate principal balance of the Class 1-AB Certificates has been reduced to zero, then to the Class 1-A1 and Class 1-A2 Certificates on a pro rata basis. Realized losses allocated to a class of certificates will be affected by reducing the certificate principal balance of such class by the amount so allocated. Once realized losses are allocated, such amounts will no longer accrue interest and will not be reinstated.

Class  Loss Protection
Group 1 Super Senior Certificates   [9.50]% (+/- 25 bps)
Group 1 Senior Support Certificates  [4.45]% (+/- 25 bps)

Allocation of Scheduled
Principal:                                     On each Distribution Date, the Class 1-A Certificates will be entitled to receive the Group 1 Senior Percentage of all scheduled principal collected or advanced and the Class B Certificates will be entitled to receive the Group 1 Subordinate Percentage of all scheduled principal collected or advanced. The “Group 1 Senior Percentage” on any Distribution Date will be equal to the percentage obtained by dividing the aggregate certificate principal balance of the Class 1-A Certificates immediately prior to such Distribution Date, by the aggregate scheduled principal balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period. The “Group 1 Subordinate Percentage” on any Distribution Date will be 100% minus the Group 1 Senior Percentage on that Distribution Date.

Allocation of Unscheduled
Principal:
The Class 1-A Certificates will be entitled to receive 100% of the unscheduled principal received on the Group 1 Mortgage Loans through the Distribution Date in August 2013. After such time the prepayment percentages for the Class 1-A Certificates will be the Group 1 Senior Percentage of such principal plus a declining portion of the Group 1 Subordinate Percentage of such principal. The prepayment percentages for the Class 1-B Certificates will be as follows:

September 2013 - August 2014 30% of their pro rata share
September 2014 - August 2015 40% of their pro rata share
September 2015 - August 2016 60% of their pro rata share
September 2016 - August 2017 80% of their pro rata share
September 2017 - and after 100% of their pro rata share
Provided that any of the following conditions are satisfied:

(i)
the aggregate principal balance of the Group 1 Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate principal balance of the Class 1-B Certificates as of that date; and

(ii)	the cumulative realized losses on the Group 1 Mortgage Loans do not exceed the then applicable Trigger Amount

The prepayment percentage with respect to the Class 1-A Certificates will not  decrease as  scheduled. Not withstanding the foregoing,

(i) if on any Distribution Date before the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 1-B Certificates will receive 50% of their pro rata share of unscheduled principal from the Group 1 Mortgage Loans; and

(ii) if on any Distribution Date on or after the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 1-B Certificates will receive 100% of their pro rata share of unscheduled principal from the Group 1 Mortgage Loans.

                                       Notwithstanding any of the foregoing, if on any Distribution Date, the percentage, the numerator of which is the Certificate principal Balance of the Class 1-A Certificates, immediately preceding such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period, exceeds such percentage as of the closing date, then the senior prepayment percentage for the Class 1-A Certificates for such Distribution Date will equal 100%.

Trigger Amount:
Distribution Date Occurring in the Period:	Realized Losses as a % of Initial Sum of the Certificate Principal Balances of the Group 1 Subordinate Certificates
September 2013 - August 2014	30%
September 2014 - August 2015	35%
September 2015 - August 2016	40%
September 2016 - August 2017	45%
September 2017 - and after	50%

Call Provision:
At its option, Citigroup Global Markets Realty Corp. (or if that entity fails to exercise such option, the Master Servicer) shall purchase all of the Group 1 Mortgage Loans (and related properties acquired on behalf of the trust) when the Group 1 Mortgage Loans and such properties remaining in the trust have been reduced to less than 10% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date.

P&I Advances:
Each Servicer will be required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. To the extent a Servicer fails to do so, the Master Servicer will be required to make such advances. Each Servicer and Master Servicer, as applicable, will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:
With respect to each principal prepayment of loans, each Servicer will be obligated to pay an amount which, when added to all amounts allocable to interest received in connection with the principal prepayment, equals one month's interest on the amount of principal so prepaid at the applicable mortgage loan remittance rate. To the extent the Servicer fails to do so, the Master Servicer will be required to make such payment of compensating interest.

Underwriting Standards:	The Group 1 were underwritten to the guidelines of the related originator, as more fully described in the prospectus supplement.

Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:
The Class 1-A Certificates are expected to be ERISA eligible as of the Closing Date. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

SMMEA Considerations:	The Class 1-A Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).

Form of Registration:	The Class 1-A Certificates will be issued in book-entry form through DTC.

Minimum Denominations:	The Class 1-A Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1.

Static Pool Information:
To retrieve Static Pool Information, please visit the CitiMortgage website at www.citimortgagembs.com where “Reg AB” should be chosen from the menu shown at the left. From the Reg AB screen, please select the shelf “CMLTI” from the dropdown menu and then select the deal name “2006-AR6” from the list provided.

Group 1 Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	1,190
Aggregate Original Principal Balance:	$754,502,067.20	(+/-) 7%
Aggregate Current Principal Balance:	$749,279,874.15	(+/-) 7%
Average Original Loan Balance:	$634,035.35	Approx.
Average Current Loan Balance:	$629,646.95	Approx.
Percent of Interest Only Loans:	87.10	Approx.
1st Lien:	100.00
Percent with Prepayment Penalty:	0.00
Wtd. Avg. Net/Gross Coupon:	6.106% / 6.356%	(+/-) 7 bps
GWAC Range:	4.875% - 7.375%	Approx.
Index:
12-Month LIBOR	0.89%	Approx.
1-Year CMT	99.11%	Approx.
Wtd. Avg. Net/Gross Margin by Index:
12-Month LIBOR	2.000% / 2.250%	(+/-) 7 bps
1-Year CMT	2.499% / 2.749%	(+/-) 7 bps
Reset Frequency:
Annually	100.00%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	357	(+/-) 1 month
Wtd. Avg. Months to Roll:	117	(+/-) 1 month
Wtd. Avg. Next Change Date:	5/13/2016	Approx.
Initial Cap:	5.000%	Approx.
Periodic Cap:	2.000%	Approx.
Wtd. Avg. Minimum Mortgage Net/Gross Rate:	2.495% / 2.745%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net/Gross Rate:	11.106% / 11.356%	(+/-) 7 bps
Wtd. Avg. Original LTV:	75.71%	Approx.
Wtd. Avg. Combined LTV:	81.40%	Approx.
Percent with Silent Second Lien:	48.14%	Approx
Percent Relocation Loans:	3.83	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	736	Approx.
Geographic Distribution: (>5%)
California	48.40%	Approx.
New York	7.83%	Approx.
New Jersey	5.80%	Approx.
Originator:
Wells Fargo	99.20%	Approx.
Fifth Third	0.80%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
112,000.00 - 125,000.00	1	112,000.00	0.01	6.000	697	80.00
150,000.01 - 175,000.00	3	488,700.59	0.07	5.953	723	69.46
200,000.01 - 225,000.00	3	664,969.99	0.09	6.245	761	77.26
225,000.01 - 250,000.00	3	739,743.62	0.10	5.792	780	55.61
250,000.01 - 275,000.00	1	263,395.00	0.04	5.500	756	80.00
275,000.01 - 300,000.00	6	1,734,125.67	0.23	5.982	756	75.01
300,000.01 - 333,700.00	2	636,776.43	0.08	6.249	673	75.00
333,700.01 - 350,000.00	3	1,046,304.94	0.14	5.918	715	75.67
350,000.01 - 400,000.00	4	1,514,039.81	0.20	6.064	729	64.48
400,000.01 - 500,000.00	341	157,722,402.79	21.05	6.367	736	77.38
500,000.01 - 600,000.00	334	183,259,698.55	24.46	6.397	739	77.92
600,000.01 - 700,000.00	191	123,696,460.89	16.51	6.402	736	75.79
700,000.01 - 800,000.00	109	81,964,463.98	10.94	6.335	742	76.86
800,000.01 - 900,000.00	57	48,515,362.72	6.47	6.377	739	74.02
900,000.01 - 1,000,000.00	97	94,352,776.31	12.59	6.359	731	73.84
1,000,000.01 - 1,500,000.00	23	29,355,441.04	3.92	6.076	727	66.63
1,500,000.01 - 2,000,000.00	10	18,442,951.91	2.46	6.256	725	67.22
2,000,000.01 - 2,401,000.00	2	4,770,259.91	0.64	5.877	751	63.60
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The average current balance, as of the cut-off date is approximately $629,647.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
112,000.00 - 125,000.00	1	112,000.00	0.01	6.000	697	80.00
150,000.01 - 175,000.00	3	488,700.59	0.07	5.953	723	69.46
200,000.01 - 225,000.00	1	220,000.00	0.03	6.625	779	78.57
225,000.01 - 250,000.00	3	739,743.62	0.10	5.792	780	55.61
250,000.01 - 275,000.00	1	263,395.00	0.04	5.500	756	80.00
275,000.01 - 300,000.00	4	1,144,651.61	0.15	5.812	734	72.45
300,000.01 - 333,700.00	2	636,776.43	0.08	6.249	673	75.00
333,700.01 - 350,000.00	1	346,461.00	0.05	5.625	695	89.99
350,000.01 - 400,000.00	4	1,473,883.75	0.20	5.910	733	58.64
400,000.01 - 500,000.00	341	157,190,132.78	20.98	6.366	736	77.37
500,000.01 - 600,000.00	333	182,192,274.55	24.32	6.398	739	77.95
600,000.01 - 700,000.00	191	123,045,032.12	16.42	6.401	736	75.76
700,000.01 - 800,000.00	113	83,964,341.51	11.21	6.329	743	76.90
800,000.01 - 900,000.00	56	47,694,567.31	6.37	6.385	738	73.62
900,000.01 - 1,000,000.00	101	97,199,261.02	12.97	6.360	732	74.10
1,000,000.01 - 1,500,000.00	22	28,178,191.04	3.76	6.100	725	66.30
1,500,000.01 - 2,000,000.00	10	17,620,201.91	2.35	6.192	723	66.26
2,000,000.01 - 2,500,000.00	3	6,770,259.91	0.90	6.024	758	68.45
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The average balance at origination, as of the cut-off date is approximately $634,035.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Wells Fargo	1,180	743,275,761.35	99.20	6.354	736	75.72
Fifth Third	10	6,004,112.80	0.80	6.563	742	74.55
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
4.875 - 4.999	1	480,708.00	0.06	4.875	793	80.00
5.000 - 5.499	12	8,284,443.36	1.11	5.245	751	70.30
5.500 - 5.999	158	102,257,475.57	13.65	5.696	735	72.01
6.000 - 6.499	451	287,596,275.37	38.38	6.273	743	76.57
6.500 - 6.999	538	331,793,263.15	44.28	6.619	732	76.18
7.000 - 7.375	30	18,867,708.70	2.52	7.082	708	76.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average current rate, as of the cut-off date is approximately 6.356%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
240	1	430,201.57	0.06	5.625	813	80.00
360	1,189	748,849,672.58	99.94	6.356	736	75.70
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
238 - 300	1	430,201.57	0.06	5.625	813	80.00
301 - 359	1,189	748,849,672.58	99.94	6.356	736	75.70
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average remaining term, as of the cut-off date is approximately 357 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
First	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
No Simultaneous Second	620	388,566,811.56	51.86	6.335	738	74.33
Has Simultaneous Second	570	360,713,062.59	48.14	6.377	735	77.20
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
23.73 - 25.00	2	1,792,649.42	0.24	5.890	760	23.89
30.01 - 35.00	3	1,791,374.95	0.24	6.552	705	32.84
35.01 - 40.00	5	4,537,907.51	0.61	5.760	720	37.07
40.01 - 45.00	7	5,639,041.61	0.75	6.080	727	42.39
45.01 - 50.00	7	4,909,123.23	0.66	6.219	697	47.40
50.01 - 55.00	17	13,433,002.91	1.79	6.077	722	53.18
55.01 - 60.00	20	14,645,384.72	1.95	6.140	700	58.00
60.01 - 65.00	47	33,091,320.39	4.42	6.400	716	63.00
65.01 - 70.00	62	47,279,869.32	6.31	6.326	727	68.64
70.01 - 75.00	111	77,237,522.05	10.31	6.437	721	73.48
75.01 - 80.00	900	540,460,578.80	72.13	6.366	743	79.58
80.01 - 85.00	2	1,041,049.44	0.14	6.565	702	85.00
85.01 - 90.00	3	1,567,658.67	0.21	5.982	693	90.00
90.01 - 95.00	4	1,853,391.13	0.25	6.643	687	95.00
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 75.71%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
23.73 - 30.00	2	1,792,649.42	0.24	5.890	760	23.89
30.01 - 40.00	6	3,979,540.25	0.53	6.253	706	35.03
40.01 - 50.00	12	10,148,184.89	1.35	6.007	720	43.31
50.01 - 60.00	28	19,384,458.47	2.59	6.142	704	55.50
60.01 - 70.00	91	63,820,915.04	8.52	6.301	730	64.30
70.01 - 75.00	89	62,373,953.85	8.32	6.449	721	71.98
75.01 - 80.00	422	261,655,062.64	34.92	6.333	745	78.89
80.01 - 85.00	34	22,788,813.47	3.04	6.288	730	76.70
85.01 - 90.00	320	198,788,036.41	26.53	6.404	737	79.06
90.01 - 95.00	137	78,868,744.86	10.53	6.364	735	79.75
95.01 - 100.00	48	25,044,514.85	3.34	6.525	747	79.42
100.01 - 100.01	1	635,000.00	0.08	5.500	677	79.47
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 81.40%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
610 - 620	1	635,844.11	0.08	6.750	610	75.00
621 - 640	9	5,591,006.91	0.75	6.404	628	73.56
641 - 660	22	15,468,763.22	2.06	6.492	651	74.20
661 - 680	107	65,932,710.00	8.80	6.446	671	73.87
681 - 700	184	120,592,602.96	16.09	6.361	691	72.57
701 - 720	166	104,815,381.12	13.99	6.427	711	75.88
721 - 740	103	64,211,253.32	8.57	6.321	731	76.17
741 - 760	143	87,865,959.01	11.73	6.348	751	77.31
761 - 780	195	123,276,122.61	16.45	6.287	771	77.04
781 - 800	204	126,158,227.88	16.84	6.318	789	76.54
801 - 817	56	34,732,003.01	4.64	6.339	807	77.94
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average FICO, as of the cut-off date is approximately 736.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
California	548	362,686,016.82	48.40	6.415	739	75.43
New York	89	58,658,140.60	7.83	6.257	740	73.14
New Jersey	70	43,468,952.31	5.80	6.358	729	77.24
Virginia	58	34,609,903.82	4.62	6.302	743	79.05
Florida	55	33,176,661.47	4.43	6.380	727	74.89
Washington	44	24,528,691.86	3.27	6.262	726	76.54
Maryland	38	22,949,916.26	3.06	6.324	738	76.39
Colorado	36	19,830,924.22	2.65	6.195	734	77.90
Arizona	31	18,437,987.58	2.46	6.428	722	74.28
Illinois	26	14,720,054.17	1.96	6.312	736	76.82
Massachusetts	21	12,310,552.38	1.64	6.318	736	75.68
Pennsylvania	20	12,305,381.50	1.64	6.068	745	75.78
Texas	16	10,226,456.16	1.36	6.042	727	73.69
District of Columbia	16	9,380,637.24	1.25	6.369	744	77.93
Connecticut	12	7,714,887.05	1.03	6.133	720	72.86
Others	110	64,274,710.71	8.58	6.347	735	76.44
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
One Year CMT	1,179	742,647,761.35	99.11	6.354	736	75.71
Twelve Month LIBOR	11	6,632,112.80	0.89	6.557	744	75.06
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Annually	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.250 - 2.500	15	8,235,433.66	1.10	6.521	738	75.43
2.501 - 2.750	1,175	741,044,440.49	98.90	6.354	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average margin, as of the cut-off date is approximately 2.745%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
5.000	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.000%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.000	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.000%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
9.875 - 9.900	1	480,708.00	0.06	4.875	793	80.00
10.000 - 10.400	12	8,284,443.36	1.11	5.245	751	70.30
10.500 - 10.900	158	102,257,475.57	13.65	5.696	735	72.01
11.000 - 11.400	451	287,596,275.37	38.38	6.273	743	76.57
11.500 - 11.900	538	331,793,263.15	44.28	6.619	732	76.18
12.000 - 12.375	30	18,867,708.70	2.52	7.082	708	76.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 11.356%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.250 - 2.500	15	8,235,433.66	1.10	6.521	738	75.43
2.501 - 2.750	1,175	741,044,440.49	98.90	6.354	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.745%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2015-06	4	3,097,958.42	0.41	5.579	723	65.99
2015-07	14	11,054,309.50	1.48	5.487	753	68.90
2015-08	7	5,963,843.81	0.80	5.483	733	55.34
2015-09	10	7,145,697.07	0.95	5.588	725	67.09
2015-10	16	9,417,747.95	1.26	5.635	727	64.33
2015-11	14	7,047,155.91	0.94	5.850	748	72.51
2015-12	12	8,049,954.87	1.07	6.061	733	64.46
2016-01	4	3,391,033.43	0.45	6.113	740	60.63
2016-02	2	1,346,200.00	0.18	6.367	767	80.00
2016-03	7	4,591,381.56	0.61	6.028	739	76.67
2016-04	17	9,460,116.88	1.26	6.414	732	77.60
2016-05	101	69,274,370.14	9.25	6.428	726	75.74
2016-06	815	504,720,061.34	67.36	6.411	737	76.62
2016-07	167	104,720,043.27	13.98	6.393	742	76.38
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Single Family	985	628,903,312.22	83.93	6.369	736	75.51
Condominium	171	99,439,866.64	13.27	6.293	741	76.90
Multi-Family (2-4 Units)	15	10,050,281.03	1.34	6.417	733	77.45
Co-Op	16	9,422,966.76	1.26	6.027	735	75.70
PUD	3	1,463,447.50	0.20	6.627	756	66.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Primary	1,105	699,186,153.37	93.31	6.354	737	75.74
Second Home	77	46,421,622.57	6.20	6.378	732	75.08
Investor	8	3,672,098.21	0.49	6.377	696	77.76
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Purchase	839	527,565,345.43	70.41	6.326	744	77.66
Cash-Out Refinance	200	121,392,568.62	16.20	6.480	719	70.05
Rate/Term Refinance	151	100,321,960.10	13.39	6.358	719	72.31
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Stated - Verified	740	478,001,076.03	63.79	6.392	738	76.34
Stated - Stated	274	152,034,549.63	20.29	6.381	760	74.10
Verified - Verified	174	118,378,248.49	15.80	6.178	701	75.24
Verified - Stated	2	866,000.00	0.12	6.286	719	70.91
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
None	164	96,633,905.74	12.90	6.216	727	75.55
120	1,026	652,645,968.41	87.10	6.376	738	75.73
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
LTV Less than or Equal to 80%	1,182	745,631,585.52	99.51	6.355	737	75.63
PMI	1	431,447.17	0.06	6.375	784	95.00
Radian	4	1,671,701.12	0.22	6.097	691	89.67
RMIC	1	425,540.90	0.06	7.250	644	95.00
United Guaranty	2	1,119,599.44	0.15	6.618	679	90.29
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

CMLTI 2006-AR6

PRELIMINARY TERM SHEET
$[715,937,000] (Approximate)
Citigroup Mortgage Loan Trust Inc. Depositor
Mortgage Pass-Through Certificates Series 2006-AR6
CitiMortgage, Inc. Master Servicer
Citigroup Global Markets Realty, Corp. Sponsor
Wells Fargo Bank N.A. Fifth Third Bank Originators and Servicers

The following is a preliminary Term Sheet. All terms and statements are subject to change.

August 8, 2006

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You June get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1 (877) 858-5407. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus June be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change. The information in this free writing prospectus June reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You June withdraw your indication of interest at any time.

Citigroup Global Markets Inc.

Trading
Brian Delany	(212) 723-6038	brian.delany@citigroup.com
Sean Duffy	(212) 723-6038	sean.k.duffy@citigroup.com

Mortgage Finance
Pete Steinmetz	(212) 723-6391	peter.d.steinmetz@citigroup.com
Sandra Gates	(212) 723-6658	sandra.gates@citigroup.com
Kapil Dargan	(212) 723-6195	kapil.dargan@citigroup.com

Analytics
Oleg Saitskiy	(212) 723-4589	oleg.saitskiy@citigroup.com
Vadim Krisyan	(212) 723-6590	vadim.krisyan@citigroup.com
Michael Park	(212) 723-6402	michael.park@citigroup.com
Raul Orozco	(212) 723-6420	raul.d.orozco@citigroup.com

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial Advisor immediately.

Term Sheet	Date Prepared: August 8, 2006

Citigroup Mortgage Loan Trust Inc.,
Mortgage Pass-through Certificates, Series 2006-AR6

Approximate Total Principal Amount Offered: $[715,937,000]

Offered Certificates(1)
Class	Principal Balance(1)	WAL (Yrs) (Roll/Mat)	Pymt Window (Mos) (Roll/Mat)	Certificate Interest Rates	Delay Day	Type	Expected Ratings (TBD)
1-A1	$[678,098,000]	TBD	TBD	WAC(2)	24	Super Senior Pass-Through	AAA
1-A2	$ [37,839,000]	TBD	TBD	WAC(2)	24	Senior Support	AAA
1-AR
1-B1	These classes will not be offered
1-B2
1-B3
1-B4
1-B5
1-B6

(1)
The class sizes are approximate and subject to +/- 5% variance and final rating agency levels. This transaction has three independent groups of collateral: Group 1, Group 2 and Group 3 Mortgage Loans. Only the Group 1 Cert1ficates supported by the Group 1 Mortgage Loans are offered pursuant to this term sheet.

(2)	Class 1-A1 and Class 1-A2 Certificates will bear a coupon rate equal to Net Weighted Average Rate of the Group 1 Mortgage Loans.

Title of the Securities:               Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2006-AR6

Offered Certificates:
Approximately $[715,937,000] variable-rate Class 1-A1 Certificates (the “Group 1 Super Senior Certificates”) and Class 1-A2 Certificates (the “Group 1 Senior Support Certificates” and together with the Super Senior Certificates referred to as the “Group 1 Senior Certificates” or the “Class 1-A Certificates”) will be offered pursuant to this term sheet.

Non-Offered
Certificates:
The Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates (collectively referred to as the “Class 1-B Certificates” or the “Group 1 Subordinate Certificates”) and the Class 1-AR Certificates (the “Group 1 Residual Certificates”) will not be offered.

Cut-off Date:	August 1, 2006

Settlement Date:	On or about August 31, 2006.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day), commencing in September 2006.

Day Count:	Interest will accrue on the Offered Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Depositor:	Citigroup Mortgage Loan Trust Inc.

Lead & Sole Underwriter:	Citigroup Global Markets Inc.

Issuing Entity:	Citigroup Mortgage Loan Trust, Series 2006-AR6. The issuing entity is sometimes referred to as the “Trust” or the “Trust Fund.”

Master Servicer and Trust
Administrator:	CitiMortgage, Inc.

Sponsor:	Citigroup Global Markets Realty Corp.

Originators and Servicers:	Wells Fargo Bank N.A.
Fifth Third Bank

Paying Agent, Certificate
Registrar and
Authenticating Agent:	Citibank, N.A.

Trustee:	US Bank National Association

The Mortgage
Loans:
The Group 1 mortgage loans to be included in the trust for the benefit of the Offered Certificates will be approximately 1,190 adjustable-rate, first lien, prime hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $749,279,874 (the “Group 1 Mortgage Loans”). The mortgage rates on the Group 1 Mortgage Loans are determined based on a 12-Month LIBOR or 1-Year CMT index and have initial payment adjustments occurring ten years after their respective first payment dates. The rate adjustment frequency of the Group 1 Mortgage Loans is annual after the initial rate adjustment.

Structure:
The trust contains three sets of notes with three independent groups of collateral (the Mortgage Loans) and three independent structures. The Structure is classified as Senior/Subordinate, shifting interest.

Pass-Through Rate:	For each class of the Class A Certificates, the weighted average of the Net Mortgage Rates of the Mortgage Loans.
For the Class B Certificates, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.

Net Mortgage Rate:	For each mortgage loan, the gross mortgage rate set forth in the related mortgage note less the related servicing fee rate.

Credit Enhancement:
Credit enhancement for the Class 1-A Certificates will be provided by a senior/subordinate, shifting interest structure. The Class 1-B Certificates will be subordinate to, and provide credit enhancement for, the Class 1-A Certificates. The Group 1 Super Senior Certificates will also have additional credit enhancement from the Group 1 Senior Support Certificates with respect to loss allocation (See “Loss Protection” percentages in the “Allocation of Losses” section).

Subordination:
Certificates	Ratings (TBD)	Initial Subordination Percentage*
Class 1-A Certificates	AAA	[4.45]% (+/- 25 bps)
*  Preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Available Funds:                        With respect to any Distribution Date, the scheduled payments collected or advanced on the Mortgage Loans during the related due period and any unscheduled amounts collected during the related prepayment period, less servicing fees and certain expenses of the trust.

Due Period:                                 With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:                    With respect to any Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

Payment Priority:                       On each Distribution Date, the payment to the Certificates, to the extent of  available funds, will generally be made in the following order of priority:

1.	Distributions of interest, concurrently, to the holders of the Class 1-A Certificates, pro rata, in an amount equal to the interest accrued on each class at their Pass-Through Rate;

2.
Distributions of principal from the Mortgage Loans, concurrently, to the holders of the related Class 1-A Certificates (and on the first distribution date, first to the Class 1-AR Certificates), each class’s allocable share of principal;

3. From remaining available funds, as follows:

a.
distributions of interest at the applicable Pass-Through Rate sequentially to the Class 1-B Certificates in order of their numerical class designations, beginning with the Class 1-B1, until each class of Class 1-B Certificates shall have received such interest; and

b.	to the Class 1-B Certificates in order of their numerical designations, such class’ allocable share of principal distributable to the Class 1-B Certificates

Allocation of Losses:
Realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1-B Certificates in reverse order of their numerical class designations, until the certificate principal balance of each Class 1-B Certificates has been reduced to zero. Thereafter, realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1-A2 Certificates and, if the certificate principal balance of the Class 1-A2 Certificates has been reduced to zero, then to the Class 1-A1 Certificates. Realized losses allocated to a class of certificates will be affected by reducing the certificate principal balance of such class by the amount so allocated. Once realized losses are allocated, such amounts will no longer accrue interest and will not be reinstated.

Class  Loss Protection
Group 1 Super Senior Certificates   [9.50]% (+/- 25bps)
Group 1 Senior Support Certificates  [4.45]% (+/- 25bps)

Allocation of Scheduled
Principal:                                     On each Distribution Date, the Class 1-A Certificates will be entitled to receive the Group 1 Senior Percentage of all scheduled principal collected or advanced and the Class 1-B Certificates will be entitled to receive the Group 1 Subordinate Percentage of all scheduled principal collected or advanced. The “Group 1 Senior Percentage” on any Distribution Date will be equal to the percentage obtained by dividing the aggregate certificate principal balance of the Class 1-A Certificates immediately prior to such Distribution Date, by the aggregate scheduled principal balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period. The “Group 1 Subordinate Percentage” on any Distribution Date will be 100% minus the Group 1 Senior Percentage on that Distribution Date.

Allocation of Unscheduled
Principal:
The Class 1-A Certificates will be entitled to receive 100% of the unscheduled principal received on the Group 1 Mortgage Loans through the Distribution Date in August 2013. After such time the prepayment percentages for the Class 1-A Certificates will be the Group 1 Senior Percentage of such principal plus a declining portion of the Group 1 Subordinate Percentage of such principal. The prepayment percentages for the Class 1-B Certificates will be as follows:

September 2013 - August 2014 30% of their pro rata share
September 2014 - August 2015 40% of their pro rata share
September 2015 - August 2016 60% of their pro rata share
September 2016 - August 2017 80% of their pro rata share
September 2017 - and after 100% of their pro rata share
Provided that any of the following conditions are satisfied:

(i)
the aggregate principal balance of the Group 1 Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate principal balance of the Class 1-B Certificates as of that date; and

(ii)	the cumulative realized losses on the Group 1 Mortgage Loans do not exceed the then applicable Trigger Amount

The prepayment percentage with respect to the Class 1-A Certificates will not  decrease as  scheduled. Not withstanding the foregoing,

(i) if on any Distribution Date before the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 1-B Certificates will receive 50% of their pro rata share of unscheduled principal from the Group 1 Mortgage Loans; and

(ii) if on any Distribution Date on or after the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 1-B Certificates will receive 100% of their pro rata share of unscheduled principal from the Group 1 Mortgage Loans.

                                       Notwithstanding any of the foregoing, if on any Distribution Date, the percentage, the numerator of which is the Certificate principal Balance of the Class 1-A Certificates, immediately preceding such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the beginning of the related Due Period, exceeds such percentage as of the closing date, then the senior prepayment percentage for the Class 1-A Certificates for such Distribution Date will equal 100%.

Trigger Amount:
Distribution Date Occurring in the Period:	Realized Losses as a % of Initial Sum of the Certificate Principal Balances of the Group 1 Subordinate Certificates
September 2013 - August 2014	30%
September 2014 - August 2015	35%
September 2015 - August 2016	40%
September 2016 - August 2017	45%
September 2017 and after	50%

Call Provision:
At its option, Citigroup Global Markets Realty Corp. (or if that entity fails to exercise such option, the Master Servicer) shall purchase all of the Group 1 Mortgage Loans (and related properties acquired on behalf of the trust) when the Group 1 Mortgage Loans and such properties remaining in the trust have been reduced to less than 10% of the principal balance of the Group 1 Mortgage Loans as of the Cut-Off Date.

P&I Advances:
Each Servicer will be required to advance delinquent payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. To the extent a Servicer fails to do so, the Master Servicer will be required to make such advances. Each Servicer and Master Servicer, as applicable, will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:
With respect to each principal prepayment of loans, each Servicer will be obligated to pay an amount which, when added to all amounts allocable to interest received in connection with the principal prepayment, equals one month's interest on the amount of principal so prepaid at the applicable mortgage loan remittance rate. To the extent the Servicer fails to do so, the Master Servicer will be required to make such payment of compensating interest.

Underwriting Standards:	The Group 1 Mortgage Loans were underwritten to the guidelines of the related originator, as more fully described in the prospectus supplement.

Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:
The Class 1-A Certificates are expected to be ERISA eligible as of the Closing Date. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

SMMEA Considerations:	The Class 1-A Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).

Form of Registration:	The Class 1-A Certificates will be issued in book-entry form through DTC.

Minimum Denominations:	The Class 1-A Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1.

Static Pool Information:
To retrieve Static Pool Information, please visit the CitiMortgage website at www.citimortgagembs.com where “Reg AB” should be chosen from the menu shown at the left. From the Reg AB screen, please select the shelf “CMLTI” from the dropdown menu and then select the deal name “2006-AR6” from the list provided.

Group 1 Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	1,190
Aggregate Original Principal Balance:	$754,502,067.20	(+/-) 7%
Aggregate Current Principal Balance:	$749,279,874.15	(+/-) 7%
Average Original Loan Balance:	$634,035.35	Approx.
Average Current Loan Balance:	$629,646.95	Approx.
Percent of Interest Only Loans:	87.10	Approx.
1st Lien:	100.00
Percent with Prepayment Penalty:	0.00
Wtd. Avg. Net/Gross Coupon:	6.106% / 6.356%	(+/-) 7 bps
GWAC Range:	4.875% - 7.375%	Approx.
Index:
12-Month LIBOR	0.89%	Approx.
1-Year CMT	99.11%	Approx.
Wtd. Avg. Net/Gross Margin by Index:
12-Month LIBOR	2.000% / 2.250%	(+/-) 7 bps
1-Year CMT	2.499% / 2.749%	(+/-) 7 bps
Reset Frequency:
Annually	100.00%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	357	(+/-) 1 month
Wtd. Avg. Months to Roll:	117	(+/-) 1 month
Wtd. Avg. Next Change Date:	5/13/2016	Approx.
Initial Cap:	5.000%	Approx.
Periodic Cap:	2.000%	Approx.
Wtd. Avg. Minimum Mortgage Net/Gross Rate:	2.495% / 2.745%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net/Gross Rate:	11.106% / 11.356%	(+/-) 7 bps
Wtd. Avg. Original LTV:	75.71%	Approx.
Wtd. Avg. Combined LTV:	81.40%	Approx.
Percent with Silent Second Lien:	48.14%	Approx
Percent Relocation Loans:	3.83	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	736	Approx.
Geographic Distribution: (>5%)
California	48.40%	Approx.
New York	7.83%	Approx.
New Jersey	5.80%	Approx.
Originator:
Wells Fargo	99.20%	Approx.
Fifth Third	0.80%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
112,000.00 - 125,000.00	1	112,000.00	0.01	6.000	697	80.00
150,000.01 - 175,000.00	3	488,700.59	0.07	5.953	723	69.46
200,000.01 - 225,000.00	3	664,969.99	0.09	6.245	761	77.26
225,000.01 - 250,000.00	3	739,743.62	0.10	5.792	780	55.61
250,000.01 - 275,000.00	1	263,395.00	0.04	5.500	756	80.00
275,000.01 - 300,000.00	6	1,734,125.67	0.23	5.982	756	75.01
300,000.01 - 333,700.00	2	636,776.43	0.08	6.249	673	75.00
333,700.01 - 350,000.00	3	1,046,304.94	0.14	5.918	715	75.67
350,000.01 - 400,000.00	4	1,514,039.81	0.20	6.064	729	64.48
400,000.01 - 500,000.00	341	157,722,402.79	21.05	6.367	736	77.38
500,000.01 - 600,000.00	334	183,259,698.55	24.46	6.397	739	77.92
600,000.01 - 700,000.00	191	123,696,460.89	16.51	6.402	736	75.79
700,000.01 - 800,000.00	109	81,964,463.98	10.94	6.335	742	76.86
800,000.01 - 900,000.00	57	48,515,362.72	6.47	6.377	739	74.02
900,000.01 - 1,000,000.00	97	94,352,776.31	12.59	6.359	731	73.84
1,000,000.01 - 1,500,000.00	23	29,355,441.04	3.92	6.076	727	66.63
1,500,000.01 - 2,000,000.00	10	18,442,951.91	2.46	6.256	725	67.22
2,000,000.01 - 2,401,000.00	2	4,770,259.91	0.64	5.877	751	63.60
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The average current balance, as of the cut-off date is approximately $629,647.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
112,000.00 - 125,000.00	1	112,000.00	0.01	6.000	697	80.00
150,000.01 - 175,000.00	3	488,700.59	0.07	5.953	723	69.46
200,000.01 - 225,000.00	1	220,000.00	0.03	6.625	779	78.57
225,000.01 - 250,000.00	3	739,743.62	0.10	5.792	780	55.61
250,000.01 - 275,000.00	1	263,395.00	0.04	5.500	756	80.00
275,000.01 - 300,000.00	4	1,144,651.61	0.15	5.812	734	72.45
300,000.01 - 333,700.00	2	636,776.43	0.08	6.249	673	75.00
333,700.01 - 350,000.00	1	346,461.00	0.05	5.625	695	89.99
350,000.01 - 400,000.00	4	1,473,883.75	0.20	5.910	733	58.64
400,000.01 - 500,000.00	341	157,190,132.78	20.98	6.366	736	77.37
500,000.01 - 600,000.00	333	182,192,274.55	24.32	6.398	739	77.95
600,000.01 - 700,000.00	191	123,045,032.12	16.42	6.401	736	75.76
700,000.01 - 800,000.00	113	83,964,341.51	11.21	6.329	743	76.90
800,000.01 - 900,000.00	56	47,694,567.31	6.37	6.385	738	73.62
900,000.01 - 1,000,000.00	101	97,199,261.02	12.97	6.360	732	74.10
1,000,000.01 - 1,500,000.00	22	28,178,191.04	3.76	6.100	725	66.30
1,500,000.01 - 2,000,000.00	10	17,620,201.91	2.35	6.192	723	66.26
2,000,000.01 - 2,500,000.00	3	6,770,259.91	0.90	6.024	758	68.45
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The average balance at origination, as of the cut-off date is approximately $634,035.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Wells Fargo	1,180	743,275,761.35	99.20	6.354	736	75.72
Fifth Third	10	6,004,112.80	0.80	6.563	742	74.55
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
4.875 - 4.999	1	480,708.00	0.06	4.875	793	80.00
5.000 - 5.499	12	8,284,443.36	1.11	5.245	751	70.30
5.500 - 5.999	158	102,257,475.57	13.65	5.696	735	72.01
6.000 - 6.499	451	287,596,275.37	38.38	6.273	743	76.57
6.500 - 6.999	538	331,793,263.15	44.28	6.619	732	76.18
7.000 - 7.375	30	18,867,708.70	2.52	7.082	708	76.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average current rate, as of the cut-off date is approximately 6.356%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
240	1	430,201.57	0.06	5.625	813	80.00
360	1,189	748,849,672.58	99.94	6.356	736	75.70
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
238 - 300	1	430,201.57	0.06	5.625	813	80.00
301 - 359	1,189	748,849,672.58	99.94	6.356	736	75.70
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average remaining term, as of the cut-off date is approximately 357 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
First	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
No Simultaneous Second	620	388,566,811.56	51.86	6.335	738	74.33
Has Simultaneous Second	570	360,713,062.59	48.14	6.377	735	77.20
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
23.73 - 25.00	2	1,792,649.42	0.24	5.890	760	23.89
30.01 - 35.00	3	1,791,374.95	0.24	6.552	705	32.84
35.01 - 40.00	5	4,537,907.51	0.61	5.760	720	37.07
40.01 - 45.00	7	5,639,041.61	0.75	6.080	727	42.39
45.01 - 50.00	7	4,909,123.23	0.66	6.219	697	47.40
50.01 - 55.00	17	13,433,002.91	1.79	6.077	722	53.18
55.01 - 60.00	20	14,645,384.72	1.95	6.140	700	58.00
60.01 - 65.00	47	33,091,320.39	4.42	6.400	716	63.00
65.01 - 70.00	62	47,279,869.32	6.31	6.326	727	68.64
70.01 - 75.00	111	77,237,522.05	10.31	6.437	721	73.48
75.01 - 80.00	900	540,460,578.80	72.13	6.366	743	79.58
80.01 - 85.00	2	1,041,049.44	0.14	6.565	702	85.00
85.01 - 90.00	3	1,567,658.67	0.21	5.982	693	90.00
90.01 - 95.00	4	1,853,391.13	0.25	6.643	687	95.00
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 75.71%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
23.73 - 30.00	2	1,792,649.42	0.24	5.890	760	23.89
30.01 - 40.00	6	3,979,540.25	0.53	6.253	706	35.03
40.01 - 50.00	12	10,148,184.89	1.35	6.007	720	43.31
50.01 - 60.00	28	19,384,458.47	2.59	6.142	704	55.50
60.01 - 70.00	91	63,820,915.04	8.52	6.301	730	64.30
70.01 - 75.00	89	62,373,953.85	8.32	6.449	721	71.98
75.01 - 80.00	422	261,655,062.64	34.92	6.333	745	78.89
80.01 - 85.00	34	22,788,813.47	3.04	6.288	730	76.70
85.01 - 90.00	320	198,788,036.41	26.53	6.404	737	79.06
90.01 - 95.00	137	78,868,744.86	10.53	6.364	735	79.75
95.01 - 100.00	48	25,044,514.85	3.34	6.525	747	79.42
100.01 - 100.01	1	635,000.00	0.08	5.500	677	79.47
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 81.40%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
610 - 620	1	635,844.11	0.08	6.750	610	75.00
621 - 640	9	5,591,006.91	0.75	6.404	628	73.56
641 - 660	22	15,468,763.22	2.06	6.492	651	74.20
661 - 680	107	65,932,710.00	8.80	6.446	671	73.87
681 - 700	184	120,592,602.96	16.09	6.361	691	72.57
701 - 720	166	104,815,381.12	13.99	6.427	711	75.88
721 - 740	103	64,211,253.32	8.57	6.321	731	76.17
741 - 760	143	87,865,959.01	11.73	6.348	751	77.31
761 - 780	195	123,276,122.61	16.45	6.287	771	77.04
781 - 800	204	126,158,227.88	16.84	6.318	789	76.54
801 - 817	56	34,732,003.01	4.64	6.339	807	77.94
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average FICO, as of the cut-off date is approximately 736.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
California	548	362,686,016.82	48.40	6.415	739	75.43
New York	89	58,658,140.60	7.83	6.257	740	73.14
New Jersey	70	43,468,952.31	5.80	6.358	729	77.24
Virginia	58	34,609,903.82	4.62	6.302	743	79.05
Florida	55	33,176,661.47	4.43	6.380	727	74.89
Washington	44	24,528,691.86	3.27	6.262	726	76.54
Maryland	38	22,949,916.26	3.06	6.324	738	76.39
Colorado	36	19,830,924.22	2.65	6.195	734	77.90
Arizona	31	18,437,987.58	2.46	6.428	722	74.28
Illinois	26	14,720,054.17	1.96	6.312	736	76.82
Massachusetts	21	12,310,552.38	1.64	6.318	736	75.68
Pennsylvania	20	12,305,381.50	1.64	6.068	745	75.78
Texas	16	10,226,456.16	1.36	6.042	727	73.69
District of Columbia	16	9,380,637.24	1.25	6.369	744	77.93
Connecticut	12	7,714,887.05	1.03	6.133	720	72.86
Others	110	64,274,710.71	8.58	6.347	735	76.44
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
One Year CMT	1,179	742,647,761.35	99.11	6.354	736	75.71
Twelve Month LIBOR	11	6,632,112.80	0.89	6.557	744	75.06
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Annually	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.250 - 2.500	15	8,235,433.66	1.10	6.521	738	75.43
2.501 - 2.750	1,175	741,044,440.49	98.90	6.354	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average margin, as of the cut-off date is approximately 2.745%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
5.000	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.000%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.000	1,190	749,279,874.15	100.00	6.356	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.000%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
9.875 - 9.900	1	480,708.00	0.06	4.875	793	80.00
10.000 - 10.400	12	8,284,443.36	1.11	5.245	751	70.30
10.500 - 10.900	158	102,257,475.57	13.65	5.696	735	72.01
11.000 - 11.400	451	287,596,275.37	38.38	6.273	743	76.57
11.500 - 11.900	538	331,793,263.15	44.28	6.619	732	76.18
12.000 - 12.375	30	18,867,708.70	2.52	7.082	708	76.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 11.356%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2.250 - 2.500	15	8,235,433.66	1.10	6.521	738	75.43
2.501 - 2.750	1,175	741,044,440.49	98.90	6.354	736	75.71
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.745%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
2015-06	4	3,097,958.42	0.41	5.579	723	65.99
2015-07	14	11,054,309.50	1.48	5.487	753	68.90
2015-08	7	5,963,843.81	0.80	5.483	733	55.34
2015-09	10	7,145,697.07	0.95	5.588	725	67.09
2015-10	16	9,417,747.95	1.26	5.635	727	64.33
2015-11	14	7,047,155.91	0.94	5.850	748	72.51
2015-12	12	8,049,954.87	1.07	6.061	733	64.46
2016-01	4	3,391,033.43	0.45	6.113	740	60.63
2016-02	2	1,346,200.00	0.18	6.367	767	80.00
2016-03	7	4,591,381.56	0.61	6.028	739	76.67
2016-04	17	9,460,116.88	1.26	6.414	732	77.60
2016-05	101	69,274,370.14	9.25	6.428	726	75.74
2016-06	815	504,720,061.34	67.36	6.411	737	76.62
2016-07	167	104,720,043.27	13.98	6.393	742	76.38
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Single Family	985	628,903,312.22	83.93	6.369	736	75.51
Condominium	171	99,439,866.64	13.27	6.293	741	76.90
Multi-Family (2-4 Units)	15	10,050,281.03	1.34	6.417	733	77.45
Co-Op	16	9,422,966.76	1.26	6.027	735	75.70
PUD	3	1,463,447.50	0.20	6.627	756	66.48
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Primary	1,105	699,186,153.37	93.31	6.354	737	75.74
Second Home	77	46,421,622.57	6.20	6.378	732	75.08
Investor	8	3,672,098.21	0.49	6.377	696	77.76
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Purchase	839	527,565,345.43	70.41	6.326	744	77.66
Cash-Out Refinance	200	121,392,568.62	16.20	6.480	719	70.05
Rate/Term Refinance	151	100,321,960.10	13.39	6.358	719	72.31
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
Stated - Verified	740	478,001,076.03	63.79	6.392	738	76.34
Stated - Stated	274	152,034,549.63	20.29	6.381	760	74.10
Verified - Verified	174	118,378,248.49	15.80	6.178	701	75.24
Verified - Stated	2	866,000.00	0.12	6.286	719	70.91
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
None	164	96,633,905.74	12.90	6.216	727	75.55
120	1,026	652,645,968.41	87.10	6.376	738	75.73
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO	WA OLTV
LTV Less than or Equal to 80%	1,182	745,631,585.52	99.51	6.355	737	75.63
PMI	1	431,447.17	0.06	6.375	784	95.00
Radian	4	1,671,701.12	0.22	6.097	691	89.67
RMIC	1	425,540.90	0.06	7.250	644	95.00
United Guaranty	2	1,119,599.44	0.15	6.618	679	90.29
Total:	1,190	749,279,874.15	100.00	6.356	736	75.71

CMLTI 2006-AR6 GROUP 2

PRELIMINARY TERM SHEET
$686,611,000 (Approximate)
Citigroup Mortgage Loan Trust Inc. Depositor
Mortgage Pass-Through Certificates Series 2006-AR6
CitiMortgage, Inc. Master Servicer
Citigroup Global Markets Realty, Corp. Seller and Sponsor

The following is a preliminary Term Sheet. All terms and statements are subject to change.

August 10, 2006

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You June get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1 (877) 858-5407. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus June be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change. The information in this free writing prospectus June reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You June withdraw your indication of interest at any time.

Citigroup Global Markets Inc.

Trading
Brian Delany	(212) 723-6038	brian.delany@citigroup.com
Sean Duffy	(212) 723-6038	sean.k.duffy@citigroup.com

Mortgage Finance
Pete Steinmetz	(212) 723-6391	peter.d.steinmetz@citigroup.com
Sandra Gates	(212) 723-6658	sandra.gates@citigroup.com
Kapil Dargan	(212) 723-6195	kapil.dargan@citigroup.com

Analytics
Oleg Saitskiy	(212) 723-4589	oleg.saitskiy@citigroup.com
Raul Orozco	(212) 723-6420	raul.d.orozco@citigroup.com
Michael Park	(212) 723-6402	michael.park@citigroup.com
Vadim Krisyan	(212) 723-6590	vadim.krisyan@citigroup.com

Term Sheet	Date Prepared: August 10, 2006

Citigroup Mortgage Loan Trust Inc.,
Mortgage Pass-through Certificates, Series 2006-AR6
Approximate Total Principal Amount Offered: $[686,611,000]

Offered Certificates(1)(2)
Class	Principal Balance(1)	WAL (Yrs) (Roll/Mat)	Pymt Window (Mos) (Roll/Mat)	Interest Rate	Delay Day	Tranche Type	Expected Ratings (Moody’s/ Fitch)
2-A1A	$[48,926,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-1 Conforming)	[Aaa/AAA]
2-A2A	$[15,380,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-2 Non-Conforming)	[Aaa/AAA]
2-A12B	$[5,062,000]	[TBD]	[TBD]	Net WAC	24	Senior Support (Group 2-1 and Group 2-2)	[Aa1/AAA]
2-A3A	$[277,218,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-3 Conforming)	[Aaa/AAA]
2-A4A	$[96,981,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-4 Non-Conforming)	[Aaa/AAA]
2-A34B	$[29,451,000]	[TBD]	[TBD]	Net WAC	24	Senior Support (Group 2-3 and Group 2-4)	[Aa1/AAA]
2-A5A	$[117,933,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-5 Conforming)	[Aaa/AAA]
2-A6A	$[52,306,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-6 Non-Conforming)	[Aaa/AAA]
2-A56B	$[13,398,000,000]	[TBD]	[TBD]	Net WAC	24	Senior Support (Group 2-5 and Group 2-6)	[Aa1/AAA]
2-A7A	$[27,770,000]	[TBD]	[TBD]	Net WAC	24	Super Senior (Group 2-7)	[Aaa/AAA]
2-A7B	$[2,186,000]	[TBD]	[TBD]	Net WAC	24	Senior Support (Group 2-7)	[Aa1/AAA]
2-AR
2-12IO
2-34IO
2-56IO
2-7IO	These classes will not be offered
2-B1
2-B2
2-B3
2-B4
2-B5
2-B6

(1)	The class sizes are approximate and subject to +/- 5% variance and final rating agency levels.
(2)
This transaction has two groups of collateral: the Group 1 and Group 2 Mortgage Loans. Only Group 2 Certificates are offered pursuant to this term sheet. The Group 2 Mortgage Loans consist of seven loan groups.

Title of the Securities:               Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2006-AR6.

Offered
Certificates:
Approximately $686,611,000 variable-rate Class 2-A1A, Class 2-A2A, Class 2-A3A, Class 2-A4A, Class 2-A5A, Class 2-A6A and Class 2-A7A Certificates (collectively referred to as the “Super Senior Certificates”), Class 2-A12B and Class 2-A34B, Class 2-A56B and Class 2-A7B, Certificates (collectively referred to as the “Senior Support Certificates” and along with Super Senior Certificates, referred to as the “Class 2-A Certificates”) will be offered pursuant to this term sheet.

Senior Support
Certificates:
The Class 2-A12B, 2-A34B, Class 2-A56B and Class 2-A7B Certificates. The Class 2-A12B Certificates are comprised of the 2-A1B Component and the 2-A2B Component. The Class 2-A34B Certificates are comprised of the 2-A3B Component and the 2-A4B Component. The Class 2-A56B Certificates are comprised of the 2-A5B Component and the 2-A6B Component. The Class 2-A7B Certificates are comprised of the 2-A7B Component.

Senior Support
Components:	The 2-A1B Component, 2-A2B Component, 2-A3B Component, 2-A4B Component, 2-A5B Component and 2-A6B Component.

Non-Offered
Certificates:
The Class 2-12IO, Class 2-34IO, Class 2-56IO and Class 2-7IO Certificates (collectively referred to as the “Class IO Certificates” or the “Interest-Only Certificates”), Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5 and Class 2-B6 Certificates (collectively referred to as the “Class 2-B Certificates” or the “Subordinate Certificates”) and the Class 2-AR Certificates (the “Group 2 Residual Certificates”) will not be offered.

Cut-off Date:	August 1, 2006.

Settlement Date:	On or about August 31, 2006.

Distribution Dates:	The 25th day of each month (or if not a business day, the next succeeding business day), commencing in September 2006.

Day Count:	Interest will accrue on the Offered Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Depositor:	Citigroup Mortgage Loan Trust Inc.

Lead & Sole Underwriter:	Citigroup Global Markets Inc.

Issuing Entity:	Citigroup Mortgage Loan Trust, 2006-AR6. The issuing entity is sometimes referred to as the “Trust” or the “Trust Fund.”

Master Servicer and Trust
Administrator:	CitiMortgage, Inc.

Sponsor:	Citigroup Global Markets Realty Corp.

Servicers:                                    Citimortgage, Inc., Homebanc Mortgage Corporation, Countrywide Home Loans Servicing LP., Wells Fargo Bank N.A., PHH Mortgage Corporation and National City Mortgage Co.

Originators:
Homebanc Mortgage Corporation, Residential Funding Corporation, Countrywide Home Loans, Inc., American Home Mortgage Corp., Secured Bankers Mortgage Company, MortgageIT, Inc., PHH Mortgage Corporation and National City Mortgage Co.

Paying Agent, Certificate
Registrar and
Authenticating Agent:	Citibank, N.A.

Trustee:	US Bank National Association

The Mortgage
Loans:
The mortgage loans to be included in the trust will be approximately 2,983 adjustable-rate, first lien, prime hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $736,707,426 (the “Group 2 Mortgage Loans”). The mortgage rates on the Group 2 Mortgage Loans are determined based on a 12 Month LIBOR, 6 Month LIBOR or 1 Year CMT index and have initial rate adjustments occurring three, five, seven, or ten years after the first due date. The rate adjustment frequency of the Group 2 Mortgage Loans is semi-annual or annual after the initial rate adjustment.

Structure:	Senior/Subordinate, shifting interest.

Pass-Through Rate:
For the Super Senior Certificates, the Class 2-AR Certificates and the Class 2-A7B Certificates the weighted average of the Net Mortgage Rates (gross mortgage rate less servicing fee rate and administration fee rate) of the Mortgage Loans in the related loan group.

For the Class 2-A12B Certificates, the weighted average of the Group 2-1 Net Mortgage Rate and Group 2-2 Net Mortgage Rate, weighted on the basis of the Senior Support Components for the related loan groups.

For the Class 2-A34B Certificates, the weighted average of the Group 2-3 Net Mortgage Rate and Group 2-4 Net Mortgage Rate, weighted on the basis of the Senior Support Components for the related loan groups.

For the Class 2-A56B Certificates, the weighted average of the Group 2-5 Net Mortgage Rate and Group 2-6 Net Mortgage Rate, weighted on the basis of the Senior Support Components for the related loan groups.

Credit Enhancement:
Credit enhancement for the Class 2-A Certificates will be provided by a senior/subordinate, shifting interest structure. The Class 2-B Certificates will be subordinate to, and provide credit enhancement for, the Class 2-A Certificates. The Super Senior Certificates will also have additional credit enhancement from the Senior Support Certificates with respect to certain loss allocations (See “Loss Protection” percentages in the “Allocation of Losses” section).

Subordination:
Certificates	Ratings (Moody’s/Fitch)	Initial Subordination Percentage*
Class 2-A	Aaa /AAA	6.80% (+/- 100 bps)
*  Preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

Available Funds:                          For any Distribution Date will be the scheduled payments collected or advanced on the Group 2 Mortgage Loans during the related due period and any unscheduled amounts collected during the related prepayment period, less the servicing fees, administrative fees and certain expenses of the trust.

Due Period:                                 With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Payment Priority:                      On each Distribution Date, the Paying Agent will first pay to the Class 2-A and Class 2-AR Certificates the amounts of interest and then principal payable to such Certificates from available funds from the related loan group. The Paying Agent will then pay interest and then principle as applicable to the Class 2-B Certificates from the remaining available funds from the Group 2 Mortgage Loans.

The following distributions and in the following order of priority to the extent of available funds:

1.
Distributions of interest, concurrently, to the holders of the Class 2-A Certificates or components relating to each loan group, pro rata, in an amount equal to the interest accrued on each class at their Pass-Through Rate, from available funds from such loan group;

2.
Distributions of principal, concurrently, from available funds from such loan group, to the holders of the Class 2-A Certificates, from components relating to such loan group (and on the first distribution date, the Class 2-AR Certificates), such class’s allocable share of principal;

3.
From remaining available funds from all loan groups, distributions of interest sequentially and then distribution of principal sequentially to the Class 2-B Certificates in order of their numerical class designations, beginning with Class 2-B1, until each class of Class 2-B Certificates shall have received:

•	Interest at the applicable Pass-Through Rate

•	Such class’ allocable share of principal

Allocation of Losses:
Realized losses (other than fraud, hazard or bankruptcy losses in excess of the limits covered by subordination - referred to as “Excess Losses”) on the Group 2 Mortgage Loans will be allocated to the Class 2-B Certificates in reverse order of their numerical class designations, until the certificate principal balance of each class of Class 2-B Certificates has been reduced to zero. Thereafter, Realized Losses (other than Excess Losses”) on the Group 2 Mortgage Loans will be allocated to the Class 2-A12B and then the Class 2-A1A and Class 2-A2A Certificates (if the realized loss is on a Group 2-1 and Group 2-2 Mortgage Loan), the Class 2-A34B and then the Class 2-A3A and Class 2-A4A Certificates (if the realized loss is on a Group 2-3 and Group 2-4 Mortgage Loan), the Class 2-A56B and then the Class 2-A5A and Class 2-A6A Certificates (if the realized loss is on a Group 2-5 and Group 2-6 Mortgage Loan) and to the Class 2-A7B and then the Class 2-A7A Certificates (if the realized loss is on a Group 2-7 Mortgage Loan), Class 2-A1B Component and then Class 2-A1A Certificates (if the realized loss is on a Group 2-1 Mortgage Loan), Class 2-A2B Component and then Class 2-A2A Certificates (if the realized loss is on a Group 2-2 Mortgage Loan), Class 2-A3B Component and then Class 2-A3A Certificates (if the realized loss is on a Group 2-3 Mortgage Loan), Class 2-A4B Component and then Class 2-A4A Certificates (if the realized loss is on a Group 2-4 Mortgage Loan), Class 2-A5B Component and then Class 2-A5A Certificates (if the realized loss is on a Group 1-5 Mortgage Loan), and Class 2-A6B Component and then Class 1-A6A Certificates (if the realized loss is on a Group 2-6 Mortgage Loan). Realized losses allocated to a class of certificates will be affected by reducing the certificate principal balance of such class by the amount so allocated. Once realized losses are allocated, such amounts will no longer accrue interest and will not be reinstated.

Class                                                                          Loss Protection
Super Senior Certificates                                          13.60% (+/- 100 bps)
Senior Support Certificates 6.80% (+/- 100 bps)

Allocation of Scheduled
Principal:                                     On each Distribution Date, the Class 2-A Certificates will be entitled to receive the Senior Percentage of all scheduled principal collected or advanced on the Mortgage Loans in the related loan group and the Class 2-B Certificates will be entitled to receive the Subordinate Percentage of all scheduled principal collected or advanced on such Mortgage Loans. The “Senior Percentage” on any Distribution Date will be equal to the percentage obtained by dividing the aggregate certificate principal balance of the Class 2-A Certificates or components relating to each loan group immediately prior to such Distribution Date, by the aggregate scheduled principal balance of the Mortgage Loans in such loan group as of the beginning of the related Due Period. The “Subordinate Percentage” on any Distribution Date for any loan group will be 100% minus the related Senior Percentage on that Distribution Date.

Allocation of Unscheduled
Principal:
The Class 2-A Certificates or components will be entitled to receive 100% of the unscheduled principal received on the Group 2 Mortgage Loans in the related loan group through the Distribution Date in August 2013. After such time the prepayment percentages for the Class 2-A Certificates will be the related Senior Percentage of such principal plus a declining portion of the related Subordinate Percentage of such principal.

The prepayment percentages for the Class 2-B Certificates will be as follows:
September 2013 - August 2014                         30% of their pro rata share
September 2014 - August 2015                         40% of their pro rata share
September 2015 - August 2016                         60% of their pro rata share
September 2016 - August 2017                         80% of their pro rata share
September 2017 - and after                                100% of their pro rata share

Provided that:

(i)
the aggregate principal balance of the Group 2 Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate certificate principal balance of the Class 2-B Certificates as of that date; and

(ii)	the cumulative realized losses on the Group 2 Mortgage Loans do not exceed the then applicable Trigger Amount.

If any of the conditions described in (i) or (ii) above are not satisfied, the prepayment percentages with respect to the Class 2-A Certificates will not decrease as scheduled. Notwithstanding the foregoing,

(i) if on any Distribution Date before the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 2-B Certificates will receive 50% of their pro rata share of unscheduled principal from the Group 2 Mortgage Loans; and

(ii) if on any Distribution Date on or after the Distribution Date in August 2009, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Class 2-B Certificates will receive 100% of their pro rata share of unscheduled principal from the Group 2 Mortgage Loans.

Notwithstanding any of the foregoing, if on any Distribution Date, the percentage, the numerator of which is the Certificate principal Balance of the Class 2-A Certificates, immediately preceding such Distribution Date, and the denominator of which is the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the beginning of the related Due Period, exceeds such percentage as of the closing date, then the senior prepayment percentages for the Class 2-A Certificates for such Distribution Date will equal 100%.

Trigger Amount:
Distribution Date Occurring in the Period:	Realized Losses as a % of Initial Sum of the Certificate Principal Balances of the Class 2-B Certificates
September 2013 - August 2014	30%
September 2014 - August 2015	35%
September 2015 - August 2016	40%
September 2016 - August 2017	45%
September 2017 and after	50%

Call Provision:
At its option, Citigroup Global Markets Realty Corp. (or if that entity fails to exercise such option, the Master Servicer) may purchase all of the Group 2 Mortgage Loans (and related properties acquired on behalf of the trust) when the Group 2 Mortgage Loans and such properties remaining in the trust have been reduced to less than 10% of the principal balance of the Group 2 Mortgage Loans as of the Cut-Off Date.

P&I Advances:
Each Servicer will be required to advance delinquent payments of principal and interest on the mortgage loans serviced by it to the extent such amounts are deemed recoverable. To the extent a Servicer fails to do so, the Master Servicer will be required to make such advances. The Servicers and Master Servicer, as applicable, will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:
With respect to prepayments of mortgage loans, each Servicer is obligated to offset any Prepayment Interest Shortfalls to the extent set forth in its related servicing agreement. In the event that any Servicer fails to pay the amount of any Prepayment Interest Shortfall required to be paid by it for any distribution date, the Master Servicer will be required to pay such unpaid amount.

Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of the related originator, as more fully described in the prospectus supplement.

Legal Structure:	Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.

ERISA Considerations:
The Class 2-A Certificates are expected to be ERISA eligible as of the Closing Date. However, prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of the Offered Certificates.

SMMEA Considerations:	The Class 2-A Certificates are expected to constitute “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (SMMEA).

Form of Registration:	The Class 2-A Certificates will be issued in book-entry form through DTC.

Minimum Denominations:	The Class 2-A Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1.

Group 2 Aggregate Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	2,983
Aggregate Original Principal Balance:	$739,082,790.20	(+/-) 7%
Aggregate Current Principal Balance:	$736,707,425.54	(+/-) 7%
Average Original Loan Balance:	$247,764.93	Approx.
Average Current Loan Balance:	$246,968.63	Approx.
Percent of Interest Only Loans:	93.80%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	7.16%
Wtd. Avg. Net:	6.565%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.870%	(+/-) 7 bps
GWAC Min:	4.500%	Approx.
GWAC Max:	8.750%	Approx.
Index: 12-Month LIBOR	64.36%
Index: 1-Year CMT	0.04%	Approx.
Index: 6-Month LIBOR	35.60%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.969%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.267%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	2.500%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	2.750%	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.117%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.434%	(+/-) 7 bps
Reset Frequency: Annually	64.40%
Reset Frequency: Semi-Annually	35.60%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	63	(+/-) 1 month
Wtd. Avg. Next Change Date:	10/26/2011	Approx.
Initial Cap:	5.107%	Approx.
Periodic Cap:	2.649%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.327%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	2.022%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.501%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.196%	(+/-) 7 bps
Wtd. Avg. Original LTV:	76.77%	Approx.
Wtd. Avg. Combined LTV:	87.12%	Approx.
Percent with Silent Second Lien:	57.30%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	720	Approx.
Geographic Distribution: (>5%)
Florida	33.66%	Approx.
California	16.99%	Approx.
Georgia	14.37%	Approx.

Originator:
AMERICAN HOME	6.23%	Approx.
COUNTRYWIDE	6.80%	Approx.
HOMEBANC	43.41%	Approx.
MORTGAGE IT	0.27%	Approx.
NATCITY	0.08%	Approx.
PHH	0.14%	Approx.
RFC	40.92%	Approx.
SECURED BANKERS	2.16%	Approx.
AMERICAN HOME	6.23%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4,597.85 - 25,000.00	1	4,597.85	0.00	6.625	790	69.49
25,000.01 - 50,000.00	12	481,374.89	0.07	7.962	711	65.71
50,000.01 - 75,000.00	31	2,036,075.75	0.28	7.558	723	75.45
75,000.01 - 100,000.00	196	17,630,174.22	2.39	7.230	727	75.65
100,000.01 - 125,000.00	315	35,569,914.06	4.83	7.060	723	76.06
125,000.01 - 150,000.00	349	48,026,283.97	6.52	6.966	719	77.34
150,000.01 - 175,000.00	290	46,920,472.33	6.37	6.999	726	77.28
175,000.01 - 200,000.00	279	52,191,233.66	7.08	6.928	715	78.04
200,000.01 - 225,000.00	232	49,306,605.11	6.69	6.892	719	77.57
225,000.01 - 250,000.00	185	43,813,316.07	5.95	6.925	722	77.83
250,000.01 - 275,000.00	142	37,384,170.94	5.07	6.890	715	75.84
275,000.01 - 300,000.00	143	41,006,520.39	5.57	6.900	722	77.49
300,000.01 - 333,700.00	154	48,638,852.26	6.60	6.834	717	78.32
333,700.01 - 350,000.00	67	22,857,538.52	3.10	6.927	726	74.68
350,000.01 - 400,000.00	162	60,697,684.90	8.24	6.743	720	76.13
400,000.01 - 500,000.00	217	96,548,200.24	13.11	6.796	720	76.87
500,000.01 - 600,000.00	112	60,598,609.29	8.23	6.712	716	76.28
600,000.01 - 700,000.00	51	32,772,127.31	4.45	6.757	716	75.34
700,000.01 - 800,000.00	18	13,725,693.99	1.86	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.79	1.28	6.355	748	77.42
900,000.01 - 1,000,000.00	12	11,603,375.00	1.58	6.778	742	72.99
1,000,000.01 - 1,500,000.00	3	3,557,500.00	0.48	7.391	682	66.57
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.26	7.375	678	65.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The average current balance, as of the cut-off date is approximately $246,968.63.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33,000.00 - 50,000.00	10	404,765.73	0.05	8.211	695	69.08
50,000.01 - 75,000.00	30	1,981,829.31	0.27	7.577	721	75.05
75,000.01 - 100,000.00	194	17,341,738.27	2.35	7.240	727	75.50
100,000.01 - 125,000.00	317	35,746,886.69	4.85	7.057	723	76.05
125,000.01 - 150,000.00	344	47,277,269.18	6.42	6.965	719	77.65
150,000.01 - 175,000.00	288	46,524,495.77	6.32	7.004	727	77.09
175,000.01 - 200,000.00	282	52,644,149.62	7.15	6.928	715	78.13
200,000.01 - 225,000.00	237	49,773,357.18	6.76	6.888	720	77.39
225,000.01 - 250,000.00	183	43,339,100.54	5.88	6.932	721	78.09
250,000.01 - 275,000.00	142	37,335,309.90	5.07	6.890	715	75.71
275,000.01 - 300,000.00	143	40,834,488.62	5.54	6.905	721	77.43
300,000.01 - 333,700.00	156	48,983,392.35	6.65	6.833	717	78.33
333,700.01 - 350,000.00	67	22,857,538.52	3.10	6.927	726	74.68
350,000.01 - 400,000.00	163	60,997,416.67	8.28	6.742	721	76.15
400,000.01 - 500,000.00	218	96,583,276.81	13.11	6.795	720	76.79
500,000.01 - 600,000.00	113	61,086,609.29	8.29	6.711	716	76.31
600,000.01 - 700,000.00	51	32,772,127.31	4.45	6.757	716	75.34
700,000.01 - 800,000.00	18	13,725,693.99	1.86	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.79	1.28	6.355	748	77.42
900,000.01 - 1,000,000.00	12	11,603,375.00	1.58	6.778	742	72.99
1,000,000.01 - 1,500,000.00	3	3,557,500.00	0.48	7.391	682	66.57
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.26	7.375	678	65.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The average balance at origination, as of the cut-off date is approximately $247,764.93.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	204	45,919,236.11	6.23	7.501	721	71.82
COUNTRYWIDE	85	50,107,053.70	6.80	6.400	725	78.44
HOMEBANC	1,526	319,825,283.88	43.41	6.824	729	76.63
MORTGAGE IT	6	1,960,055.38	0.27	6.290	692	74.66
NATCITY	1	561,422.88	0.08	6.500	681	46.19
PHH	3	999,200.00	0.14	6.898	709	80.00
RFC	1,124	301,427,388.11	40.92	6.899	712	77.63
SECURED BANKERS	34	15,907,785.48	2.16	6.958	710	73.57
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.500 - 4.999	2	718,894.66	0.10	4.764	691	79.99
5.500 - 5.999	37	17,205,371.25	2.34	5.769	727	77.44
6.000 - 6.499	566	152,841,518.87	20.75	6.282	733	75.32
6.500 - 6.999	1,117	292,746,575.54	39.74	6.691	723	76.65
7.000 - 7.499	654	149,456,192.92	20.29	7.207	712	78.03
7.500 - 7.999	436	91,014,215.25	12.35	7.606	707	77.25
8.000 - 8.499	136	26,737,026.28	3.63	8.187	714	76.30
8.500 - 8.750	35	5,987,630.77	0.81	8.527	706	81.04
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average current rate, as of the cut-off date is approximately 6.870%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
340 - 360	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	1,220	314,610,319.13	42.70	6.754	726	75.24
Has Simultaneous Second	1,763	422,097,106.41	57.30	6.956	716	77.91
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.02	6.875	733	7.97
15.01 - 20.00	1	185,000.00	0.03	6.250	806	18.18
20.01 - 25.00	1	183,792.80	0.02	6.500	712	23.29
25.01 - 30.00	7	1,490,200.65	0.20	6.649	748	27.95
30.01 - 35.00	4	845,361.29	0.11	6.503	758	33.43
35.01 - 40.00	17	2,651,345.07	0.36	6.732	738	37.28
40.01 - 45.00	10	2,133,182.71	0.29	6.387	745	42.35
45.01 - 50.00	34	8,266,285.57	1.12	6.550	749	48.04
50.01 - 55.00	24	5,531,267.20	0.75	6.563	706	52.81
55.01 - 60.00	56	16,237,443.16	2.20	6.577	741	58.05
60.01 - 65.00	136	38,637,247.30	5.24	6.927	719	64.19
65.01 - 70.00	247	59,618,930.23	8.09	7.070	722	69.34
70.01 - 75.00	239	59,423,096.80	8.07	7.002	721	74.13
75.01 - 80.00	2,031	503,104,892.10	68.29	6.838	720	79.82
80.01 - 85.00	13	2,682,131.29	0.36	7.165	705	83.88
85.01 - 90.00	110	23,947,970.34	3.25	6.981	714	89.82
90.01 - 95.00	51	11,336,279.53	1.54	7.014	692	94.81
95.01 - 99.68	1	309,000.00	0.04	6.875	774	99.68
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.77%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.02	6.875	733	7.97
10.01 - 20.00	1	185,000.00	0.03	6.250	806	18.18
20.01 - 30.00	8	1,673,993.45	0.23	6.633	744	27.44
30.01 - 40.00	21	3,496,706.36	0.47	6.677	743	36.35
40.01 - 50.00	37	8,694,730.21	1.18	6.528	750	46.98
50.01 - 60.00	76	20,164,609.26	2.74	6.587	732	56.19
60.01 - 70.00	157	45,699,355.11	6.20	6.729	727	65.75
70.01 - 75.00	153	39,660,590.85	5.38	6.800	722	72.85
75.01 - 80.00	632	169,911,660.71	23.06	6.724	728	78.93
80.01 - 85.00	30	7,507,506.65	1.02	6.919	699	79.35
85.01 - 90.00	438	112,544,732.27	15.28	6.905	716	80.59
90.01 - 95.00	346	81,613,355.60	11.08	7.117	713	79.88
95.01 - 100.00	1,083	245,431,185.57	33.31	6.948	717	78.84
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 87.12%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	4	1,172,397.80	0.16	7.014	620	84.03
621 - 640	60	16,377,095.91	2.22	7.004	629	75.10
641 - 660	154	38,047,758.99	5.16	7.121	651	76.48
661 - 680	390	93,007,994.53	12.62	6.981	671	78.62
681 - 700	506	125,503,638.21	17.04	6.949	690	77.34
701 - 720	415	107,140,652.76	14.54	6.847	710	77.61
721 - 740	407	98,785,037.66	13.41	6.804	730	77.07
741 - 760	388	95,722,956.56	12.99	6.795	750	76.52
761 - 780	336	82,188,250.13	11.16	6.829	770	75.58
781 - 800	248	60,955,083.92	8.27	6.705	790	74.69
801 - 820	75	17,806,559.07	2.42	6.713	808	72.15
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The non-zero weighted average FICO, as of the cut-off date is approximately 720.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	1,076	247,974,965.22	33.66	6.874	728	75.71
California	317	125,198,957.84	16.99	6.787	715	75.94
Georgia	579	105,890,433.59	14.37	6.865	722	78.52
Arizona	103	27,761,449.83	3.77	7.008	723	76.28
Virginia	78	23,685,450.10	3.22	6.851	701	78.07
Maryland	49	19,470,899.74	2.64	6.817	705	76.92
Washington	75	19,128,815.98	2.60	6.809	714	77.88
Colorado	74	19,067,689.35	2.59	6.859	718	77.69
Illinois	65	18,629,825.03	2.53	7.022	710	77.63
Nevada	48	15,378,378.87	2.09	6.791	713	78.75
North Carolina	90	15,216,958.65	2.07	6.955	721	78.91
New Jersey	41	13,063,118.23	1.77	6.842	716	74.15
South Carolina	37	7,668,398.31	1.04	6.894	736	76.65
New York	25	7,554,915.13	1.03	6.845	723	79.17
<Others>	326	71,017,169.67	9.64	6.955	717	77.65
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	1,787	474,150,264.89	64.36	6.739	723	76.71
Six Month LIBOR	1,195	262,237,160.65	35.60	7.107	715	76.89
One Year CMT	1	320,000.00	0.04	5.500	690	80.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	1,195	262,237,160.65	35.60	7.107	715	76.89
Annually	1,788	474,470,264.89	64.40	6.739	723	76.71
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,708	658,048,775.48	89.32	6.856	722	76.61
2.501 - 3.000	205	53,953,860.42	7.32	6.968	712	78.26
3.001 - 3.500	66	23,293,829.64	3.16	6.963	696	77.77
4.501 - 5.000	4	1,410,960.00	0.19	7.845	733	77.97
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average margin, as of the cut-off date is approximately 2.327%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.875	1	215,900.00	0.03	6.500	697	79.99
2.000	209	52,552,831.39	7.13	6.918	721	75.58
2.005	1	152,300.00	0.02	7.250	700	79.99
2.250	1	170,010.00	0.02	7.375	699	90.00
3.000	1	49,846.40	0.01	7.375	761	40.00
4.500	1	93,600.00	0.01	7.500	732	80.00
4.625	1	574,650.00	0.08	7.375	656	80.00
4.875	1	279,900.00	0.04	6.500	733	79.99
5.000	1,808	474,944,887.25	64.47	6.789	723	76.47
5.125	3	429,500.00	0.06	6.649	771	69.98
5.250	1	198,300.33	0.03	6.250	758	80.00
5.375	1	461,250.00	0.06	7.625	651	75.00
5.500	1	141,200.00	0.02	6.875	703	78.93
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.08	7.125	732	85.91
6.000	627	138,275,630.59	18.77	7.291	709	77.73
6.125	52	9,368,942.18	1.27	6.875	736	80.50
6.250	56	11,615,719.44	1.58	6.740	732	79.29
6.375	41	8,099,225.94	1.10	6.625	719	81.60
6.500	39	8,477,575.51	1.15	6.500	715	78.65
6.625	66	13,684,746.25	1.86	6.375	728	75.22
6.750	68	16,061,330.28	2.18	6.250	736	74.94
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.107%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	427	108,826,823.58	14.77	7.176	713	75.42
2.000	1,834	488,963,921.02	66.37	6.744	722	76.75
5.375	1	461,250.00	0.06	7.625	651	75.00
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.08	7.125	732	85.91
6.000	394	70,114,961.36	9.52	7.596	710	77.99
6.125	52	9,368,942.18	1.27	6.875	736	80.50
6.250	56	11,615,719.44	1.58	6.740	732	79.29
6.375	41	8,099,225.94	1.10	6.625	719	81.60
6.500	39	8,477,575.51	1.15	6.500	715	78.65
6.625	66	13,684,746.25	1.86	6.375	728	75.22
6.750	69	16,234,180.28	2.20	6.250	737	74.94
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.649%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.500 - 9.999	2	718,894.66	0.10	4.764	691	79.99
10.500 - 10.999	35	16,873,321.38	2.29	5.767	727	77.44
11.000 - 11.499	144	54,734,222.85	7.43	6.221	727	75.74
11.500 - 11.999	346	111,066,255.92	15.08	6.712	714	77.03
12.000 - 12.499	496	122,128,390.66	16.58	6.786	723	76.28
12.500 - 12.999	801	191,218,081.37	25.96	6.943	723	75.95
13.000 - 13.499	852	182,878,420.94	24.82	6.933	722	77.64
13.500 - 13.999	179	34,526,482.00	4.69	7.614	701	77.72
14.000 - 14.499	94	16,692,924.99	2.27	8.200	714	77.79
14.500 - 14.750	34	5,870,430.77	0.80	8.528	706	81.06
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.501%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,706	657,787,235.03	89.29	6.856	722	76.61
2.501 - 3.000	206	54,038,360.42	7.34	6.970	712	78.24
3.001 - 3.500	67	23,470,870.09	3.19	6.972	696	77.79
4.501 - 5.000	4	1,410,960.00	0.19	7.845	733	77.97
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.327%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-10	3	529,506.34	0.07	6.594	730	63.13
2008-12	25	4,841,173.20	0.66	6.873	725	79.43
2009-01	31	5,435,509.65	0.74	6.905	726	80.56
2009-02	32	7,076,774.90	0.96	6.865	717	78.65
2009-03	27	6,508,958.24	0.88	6.839	722	79.15
2009-04	83	19,995,159.13	2.71	7.016	719	75.90
2009-05	110	25,820,755.01	3.50	6.913	722	75.73
2009-06	13	4,222,100.00	0.57	7.085	729	70.98
2009-12	1	212,162.66	0.03	4.500	712	80.00
2010-03	1	420,000.00	0.06	6.125	687	76.00
2010-11	3	770,927.49	0.10	6.178	730	81.65
2010-12	54	9,977,015.31	1.35	7.057	711	80.57
2011-01	89	16,773,099.90	2.28	6.957	709	77.76
2011-02	92	19,917,410.69	2.70	6.841	713	77.77
2011-03	195	53,801,313.34	7.30	6.875	713	77.00
2011-04	621	167,367,239.18	22.72	6.886	713	77.66
2011-05	328	75,505,901.65	10.25	7.089	713	78.16
2011-06	310	72,662,705.18	9.86	7.238	716	73.78
2011-07	26	15,540,926.65	2.11	6.339	711	78.65
2011-08	1	152,150.00	0.02	6.500	698	85.00
2012-12	32	6,102,838.17	0.83	6.606	739	79.27
2013-01	68	14,768,112.20	2.00	6.552	722	75.64
2013-02	51	10,314,877.52	1.40	6.407	748	76.68
2013-03	6	1,137,044.54	0.15	6.921	684	77.54
2013-04	188	44,699,685.20	6.07	6.637	737	75.55
2013-05	284	63,568,497.86	8.63	6.785	732	76.50
2013-06	144	38,109,887.42	5.17	6.797	728	75.28
2013-07	28	17,884,184.32	2.43	6.479	733	79.38
2013-08	1	450,000.00	0.06	6.500	720	72.00
2015-11	3	795,356.41	0.11	6.650	753	77.39
2015-12	6	1,377,002.27	0.19	6.484	716	72.48
2016-01	17	3,648,239.33	0.50	6.496	721	76.29
2016-02	7	1,370,738.52	0.19	6.410	740	76.80
2016-04	25	5,348,345.35	0.73	6.580	732	74.66
2016-05	48	10,845,509.41	1.47	6.692	746	76.36
2016-06	30	8,756,318.50	1.19	6.709	745	72.96
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	1,215	311,480,518.62	42.28	6.916	715	76.46
PUD	976	257,261,212.09	34.92	6.805	723	77.19
Condominium	618	126,629,177.42	17.19	6.817	729	77.12
Multi-Family (2-4 Units)	152	37,881,252.99	5.14	7.111	716	75.24
Townhouse	22	3,455,264.42	0.47	6.778	721	78.12
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	869	156,990,611.05	21.31	7.217	731	76.34
Primary	1,817	508,861,983.82	69.07	6.780	715	76.93
Second Home	297	70,854,830.67	9.62	6.740	737	76.59
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	3	1,349,591.93	0.18	6.588	764	64.75
Purchase	2,273	537,896,792.84	73.01	6.895	724	78.47
Cash-Out Refinance	436	126,137,741.56	17.12	6.842	710	71.88
Rate/Term Refinance	271	71,323,299.21	9.68	6.730	712	72.88
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	238	51,616,887.08	7.01	7.335	723	70.77
No Income - Verified Assets	302	77,813,405.66	10.56	7.198	715	76.83
Stated Income - No Assets	5	1,296,138.10	0.18	7.595	730	67.22
Stated Income - Stated Assets	102	29,880,214.13	4.06	6.768	727	78.74
Stated Income - Verified Assets	1,180	324,058,934.58	43.99	6.878	721	76.88
Verified Income - No Assets	41	10,150,397.05	1.38	6.465	734	66.97
Verified Income - Verified Assets	1,115	241,891,448.94	32.83	6.679	719	78.11
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	197	45,658,689.28	6.20	6.902	706	75.42
36	8	1,954,960.50	0.27	6.907	730	73.35
60	129	52,921,114.85	7.18	6.596	728	78.39
84	19	11,361,484.00	1.54	6.404	725	79.45
120	2,630	624,811,176.91	84.81	6.899	721	76.70
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	2,810	698,654,140.82	94.83	6.862	721	76.00
GEMICO	131	29,111,644.63	3.95	6.951	710	90.98
Lender Paid MI	1	309,000.00	0.04	6.875	774	99.68
MGIC	13	3,057,108.09	0.41	6.843	682	90.20
OTHER	1	177,040.45	0.02	8.125	646	81.00
PMI	5	837,338.37	0.11	7.440	720	88.51
RADIAN	4	883,152.00	0.12	7.006	736	92.29
RMIC	16	3,209,876.13	0.44	7.427	689	91.92
TRIAD	1	315,975.05	0.04	7.875	715	90.00
UNITEDGUARANTY	1	152,150.00	0.02	6.500	698	85.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Group 2-1 Collateral Summary (3/1 Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	290
Aggregate Original Principal Balance:	$56,664,763.00	(+/-) 7%
Aggregate Current Principal Balance:	$56,628,273.23	(+/-) 7%
Average Original Loan Balance:	$195,395.73	Approx.
Average Current Loan Balance:	$195,269.91	Approx.
Percent of Interest Only Loans:	92.12%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	5.87%
Wtd. Avg. Net:	6.645%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.960%	(+/-) 7 bps
GWAC Min:	6.000%	Approx.
GWAC Max:	8.375%	Approx.
Index: 12-Month LIBOR	64.85%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	35.15%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.981%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.266%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.899%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.269%	(+/-) 7 bps
Reset Frequency: Annually	64.85%
Reset Frequency: Semi-Annually	35.15%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	355	(+/-) 1 month
Wtd. Avg. Months to Roll:	31	(+/-) 1 month
Wtd. Avg. Next Change Date:	3/16/2009	Approx.
Initial Cap:	3.491%	Approx.
Periodic Cap:	3.430%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.267%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.952%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	13.053%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.738%	(+/-) 7 bps
Wtd. Avg. Original LTV:	77.70%	Approx.
Wtd. Avg. Combined LTV:	86.94%	Approx.
Percent with Silent Second Lien:	51.13%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	722	Approx.
Geographic Distribution: (>5%)
Florida	62.22%	Approx.
Georgia	10.09%	Approx.
California	5.43%	Approx.

Originator:
COUNTRYWIDE	0.60%	Approx.
HOMEBANC	52.19%	Approx.
RFC	47.21%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
49,846.40 - 50,000.00	1	49,846.40	0.09	7.375	761	40.00
50,000.01 - 75,000.00	4	278,414.38	0.49	7.469	714	80.00
75,000.01 - 100,000.00	23	2,037,054.85	3.60	7.216	722	78.82
100,000.01 - 125,000.00	44	4,944,535.80	8.73	7.065	715	71.36
125,000.01 - 150,000.00	38	5,208,053.07	9.20	6.969	715	77.49
150,000.01 - 175,000.00	33	5,388,700.10	9.52	6.903	733	79.59
175,000.01 - 200,000.00	28	5,257,817.55	9.28	6.997	707	79.10
200,000.01 - 225,000.00	28	5,971,725.19	10.55	6.845	730	75.38
225,000.01 - 250,000.00	20	4,750,424.55	8.39	7.083	722	79.71
250,000.01 - 275,000.00	9	2,362,791.53	4.17	7.025	713	77.04
275,000.01 - 300,000.00	17	4,863,660.37	8.59	6.752	732	77.62
300,000.01 - 333,700.00	17	5,290,090.00	9.34	7.089	718	81.99
333,700.01 - 350,000.00	11	3,720,393.43	6.57	6.943	721	76.41
350,000.01 - 400,000.00	15	5,687,706.01	10.04	6.840	726	77.73
400,000.01 - 415,960.00	2	817,060.00	1.44	6.823	735	80.00
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The average current balance, as of the cut-off date is approximately $ 195,269.91.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
50,000.00 - 50,000.00	1	49,846.40	0.09	7.375	761	40.00
50,000.01 - 75,000.00	4	278,414.38	0.49	7.469	714	80.00
75,000.01 - 100,000.00	23	2,037,054.85	3.60	7.216	722	78.82
100,000.01 - 125,000.00	44	4,944,535.80	8.73	7.065	715	71.36
125,000.01 - 150,000.00	38	5,208,053.07	9.20	6.969	715	77.49
150,000.01 - 175,000.00	33	5,388,700.10	9.52	6.903	733	79.59
175,000.01 - 200,000.00	28	5,257,817.55	9.28	6.997	707	79.10
200,000.01 - 225,000.00	28	5,971,725.19	10.55	6.845	730	75.38
225,000.01 - 250,000.00	20	4,750,424.55	8.39	7.083	722	79.71
250,000.01 - 275,000.00	9	2,362,791.53	4.17	7.025	713	77.04
275,000.01 - 300,000.00	17	4,863,660.37	8.59	6.752	732	77.62
300,000.01 - 333,700.00	17	5,290,090.00	9.34	7.089	718	81.99
333,700.01 - 350,000.00	11	3,720,393.43	6.57	6.943	721	76.41
350,000.01 - 400,000.00	15	5,687,706.01	10.04	6.840	726	77.73
400,000.01 - 415,960.00	2	817,060.00	1.44	6.823	735	80.00
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The average balance at origination, as of the cut-off date is approximately $ 195,395.73.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
COUNTRYWIDE	2	340,799.50	0.60	6.716	726	53.79
HOMEBANC	151	29,551,997.96	52.19	6.889	733	78.15
RFC	137	26,735,475.77	47.21	7.042	710	77.50
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
6.000 - 6.499	43	9,757,527.51	17.23	6.298	730	75.11
6.500 - 6.999	102	19,714,231.92	34.81	6.688	727	76.99
7.000 - 7.499	95	18,566,626.52	32.79	7.247	718	79.09
7.500 - 7.999	38	6,486,088.02	11.45	7.571	705	79.96
8.000 - 8.375	12	2,103,799.26	3.72	8.161	719	77.07
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average current rate, as of the cut-off date is approximately 6.960%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	290	56,628,273.23	100.00	6.960	722	77.70
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
350 - 358	290	56,628,273.23	100.00	6.960	722	77.70
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average remaining term, as of the cut-off date is approximately 355 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	290	56,628,273.23	100.00	6.960	722	77.70
Total:	290	56,628,273.23	100.00	6.960	722	77.70
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	135	27,672,217.21	48.87	6.909	729	77.39
Has Simultaneous Second	155	28,956,056.02	51.13	7.009	715	78.00
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.22	6.875	733	7.97
25.01 - 30.00	1	109,000.00	0.19	7.875	770	28.69
35.01 - 40.00	3	263,696.40	0.47	7.010	751	37.63
40.01 - 45.00	1	273,997.46	0.48	6.500	730	40.44
45.01 - 50.00	3	554,494.42	0.98	6.614	722	47.96
50.01 - 55.00	1	205,000.00	0.36	6.250	694	53.25
55.01 - 60.00	4	688,950.00	1.22	6.902	705	59.03
60.01 - 65.00	14	2,464,675.50	4.35	6.599	729	63.56
65.01 - 70.00	14	3,177,932.83	5.61	6.772	728	69.30
70.01 - 75.00	33	5,818,453.97	10.27	7.191	711	74.14
75.01 - 80.00	192	37,909,249.01	66.94	6.955	724	79.97
80.01 - 85.00	3	703,950.00	1.24	7.279	679	83.65
85.01 - 90.00	13	2,760,618.73	4.87	7.060	729	90.00
90.01 - 95.00	7	1,574,255.41	2.78	7.108	695	94.94
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 77.70%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.22	6.875	733	7.97
20.01 - 30.00	1	109,000.00	0.19	7.875	770	28.69
30.01 - 40.00	3	263,696.40	0.47	7.010	751	37.63
40.01 - 50.00	3	723,491.88	1.28	6.533	722	45.15
50.01 - 60.00	3	660,000.00	1.17	6.592	721	57.08
60.01 - 70.00	15	3,070,448.33	5.42	6.592	739	66.13
70.01 - 75.00	14	2,661,584.31	4.70	7.141	713	73.84
75.01 - 80.00	77	15,903,432.65	28.08	6.867	734	79.19
80.01 - 85.00	5	1,024,850.00	1.81	7.074	689	79.20
85.01 - 90.00	40	8,144,009.15	14.38	7.088	708	81.98
90.01 - 95.00	41	8,036,944.38	14.19	7.112	723	81.41
95.01 - 100.00	87	15,906,816.63	28.09	6.972	716	78.80
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 86.94%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
623 - 640	7	1,480,920.51	2.62	7.089	629	74.04
641 - 660	13	2,412,179.23	4.26	7.113	651	76.86
661 - 680	30	5,449,754.09	9.62	6.903	669	81.22
681 - 700	57	10,881,673.03	19.22	7.008	691	77.55
701 - 720	50	10,008,492.91	17.67	7.083	711	78.17
721 - 740	36	7,128,124.55	12.59	6.870	731	77.07
741 - 760	35	6,721,197.03	11.87	6.917	752	79.07
761 - 780	31	5,752,709.38	10.16	6.853	771	76.32
781 - 800	26	5,789,087.61	10.22	6.964	792	75.64
801 - 818	5	1,004,134.89	1.77	6.491	809	77.85
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The non-zero weighted average FICO, as of the cut-off date is approximately 722.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	168	35,236,306.10	62.22	6.922	727	78.07
Georgia	42	5,711,002.44	10.09	7.237	710	78.01
California	10	3,073,971.74	5.43	7.032	699	78.90
Washington	8	1,487,477.68	2.63	6.813	694	80.11
South Carolina	6	972,198.41	1.72	6.873	712	78.55
Alabama	5	956,720.00	1.69	6.863	751	75.07
Colorado	5	946,750.00	1.67	6.641	710	75.19
North Carolina	5	799,152.01	1.41	7.187	744	81.70
Oregon	4	689,897.86	1.22	6.774	719	77.94
Virginia	3	669,493.03	1.18	6.545	730	66.64
Illinois	2	596,250.00	1.05	7.375	745	75.00
Michigan	4	582,779.23	1.03	7.282	711	61.19
<Others>	28	4,906,274.73	8.66	6.968	713	77.11
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	180	36,725,423.74	64.85	6.961	719	77.14
Six Month LIBOR	110	19,902,849.49	35.15	6.958	727	78.72
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	110	19,902,849.49	35.15	6.958	727	78.72
Annually	180	36,725,423.74	64.85	6.961	719	77.14
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	282	55,065,285.37	97.24	6.963	722	77.85
2.501 - 3.000	5	1,146,400.46	2.02	6.647	714	67.92
3.001 - 3.250	3	416,587.40	0.74	7.375	731	84.02
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average margin, as of the cut-off date is approximately 2.267%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.875	1	215,900.00	0.38	6.500	697	79.99
2.000	177	36,187,213.74	63.90	6.961	719	77.05
2.005	1	152,300.00	0.27	7.250	700	79.99
2.250	1	170,010.00	0.30	7.375	699	90.00
3.000	1	49,846.40	0.09	7.375	761	40.00
5.875	1	235,550.00	0.42	7.125	757	95.00
6.000	48	8,177,408.61	14.44	7.501	722	78.62
6.125	15	2,520,213.48	4.45	6.875	728	80.78
6.250	9	1,669,034.89	2.95	6.750	731	79.20
6.375	12	1,885,738.18	3.33	6.625	736	76.61
6.500	7	1,329,487.87	2.35	6.500	733	75.54
6.625	5	1,172,188.43	2.07	6.375	699	76.38
6.750	12	2,863,381.63	5.06	6.250	736	80.06
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average initial interest rate cap, as of the cut-off date is approximately 3.491%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	4	721,839.40	1.27	6.828	720	77.23
2.000	180	36,725,423.74	64.85	6.961	719	77.14
5.875	1	235,550.00	0.42	7.125	757	95.00
6.000	45	7,505,415.61	13.25	7.565	723	78.50
6.125	15	2,520,213.48	4.45	6.875	728	80.78
6.250	9	1,669,034.89	2.95	6.750	731	79.20
6.375	12	1,885,738.18	3.33	6.625	736	76.61
6.500	7	1,329,487.87	2.35	6.500	733	75.54
6.625	5	1,172,188.43	2.07	6.375	699	76.38
6.750	12	2,863,381.63	5.06	6.250	736	80.06
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average periodic interest rate cap, as of the cut-off date is approximately 3.430%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
12.000 - 12.499	24	5,167,357.45	9.13	6.300	738	71.69
12.500 - 12.999	58	12,121,757.50	21.41	6.674	725	76.06
13.000 - 13.499	159	30,864,721.00	54.50	6.975	722	78.90
13.500 - 13.999	37	6,370,638.02	11.25	7.570	703	80.05
14.000 - 14.375	12	2,103,799.26	3.72	8.161	719	77.07
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 13.053%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	282	55,065,285.37	97.24	6.963	722	77.85
2.501 - 3.000	5	1,146,400.46	2.02	6.647	714	67.92
3.001 - 3.250	3	416,587.40	0.74	7.375	731	84.02
Total:	290	56,628,273.23	100.00	6.960	722	77.70
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.267%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-10	3	529,506.34	0.94	6.594	730	63.13
2008-12	22	3,630,062.26	6.41	6.684	730	78.62
2009-01	31	5,435,509.65	9.60	6.905	726	80.56
2009-02	32	7,076,774.90	12.50	6.865	717	78.65
2009-03	24	4,747,458.24	8.38	7.054	725	78.92
2009-04	71	14,024,996.15	24.77	7.017	721	76.55
2009-05	99	19,489,365.69	34.42	6.993	719	77.60
2009-06	8	1,694,600.00	2.99	7.128	744	74.32
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	98	18,462,172.78	32.60	7.043	718	75.78
PUD	92	19,377,939.05	34.22	6.937	722	77.83
Condominium	89	16,577,476.49	29.27	6.888	726	79.54
Multi-Family (2-4 Units)	10	2,114,684.91	3.73	7.005	725	78.70
Townhouse	1	96,000.00	0.17	7.250	752	80.00
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	132	24,590,715.49	43.42	7.066	726	77.86
Primary	110	22,295,015.72	39.37	6.936	713	77.27
Second Home	48	9,742,542.02	17.20	6.749	732	78.26
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	236	45,791,720.86	80.86	6.964	725	78.95
Cash-Out Refinance	35	6,805,076.00	12.02	6.875	704	72.18
Rate/Term Refinance	19	4,031,476.37	7.12	7.059	710	72.80
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	46	8,132,226.31	14.36	7.220	723	71.04
No Income - Verified Assets	13	2,747,416.50	4.85	6.760	736	78.25
Stated Income - Stated Assets	10	1,789,454.56	3.16	7.223	713	81.95
Stated Income - Verified Assets	138	28,111,596.64	49.64	6.980	726	78.62
Verified Income - Verified Assets	83	15,847,579.22	27.99	6.797	713	78.90
Total:	290	56,628,273.23	100.00	6.960	722	77.70

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	30	4,460,726.06	7.88	6.941	703	73.08
36	6	1,077,960.50	1.90	6.981	714	73.90
120	254	51,089,586.67	90.22	6.961	724	78.18
Total:	290	56,628,273.23	100.00	6.960	722	77.70

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	267	51,589,449.09	91.10	6.946	723	76.43
GEMICO	18	4,095,153.08	7.23	7.096	712	90.54
MGIC	2	360,330.06	0.64	7.379	727	90.00
RADIAN	2	366,741.00	0.65	7.375	727	90.00
RMIC	1	216,600.00	0.38	6.375	662	95.00
Total:	290	56,628,273.23	100.00	6.960	722	77.70

Group 2-2 Collateral Summary (3/1 Non-Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	34
Aggregate Original Principal Balance:	$17,964,825.00	(+/-) 7%
Aggregate Current Principal Balance:	$17,801,663.24	(+/-) 7%
Average Original Loan Balance:	$528,377.21	Approx.
Average Current Loan Balance:	$523,578.33	Approx.
Percent of Interest Only Loans:	94.04%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	N/A
Wtd. Avg. Net:	6.553%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.852%	(+/-) 7 bps
GWAC Min:	6.000%	Approx.
GWAC Max:	7.875%	Approx.
Index: 12-Month LIBOR	84.96%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	15.04%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.996%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.293%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.102%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.409%	(+/-) 7 bps
Reset Frequency: Annually	84.96%
Reset Frequency: Semi-Annually	15.04%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	32	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/9/2009	Approx.
Initial Cap:	2.464%	Approx.
Periodic Cap:	2.183%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.310%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	2.012%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.810%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.512%	(+/-) 7 bps
Wtd. Avg. Original LTV:	73.05%	Approx.
Wtd. Avg. Combined LTV:	81.03%	Approx.
Percent with Silent Second Lien:	44.80%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	722	Approx.
Geographic Distribution: (>5%)
Florida	62.02%	Approx.
California	27.56%	Approx.
South Carolina	5.54%	Approx.

Originator:
COUNTRYWIDE	2.52%	Approx.
HOMEBANC	38.61%	Approx.
RFC	58.87%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
274,860.94 - 275,000.00	1	274,860.94	1.54	6.375	674	70.57
400,000.01 - 500,000.00	16	7,264,532.46	40.81	7.010	729	71.64
500,000.01 - 600,000.00	10	5,487,762.61	30.83	6.665	713	73.82
600,000.01 - 700,000.00	6	3,787,482.23	21.28	6.880	710	76.92
900,000.01 - 987,025.00	1	987,025.00	5.54	6.750	776	65.00
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The average current balance, as of the cut-off date is approximately $ 523,578.33.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
420,000.00 - 500,000.00	17	7,539,393.40	42.35	6.987	727	71.60
500,000.01 - 600,000.00	10	5,487,762.61	30.83	6.665	713	73.82
600,000.01 - 700,000.00	6	3,787,482.23	21.28	6.880	710	76.92
900,000.01 - 987,025.00	1	987,025.00	5.54	6.750	776	65.00
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The average balance at origination, as of the cut-off date is approximately $ 528,377.21.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
COUNTRYWIDE	1	448,000.00	2.52	7.000	739	80.00
HOMEBANC	14	6,873,010.94	38.61	6.902	735	69.88
RFC	19	10,480,652.30	58.87	6.812	712	74.83
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
6.000 - 6.499	6	3,017,396.88	16.95	6.178	704	72.32
6.500 - 6.999	16	8,643,532.42	48.55	6.677	736	69.96
7.000 - 7.499	5	2,401,901.71	13.49	7.195	722	75.89
7.500 - 7.875	7	3,738,832.23	21.00	7.577	703	78.95
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average current rate, as of the cut-off date is approximately 6.852%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	34	17,801,663.24	100.00	6.852	722	73.05
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
352 - 358	34	17,801,663.24	100.00	6.852	722	73.05
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	34	17,801,663.24	100.00	6.852	722	73.05
Total:	34	17,801,663.24	100.00	6.852	722	73.05
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	19	9,825,848.92	55.20	6.927	736	70.59
Has Simultaneous Second	15	7,975,814.32	44.80	6.759	704	76.08
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
57.53 - 60.00	2	906,780.75	5.09	6.630	750	58.79
60.01 - 65.00	7	3,921,260.94	22.03	6.602	745	63.86
65.01 - 70.00	4	2,019,900.00	11.35	6.783	744	68.18
70.01 - 75.00	8	4,188,160.94	23.53	7.228	702	74.26
75.01 - 80.00	12	6,290,560.61	35.34	6.733	704	79.94
90.01 - 95.00	1	475,000.00	2.67	7.875	793	95.00
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 73.05%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
57.53 - 60.00	2	906,780.75	5.09	6.630	750	58.79
60.01 - 70.00	8	4,397,275.00	24.70	6.639	765	65.27
70.01 - 75.00	5	2,487,910.94	13.98	7.133	688	73.76
75.01 - 80.00	5	2,582,768.17	14.51	7.042	694	74.35
85.01 - 90.00	3	1,620,250.00	9.10	7.299	707	71.79
90.01 - 95.00	5	2,454,001.71	13.79	7.002	702	81.68
95.01 - 100.00	6	3,352,676.67	18.83	6.508	725	79.89
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 81.03%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
632 - 640	1	504,000.00	2.83	6.500	632	80.00
641 - 660	3	1,528,501.71	8.59	7.469	647	76.38
661 - 680	4	1,731,846.88	9.73	6.561	670	72.62
681 - 700	4	2,175,976.67	12.22	6.566	694	76.24
701 - 720	4	2,154,700.00	12.10	7.225	709	73.12
721 - 740	5	2,665,082.23	14.97	6.974	738	77.53
741 - 760	7	3,676,530.75	20.65	6.671	748	68.89
761 - 780	3	1,906,025.00	10.71	6.722	771	64.87
781 - 793	3	1,459,000.00	8.20	6.948	790	75.82
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The non-zero weighted average FICO, as of the cut-off date is approximately 722.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	22	11,040,973.92	62.02	6.958	726	71.95
California	9	4,905,664.32	27.56	6.554	705	75.92
South Carolina	1	987,025.00	5.54	6.750	776	65.00
Indiana	1	448,000.00	2.52	7.000	739	80.00
Massachusetts	1	420,000.00	2.36	7.625	674	80.00
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	28	15,124,052.30	84.96	6.824	722	72.10
Six Month LIBOR	6	2,677,610.94	15.04	7.006	722	78.43
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	6	2,677,610.94	15.04	7.006	722	78.43
Annually	28	15,124,052.30	84.96	6.824	722	72.10
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	31	16,309,463.24	91.62	6.866	723	72.83
2.501 - 3.000	2	849,000.00	4.77	7.120	718	72.42
3.001 - 3.250	1	643,200.00	3.61	6.125	700	79.41
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average margin, as of the cut-off date is approximately 2.310%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	29	15,553,052.30	87.37	6.819	723	71.90
5.000	1	617,500.00	3.47	6.000	747	80.00
5.375	1	461,250.00	2.59	7.625	651	75.00
6.000	2	895,000.00	5.03	7.758	737	87.96
6.625	1	274,860.94	1.54	6.375	674	70.57
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average initial interest rate cap, as of the cut-off date is approximately 2.464%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	3	1,466,500.00	8.24	6.648	730	75.61
2.000	28	15,124,052.30	84.96	6.824	722	72.10
5.375	1	461,250.00	2.59	7.625	651	75.00
6.000	1	475,000.00	2.67	7.875	793	95.00
6.625	1	274,860.94	1.54	6.375	674	70.57
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.183%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
11.000 - 11.499	1	617,500.00	3.47	6.000	747	80.00
12.000 - 12.499	4	2,125,035.94	11.94	6.204	696	70.32
12.500 - 12.999	16	8,643,532.42	48.55	6.677	736	69.96
13.000 - 13.499	7	3,138,012.65	17.63	7.186	707	75.29
13.500 - 13.875	6	3,277,582.23	18.41	7.570	711	79.51
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.810%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	31	16,309,463.24	91.62	6.866	723	72.83
2.501 - 3.000	2	849,000.00	4.77	7.120	718	72.42
3.001 - 3.250	1	643,200.00	3.61	6.125	700	79.41
Total:	34	17,801,663.24	100.00	6.852	722	73.05
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.310%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-12	3	1,211,110.94	6.80	7.439	712	81.84
2009-03	3	1,761,500.00	9.90	6.259	711	79.78
2009-04	12	5,970,162.98	33.54	7.014	715	74.36
2009-05	11	6,331,389.32	35.57	6.669	734	69.98
2009-06	5	2,527,500.00	14.20	7.057	719	68.74
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	12	5,811,823.92	32.65	7.006	702	75.03
PUD	14	7,560,487.65	42.47	6.673	721	72.70
Condominium	8	4,429,351.67	24.88	6.953	748	71.05
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	6	3,189,232.23	17.92	7.342	721	73.67
Primary	25	12,720,306.01	71.46	6.766	716	74.49
Second Home	3	1,892,125.00	10.63	6.601	764	62.36
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	14	7,751,894.84	43.55	6.874	742	75.92
Cash-Out Refinance	11	5,467,966.69	30.72	6.790	707	68.81
Rate/Term Refinance	9	4,581,801.71	25.74	6.886	706	73.26
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	3	1,352,180.75	7.60	7.052	719	66.70
No Income - Verified Assets	1	475,000.00	2.67	7.875	793	95.00
Stated Income - Stated Assets	2	722,860.94	4.06	6.762	714	76.41
Stated Income - Verified Assets	22	12,360,069.84	69.43	6.846	725	72.65
Verified Income - Verified Assets	6	2,891,551.71	16.24	6.636	699	73.29
Total:	34	17,801,663.24	100.00	6.852	722	73.05

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	2	1,061,083.94	5.96	7.400	703	80.00
36	2	877,000.00	4.93	6.817	750	72.66
120	30	15,863,579.30	89.11	6.817	721	72.61
Total:	34	17,801,663.24	100.00	6.852	722	73.05

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	33	17,326,663.24	97.33	6.823	720	72.45
GEMICO	1	475,000.00	2.67	7.875	793	95.00
Total:	34	17,801,663.24	100.00	6.852	722	73.05

Group 2-12 Collateral Summary (3/1 Collateral)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	324
Aggregate Original Principal Balance:	$74,629,588.00	(+/-) 7%
Aggregate Current Principal Balance:	$74,429,936.47	(+/-) 7%
Average Original Loan Balance:	$230,338.23	Approx.
Average Current Loan Balance:	$229,722.03	Approx.
Percent of Interest Only Loans:	92.58%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	4.46%
Wtd. Avg. Net:	6.623%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.934%	(+/-) 7 bps
GWAC Min:	6.000%	Approx.
GWAC Max:	8.375%	Approx.
Index: 12-Month LIBOR	69.66%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	30.34%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.985%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.274%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.923%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.286%	(+/-) 7 bps
Reset Frequency: Annually	69.66%
Reset Frequency: Semi-Annually	30.34%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	32	(+/-) 1 month
Wtd. Avg. Next Change Date:	3/22/2009	Approx.
Initial Cap:	3.245%	Approx.
Periodic Cap:	3.132%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.278%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.966%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.995%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.684%	(+/-) 7 bps
Wtd. Avg. Original LTV:	76.59%	Approx.
Wtd. Avg. Combined LTV:	85.53%	Approx.
Percent with Silent Second Lien:	49.62%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	722	Approx.
Geographic Distribution: (>5%)
Florida	62.18%	Approx.
California	10.72%	Approx.
Georgia	7.67%	Approx.

Originator:
COUNTRYWIDE	1.06%	Approx.
HOMEBANC	48.94%	Approx.
RFC	50.00%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
49,846.40 - 50,000.00	1	49,846.40	0.07	7.375	761	40.00
50,000.01 - 75,000.00	4	278,414.38	0.37	7.469	714	80.00
75,000.01 - 100,000.00	23	2,037,054.85	2.74	7.216	722	78.82
100,000.01 - 125,000.00	44	4,944,535.80	6.64	7.065	715	71.36
125,000.01 - 150,000.00	38	5,208,053.07	7.00	6.969	715	77.49
150,000.01 - 175,000.00	33	5,388,700.10	7.24	6.903	733	79.59
175,000.01 - 200,000.00	28	5,257,817.55	7.06	6.997	707	79.10
200,000.01 - 225,000.00	28	5,971,725.19	8.02	6.845	730	75.38
225,000.01 - 250,000.00	20	4,750,424.55	6.38	7.083	722	79.71
250,000.01 - 275,000.00	10	2,637,652.47	3.54	6.958	709	76.36
275,000.01 - 300,000.00	17	4,863,660.37	6.53	6.752	732	77.62
300,000.01 - 333,700.00	17	5,290,090.00	7.11	7.089	718	81.99
333,700.01 - 350,000.00	11	3,720,393.43	5.00	6.943	721	76.41
350,000.01 - 400,000.00	15	5,687,706.01	7.64	6.840	726	77.73
400,000.01 - 500,000.00	18	8,081,592.46	10.86	6.991	730	72.49
500,000.01 - 600,000.00	10	5,487,762.61	7.37	6.665	713	73.82
600,000.01 - 700,000.00	6	3,787,482.23	5.09	6.880	710	76.92
900,000.01 - 987,025.00	1	987,025.00	1.33	6.750	776	65.00
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The average current balance, as of the cut-off date is approximately $229,722.03.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
50,000.00 - 50,000.00	1	49,846.40	0.07	7.375	761	40.00
50,000.01 - 75,000.00	4	278,414.38	0.37	7.469	714	80.00
75,000.01 - 100,000.00	23	2,037,054.85	2.74	7.216	722	78.82
100,000.01 - 125,000.00	44	4,944,535.80	6.64	7.065	715	71.36
125,000.01 - 150,000.00	38	5,208,053.07	7.00	6.969	715	77.49
150,000.01 - 175,000.00	33	5,388,700.10	7.24	6.903	733	79.59
175,000.01 - 200,000.00	28	5,257,817.55	7.06	6.997	707	79.10
200,000.01 - 225,000.00	28	5,971,725.19	8.02	6.845	730	75.38
225,000.01 - 250,000.00	20	4,750,424.55	6.38	7.083	722	79.71
250,000.01 - 275,000.00	9	2,362,791.53	3.17	7.025	713	77.04
275,000.01 - 300,000.00	17	4,863,660.37	6.53	6.752	732	77.62
300,000.01 - 333,700.00	17	5,290,090.00	7.11	7.089	718	81.99
333,700.01 - 350,000.00	11	3,720,393.43	5.00	6.943	721	76.41
350,000.01 - 400,000.00	15	5,687,706.01	7.64	6.840	726	77.73
400,000.01 - 500,000.00	19	8,356,453.40	11.23	6.971	728	72.42
500,000.01 - 600,000.00	10	5,487,762.61	7.37	6.665	713	73.82
600,000.01 - 700,000.00	6	3,787,482.23	5.09	6.880	710	76.92
900,000.01 - 987,025.00	1	987,025.00	1.33	6.750	776	65.00
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The average balance at origination, as of the cut-off date is approximately $ 230,338.23.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
COUNTRYWIDE	3	788,799.50	1.06	6.877	733	68.68
HOMEBANC	165	36,425,008.90	48.94	6.892	733	76.59
RFC	156	37,216,128.07	50.00	6.977	710	76.75
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
6.000 - 6.499	49	12,774,924.39	17.16	6.270	724	74.45
6.500 - 6.999	118	28,357,764.34	38.10	6.685	730	74.85
7.000 - 7.499	100	20,968,528.23	28.17	7.241	719	78.73
7.500 - 7.999	45	10,224,920.25	13.74	7.573	704	79.59
8.000 - 8.375	12	2,103,799.26	2.83	8.161	719	77.07
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average current rate, as of the cut-off date is approximately 6.934%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	324	74,429,936.47	100.00	6.934	722	76.59
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
350 - 358	324	74,429,936.47	100.00	6.934	722	76.59
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	324	74,429,936.47	100.00	6.934	722	76.59
Total:	324	74,429,936.47	100.00	6.934	722	76.59
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	154	37,498,066.13	50.38	6.914	731	75.61
Has Simultaneous Second	170	36,931,870.34	49.62	6.955	713	77.58
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.17	6.875	733	7.97
25.01 - 30.00	1	109,000.00	0.15	7.875	770	28.69
35.01 - 40.00	3	263,696.40	0.35	7.010	751	37.63
40.01 - 45.00	1	273,997.46	0.37	6.500	730	40.44
45.01 - 50.00	3	554,494.42	0.74	6.614	722	47.96
50.01 - 55.00	1	205,000.00	0.28	6.250	694	53.25
55.01 - 60.00	6	1,595,730.75	2.14	6.747	731	58.89
60.01 - 65.00	21	6,385,936.44	8.58	6.601	739	63.75
65.01 - 70.00	18	5,197,832.83	6.98	6.776	734	68.87
70.01 - 75.00	41	10,006,614.91	13.44	7.206	708	74.19
75.01 - 80.00	204	44,199,809.62	59.38	6.924	721	79.96
80.01 - 85.00	3	703,950.00	0.95	7.279	679	83.65
85.01 - 90.00	13	2,760,618.73	3.71	7.060	729	90.00
90.01 - 95.00	8	2,049,255.41	2.75	7.286	718	94.95
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.59%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.17	6.875	733	7.97
20.01 - 30.00	1	109,000.00	0.15	7.875	770	28.69
30.01 - 40.00	3	263,696.40	0.35	7.010	751	37.63
40.01 - 50.00	3	723,491.88	0.97	6.533	722	45.15
50.01 - 60.00	5	1,566,780.75	2.11	6.614	738	58.07
60.01 - 70.00	23	7,467,723.33	10.03	6.619	754	65.62
70.01 - 75.00	19	5,149,495.25	6.92	7.137	701	73.80
75.01 - 80.00	82	18,486,200.82	24.84	6.892	728	78.51
80.01 - 85.00	5	1,024,850.00	1.38	7.074	689	79.20
85.01 - 90.00	43	9,764,259.15	13.12	7.123	708	80.29
90.01 - 95.00	46	10,490,946.09	14.10	7.087	718	81.47
95.01 - 100.00	93	19,259,493.30	25.88	6.892	718	78.99
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 85.53%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
623 - 640	8	1,984,920.51	2.67	6.939	630	75.56
641 - 660	16	3,940,680.94	5.29	7.251	649	76.67
661 - 680	34	7,181,600.97	9.65	6.820	670	79.15
681 - 700	61	13,057,649.70	17.54	6.934	692	77.33
701 - 720	54	12,163,192.91	16.34	7.108	711	77.28
721 - 740	41	9,793,206.78	13.16	6.898	732	77.20
741 - 760	42	10,397,727.78	13.97	6.830	751	75.47
761 - 780	34	7,658,734.38	10.29	6.821	771	73.47
781 - 800	29	7,248,087.61	9.74	6.961	791	75.68
801 - 818	5	1,004,134.89	1.35	6.491	809	77.85
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The non-zero weighted average FICO, as of the cut-off date is approximately 722.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	190	46,277,280.02	62.18	6.930	727	76.61
California	19	7,979,636.06	10.72	6.738	702	77.07
Georgia	42	5,711,002.44	7.67	7.237	710	78.01
South Carolina	7	1,959,223.41	2.63	6.811	744	71.73
Washington	8	1,487,477.68	2.00	6.813	694	80.11
Alabama	5	956,720.00	1.29	6.863	751	75.07
Colorado	5	946,750.00	1.27	6.641	710	75.19
North Carolina	5	799,152.01	1.07	7.187	744	81.70
<Others>	43	8,312,694.85	11.17	7.004	716	75.37
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	208	51,849,476.04	69.66	6.921	720	75.67
Six Month LIBOR	116	22,580,460.43	30.34	6.964	726	78.69
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	116	22,580,460.43	30.34	6.964	726	78.69
Annually	208	51,849,476.04	69.66	6.921	720	75.67
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	313	71,374,748.61	95.90	6.941	722	76.71
2.501 - 3.000	7	1,995,400.46	2.68	6.848	716	69.83
3.001 - 3.250	4	1,059,787.40	1.42	6.616	712	81.22
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average margin, as of the cut-off date is approximately 2.278%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.875	1	215,900.00	0.29	6.500	697	79.99
2.000	206	51,740,266.04	69.52	6.918	720	75.51
2.005	1	152,300.00	0.20	7.250	700	79.99
2.250	1	170,010.00	0.23	7.375	699	90.00
3.000	1	49,846.40	0.07	7.375	761	40.00
5.000	1	617,500.00	0.83	6.000	747	80.00
5.375	1	461,250.00	0.62	7.625	651	75.00
5.875	1	235,550.00	0.32	7.125	757	95.00
6.000	50	9,072,408.61	12.19	7.526	724	79.54
6.125	15	2,520,213.48	3.39	6.875	728	80.78
6.250	9	1,669,034.89	2.24	6.750	731	79.20
6.375	12	1,885,738.18	2.53	6.625	736	76.61
6.500	7	1,329,487.87	1.79	6.500	733	75.54
6.625	6	1,447,049.37	1.94	6.375	694	75.28
6.750	12	2,863,381.63	3.85	6.250	736	80.06
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average initial interest rate cap, as of the cut-off date is approximately 3.245%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	7	2,188,339.40	2.94	6.708	727	76.15
2.000	208	51,849,476.04	69.66	6.921	720	75.67
5.375	1	461,250.00	0.62	7.625	651	75.00
5.875	1	235,550.00	0.32	7.125	757	95.00
6.000	46	7,980,415.61	10.72	7.583	727	79.48
6.125	15	2,520,213.48	3.39	6.875	728	80.78
6.250	9	1,669,034.89	2.24	6.750	731	79.20
6.375	12	1,885,738.18	2.53	6.625	736	76.61
6.500	7	1,329,487.87	1.79	6.500	733	75.54
6.625	6	1,447,049.37	1.94	6.375	694	75.28
6.750	12	2,863,381.63	3.85	6.250	736	80.06
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average periodic interest rate cap, as of the cut-off date is approximately 3.132%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
11.000 - 11.499	1	617,500.00	0.83	6.000	747	80.00
12.000 - 12.499	28	7,292,393.39	9.80	6.272	726	71.29
12.500 - 12.999	74	20,765,289.92	27.90	6.675	729	73.52
13.000 - 13.499	166	34,002,733.65	45.68	6.995	721	78.57
13.500 - 13.999	43	9,648,220.25	12.96	7.570	706	79.87
14.000 - 14.375	12	2,103,799.26	2.83	8.161	719	77.07
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.995%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	313	71,374,748.61	95.90	6.941	722	76.71
2.501 - 3.000	7	1,995,400.46	2.68	6.848	716	69.83
3.001 - 3.250	4	1,059,787.40	1.42	6.616	712	81.22
Total:	324	74,429,936.47	100.00	6.934	722	76.59
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.278%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-10	3	529,506.34	0.71	6.594	730	63.13
2008-12	25	4,841,173.20	6.50	6.873	725	79.43
2009-01	31	5,435,509.65	7.30	6.905	726	80.56
2009-02	32	7,076,774.90	9.51	6.865	717	78.65
2009-03	27	6,508,958.24	8.75	6.839	722	79.15
2009-04	83	19,995,159.13	26.86	7.016	719	75.90
2009-05	110	25,820,755.01	34.69	6.913	722	75.73
2009-06	13	4,222,100.00	5.67	7.085	729	70.98
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	110	24,273,996.70	32.61	7.034	714	75.60
PUD	106	26,938,426.70	36.19	6.863	722	76.39
Condominium	97	21,006,828.16	28.22	6.902	731	77.75
Multi-Family (2-4 Units)	10	2,114,684.91	2.84	7.005	725	78.70
Townhouse	1	96,000.00	0.13	7.250	752	80.00
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	138	27,779,947.72	37.32	7.098	725	77.38
Primary	135	35,015,321.73	47.04	6.874	714	76.26
Second Home	51	11,634,667.02	15.63	6.725	737	75.67
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	250	53,543,615.70	71.94	6.951	728	78.51
Cash-Out Refinance	46	12,273,042.69	16.49	6.837	705	70.67
Rate/Term Refinance	28	8,613,278.08	11.57	6.967	708	73.04
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	49	9,484,407.06	12.74	7.196	722	70.42
No Income - Verified Assets	14	3,222,416.50	4.33	6.925	745	80.72
Stated Income - Stated Assets	12	2,512,315.50	3.38	7.090	714	80.36
Stated Income - Verified Assets	160	40,471,666.48	54.38	6.939	725	76.80
Verified Income - Verified Assets	89	18,739,130.93	25.18	6.772	711	78.04
Total:	324	74,429,936.47	100.00	6.934	722	76.59

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	32	5,521,810.00	7.42	7.029	703	74.41
36	8	1,954,960.50	2.63	6.907	730	73.35
120	284	66,953,165.97	89.95	6.927	723	76.86
Total:	324	74,429,936.47	100.00	6.934	722	76.59

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	300	68,916,112.33	92.59	6.915	722	75.43
GEMICO	19	4,570,153.08	6.14	7.177	720	91.00
MGIC	2	360,330.06	0.48	7.379	727	90.00
RADIAN	2	366,741.00	0.49	7.375	727	90.00
RMIC	1	216,600.00	0.29	6.375	662	95.00
Total:	324	74,429,936.47	100.00	6.934	722	76.59

Group 2-3 Collateral Summary (5/1 Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	1,527
Aggregate Original Principal Balance:	$321,342,923.20	(+/-) 7%
Aggregate Current Principal Balance:	$320,855,668.50	(+/-) 7%
Average Original Loan Balance:	$210,440.68	Approx.
Average Current Loan Balance:	$210,121.59	Approx.
Percent of Interest Only Loans:	91.67%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	10.21%
Wtd. Avg. Net:	6.745%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	7.026%	(+/-) 7 bps
GWAC Min:	4.500%	Approx.
GWAC Max:	8.500%	Approx.
Index: 12-Month LIBOR	54.14%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	45.86%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	2.008%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.277%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.190%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.485%	(+/-) 7 bps
Reset Frequency: Annually	54.14%
Reset Frequency: Semi-Annually	45.86%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	56	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/2/2011	Approx.
Initial Cap:	5.342%	Approx.
Periodic Cap:	2.411%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.373%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	2.092%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.455%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.175%	(+/-) 7 bps
Wtd. Avg. Original LTV:	77.27%	Approx.
Wtd. Avg. Combined LTV:	90.76%	Approx.
Percent with Silent Second Lien:	70.40%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	713	Approx.
Geographic Distribution: (>5%)
California	20.67%	Approx.
Florida	18.15%	Approx.
Georgia	13.14%	Approx.
Arizona	6.43%	Approx.

Originator:
AMERICAN HOME	11.59%	Approx.
COUNTRYWIDE	0.05%	Approx.
HOMEBANC	24.24%	Approx.
PHH	0.17%	Approx.
RFC	62.29%	Approx.
SECURED BANKERS	1.66%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
32,958.84 - 50,000.00	9	354,919.33	0.11	8.328	686	73.17
50,000.01 - 75,000.00	22	1,403,414.93	0.44	7.795	719	76.38
75,000.01 - 100,000.00	121	10,866,535.33	3.39	7.301	725	76.20
100,000.01 - 125,000.00	165	18,632,501.19	5.81	7.216	717	77.28
125,000.01 - 150,000.00	185	25,364,852.54	7.91	7.102	712	77.61
150,000.01 - 175,000.00	158	25,516,217.81	7.95	7.161	718	77.46
175,000.01 - 200,000.00	156	29,094,775.61	9.07	7.057	709	78.40
200,000.01 - 225,000.00	134	28,430,444.23	8.86	7.026	712	77.43
225,000.01 - 250,000.00	104	24,577,382.61	7.66	7.033	715	77.94
250,000.01 - 275,000.00	86	22,620,421.46	7.05	7.026	705	77.24
275,000.01 - 300,000.00	92	26,398,574.49	8.23	6.998	716	77.48
300,000.01 - 333,700.00	91	28,830,359.16	8.99	6.930	706	78.78
333,700.01 - 350,000.00	39	13,340,154.15	4.16	7.057	726	74.35
350,000.01 - 400,000.00	107	40,013,489.68	12.47	6.777	713	76.59
400,000.01 - 500,000.00	49	20,488,704.09	6.39	6.965	706	76.45
500,000.01 - 600,000.00	7	3,664,037.82	1.14	7.084	694	73.52
600,000.01 - 643,000.00	2	1,258,884.07	0.39	6.625	699	72.34
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The average current balance, as of the cut-off date is approximately $ 210,121.59.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33,000.00 - 50,000.00	9	354,919.33	0.11	8.328	686	73.17
50,000.01 - 75,000.00	22	1,403,414.93	0.44	7.795	719	76.38
75,000.01 - 100,000.00	119	10,689,562.70	3.33	7.315	725	76.23
100,000.01 - 125,000.00	167	18,809,473.82	5.86	7.209	717	77.25
125,000.01 - 150,000.00	181	24,796,950.67	7.73	7.103	712	78.06
150,000.01 - 175,000.00	159	25,634,284.99	7.99	7.159	718	77.22
175,000.01 - 200,000.00	157	29,269,543.30	9.12	7.060	709	78.41
200,000.01 - 225,000.00	135	28,577,811.23	8.91	7.022	713	77.30
225,000.01 - 250,000.00	104	24,577,382.61	7.66	7.033	715	77.94
250,000.01 - 275,000.00	86	22,620,421.46	7.05	7.026	705	77.24
275,000.01 - 300,000.00	93	26,526,274.49	8.27	7.002	716	77.42
300,000.01 - 333,700.00	91	28,830,359.16	8.99	6.930	706	78.78
333,700.01 - 350,000.00	39	13,340,154.15	4.16	7.057	726	74.35
350,000.01 - 400,000.00	107	40,013,489.68	12.47	6.777	713	76.59
400,000.01 - 500,000.00	49	20,488,704.09	6.39	6.965	706	76.45
500,000.01 - 600,000.00	7	3,664,037.82	1.14	7.084	694	73.52
600,000.01 - 643,000.00	2	1,258,884.07	0.39	6.625	699	72.34
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The average balance at origination, as of the cut-off date is approximately $ 210,440.68.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	191	37,186,998.48	11.59	7.430	721	71.44
COUNTRYWIDE	1	152,150.00	0.05	6.500	698	85.00
HOMEBANC	461	77,776,771.28	24.24	7.078	716	78.10
PHH	2	543,200.00	0.17	6.813	725	80.00
RFC	856	199,858,662.76	62.29	6.932	711	78.14
SECURED BANKERS	16	5,337,885.98	1.66	7.006	673	72.38
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.500 - 4.999	1	212,162.66	0.07	4.500	712	80.00
5.500 - 5.999	16	4,486,251.39	1.40	5.770	723	75.49
6.000 - 6.499	178	40,295,904.04	12.56	6.267	718	76.22
6.500 - 6.999	508	117,245,664.37	36.54	6.719	717	77.30
7.000 - 7.499	364	76,149,793.65	23.73	7.200	707	77.83
7.500 - 7.999	335	63,301,929.48	19.73	7.601	708	77.13
8.000 - 8.499	105	16,107,579.39	5.02	8.177	709	77.22
8.500 - 8.500	20	3,056,383.52	0.95	8.500	716	81.13
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average current rate, as of the cut-off date is approximately 7.026%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	1,527	320,855,668.50	100.00	7.026	713	77.27
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
340 - 360	1,527	320,855,668.50	100.00	7.026	713	77.27
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	1,527	320,855,668.50	100.00	7.026	713	77.27
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	450	94,968,260.22	29.60	6.947	712	75.95
Has Simultaneous Second	1,077	225,887,408.28	70.40	7.059	713	77.82
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
26.92 - 30.00	3	671,200.65	0.21	6.649	754	27.71
30.01 - 35.00	1	139,342.38	0.04	6.250	734	32.56
35.01 - 40.00	4	519,250.00	0.16	6.906	767	37.58
40.01 - 45.00	2	429,944.58	0.13	6.570	716	44.49
45.01 - 50.00	8	1,954,627.66	0.61	6.590	761	47.81
50.01 - 55.00	11	2,585,905.16	0.81	6.425	679	52.83
55.01 - 60.00	18	4,442,311.49	1.38	6.629	710	58.85
60.01 - 65.00	62	12,304,798.53	3.83	7.099	714	64.63
65.01 - 70.00	178	37,057,176.85	11.55	7.169	716	69.72
70.01 - 75.00	123	24,770,533.13	7.72	7.189	711	74.64
75.01 - 80.00	1,037	221,271,370.08	68.96	6.995	712	79.89
80.01 - 85.00	8	1,468,676.13	0.46	7.401	708	83.63
85.01 - 90.00	52	9,075,181.27	2.83	7.169	716	89.89
90.01 - 95.00	20	4,165,350.59	1.30	6.915	678	94.81
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 77.27%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
26.92 - 30.00	3	671,200.65	0.21	6.649	754	27.71
30.01 - 40.00	5	658,592.38	0.21	6.767	760	36.52
40.01 - 50.00	10	2,384,572.24	0.74	6.586	753	47.22
50.01 - 60.00	26	6,249,463.49	1.95	6.559	705	56.73
60.01 - 70.00	56	13,254,383.40	4.13	6.859	704	66.55
70.01 - 75.00	72	14,111,980.73	4.40	7.057	706	73.49
75.01 - 80.00	219	48,366,032.81	15.07	6.961	714	78.86
80.01 - 85.00	19	4,204,351.49	1.31	7.012	703	78.58
85.01 - 90.00	209	41,424,145.57	12.91	7.092	712	80.36
90.01 - 95.00	194	38,483,112.94	11.99	7.254	712	78.70
95.01 - 100.00	714	151,047,832.80	47.08	7.011	713	78.52
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 90.76%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	3	959,600.00	0.30	7.045	620	81.59
621 - 640	37	8,691,893.52	2.71	7.006	630	73.88
641 - 660	104	23,646,870.01	7.37	7.116	651	77.36
661 - 680	243	51,511,498.00	16.05	7.056	670	78.20
681 - 700	286	60,388,284.81	18.82	7.107	690	77.79
701 - 720	193	40,526,509.23	12.63	7.047	710	77.49
721 - 740	213	43,206,029.85	13.47	6.946	731	77.82
741 - 760	183	36,513,086.60	11.38	6.986	750	76.70
761 - 780	154	31,312,676.49	9.76	6.976	770	76.97
781 - 800	87	18,852,011.95	5.88	6.902	790	75.58
801 - 820	24	5,247,208.04	1.64	6.921	809	71.99
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The non-zero weighted average FICO, as of the cut-off date is approximately 713.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
California	206	66,317,099.69	20.67	6.839	709	75.58
Florida	300	58,247,307.12	18.15	7.169	716	76.82
Georgia	273	42,148,044.64	13.14	7.035	713	79.07
Arizona	90	20,620,860.55	6.43	7.063	722	76.39
Virginia	60	15,111,763.81	4.71	7.035	701	78.79
Washington	56	11,283,088.27	3.52	7.000	721	78.75
Illinois	51	11,013,223.86	3.43	7.218	708	77.85
Colorado	59	10,686,270.64	3.33	6.974	708	77.53
New Jersey	35	10,150,926.25	3.16	7.017	712	73.96
Nevada	35	8,261,150.73	2.57	6.965	709	77.73
Maryland	30	7,470,369.20	2.33	6.895	696	77.91
New York	22	6,323,321.23	1.97	6.894	719	79.01
North Carolina	34	5,239,162.81	1.63	7.291	712	80.21
Oregon	25	5,174,297.12	1.61	7.043	717	76.68
Idaho	24	4,329,597.57	1.35	7.133	728	78.21
Massachusetts	18	3,930,467.61	1.22	6.996	706	76.67
Texas	32	3,882,055.64	1.21	7.491	719	76.28
Minnesota	19	3,435,670.45	1.07	6.995	702	76.90
South Carolina	22	3,215,174.90	1.00	7.198	724	79.86
<Others>	136	24,015,816.41	7.48	7.018	712	78.42
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	790	173,722,496.15	54.14	6.877	713	77.74
Six Month LIBOR	737	147,133,172.35	45.86	7.201	712	76.71
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	737	147,133,172.35	45.86	7.201	712	76.71
Annually	790	173,722,496.15	54.14	6.877	713	77.74
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	1,290	261,698,085.98	81.56	7.034	713	76.91
2.501 - 3.000	186	45,445,020.36	14.16	6.971	713	78.71
3.001 - 3.500	48	13,237,602.16	4.13	7.031	698	79.42
4.501 - 5.000	3	474,960.00	0.15	7.787	681	73.96
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average margin, as of the cut-off date is approximately 2.372%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	2	353,365.35	0.11	6.140	738	80.00
4.500	1	93,600.00	0.03	7.500	732	80.00
5.000	1,011	217,770,243.02	67.87	6.972	714	76.89
5.125	1	175,500.00	0.05	6.250	762	79.99
5.250	1	198,300.33	0.06	6.250	758	80.00
6.000	412	83,809,138.57	26.12	7.281	706	77.95
6.125	13	2,549,220.39	0.79	6.875	747	78.01
6.250	20	3,597,434.75	1.12	6.750	739	78.30
6.375	15	2,620,937.83	0.82	6.625	709	81.20
6.500	12	1,947,390.60	0.61	6.500	718	80.06
6.625	19	2,894,215.35	0.90	6.375	696	80.87
6.750	20	4,846,322.31	1.51	6.250	724	75.13
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.342%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	386	84,807,997.94	26.43	7.171	714	75.75
2.000	826	184,032,303.14	57.36	6.882	712	77.77
6.000	215	33,386,996.19	10.41	7.727	706	77.71
6.125	13	2,549,220.39	0.79	6.875	747	78.01
6.250	20	3,597,434.75	1.12	6.750	739	78.30
6.375	15	2,620,937.83	0.82	6.625	709	81.20
6.500	12	1,947,390.60	0.61	6.500	718	80.06
6.625	19	2,894,215.35	0.90	6.375	696	80.87
6.750	21	5,019,172.31	1.56	6.250	726	75.12
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.411%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.500 - 9.999	1	212,162.66	0.07	4.500	712	80.00
10.500 - 10.999	14	4,154,201.52	1.29	5.761	722	75.31
11.000 - 11.499	87	21,336,606.49	6.65	6.233	718	75.02
11.500 - 11.999	273	68,401,561.65	21.32	6.727	714	76.73
12.000 - 12.499	271	57,445,758.24	17.90	7.033	712	77.65
12.500 - 12.999	406	83,078,707.12	25.89	7.199	714	77.18
13.000 - 13.499	289	55,809,427.97	17.39	7.053	712	77.97
13.500 - 13.999	98	17,008,033.60	5.30	7.625	697	78.02
14.000 - 14.499	69	10,470,025.73	3.26	8.202	707	78.51
14.500 - 14.500	19	2,939,183.52	0.92	8.500	717	81.17
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.455%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	1,288	261,436,545.53	81.48	7.033	713	76.91
2.501 - 3.000	187	45,529,520.36	14.19	6.973	713	78.69
3.001 - 3.500	49	13,414,642.61	4.18	7.045	698	79.44
4.501 - 5.000	3	474,960.00	0.15	7.787	681	73.96
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.373%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2009-12	1	212,162.66	0.07	4.500	712	80.00
2010-11	2	332,527.49	0.10	6.413	739	83.83
2010-12	51	8,374,416.04	2.61	7.036	704	80.00
2011-01	84	14,418,647.92	4.49	7.010	712	76.96
2011-02	86	16,792,197.52	5.23	6.849	714	77.55
2011-03	179	44,314,532.86	13.81	6.875	714	77.97
2011-04	543	122,981,141.70	38.33	6.944	710	77.79
2011-05	299	57,850,339.54	18.03	7.136	713	78.83
2011-06	281	55,427,552.77	17.27	7.284	716	73.41
2011-08	1	152,150.00	0.05	6.500	698	85.00
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	702	148,408,248.03	46.25	7.028	710	77.20
PUD	424	90,726,306.37	28.28	7.026	712	78.10
Condominium	257	47,283,196.83	14.74	6.978	717	76.94
Multi-Family (2-4 Units)	128	32,222,902.07	10.04	7.091	716	75.64
Townhouse	16	2,215,015.20	0.69	6.940	720	78.23
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	522	89,365,234.42	27.85	7.293	731	76.51
Primary	901	212,667,976.14	66.28	6.911	704	77.59
Second Home	104	18,822,457.94	5.87	7.054	722	77.22
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	1	136,250.00	0.04	6.250	767	39.04
Purchase	1,179	240,663,483.46	75.01	7.065	717	78.51
Cash-Out Refinance	228	53,681,552.98	16.73	6.966	698	72.43
Rate/Term Refinance	119	26,374,382.06	8.22	6.797	699	75.90
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	152	29,801,356.08	9.29	7.422	723	71.87
No Income - Verified Assets	204	47,554,810.69	14.82	7.221	712	76.28
Stated Income - No Assets	2	308,988.10	0.10	7.947	714	65.00
Stated Income - Stated Assets	43	9,214,719.42	2.87	7.000	699	78.59
Stated Income - Verified Assets	634	145,583,907.14	45.37	7.009	713	77.52
Verified Income - No Assets	2	425,899.09	0.13	6.444	752	77.77
Verified Income - Verified Assets	490	87,965,987.98	27.42	6.816	709	79.10
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	141	26,723,009.46	8.33	7.052	701	76.53
60	71	18,296,565.68	5.70	6.915	723	78.24
120	1,315	275,836,093.36	85.97	7.031	713	77.27
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	1,447	306,146,460.51	95.42	7.021	713	76.62
GEMICO	53	9,540,070.28	2.97	7.016	712	90.63
MGIC	7	1,309,644.21	0.41	7.100	674	90.65
OTHER	1	177,040.45	0.06	8.125	646	81.00
PMI	5	837,338.37	0.26	7.440	720	88.51
RADIAN	2	516,411.00	0.16	6.743	742	93.92
RMIC	10	1,860,578.63	0.58	7.459	675	92.34
TRIAD	1	315,975.05	0.10	7.875	715	90.00
UNITEDGUARANTY	1	152,150.00	0.05	6.500	698	85.00
Total:	1,527	320,855,668.50	100.00	7.026	713	77.27

Group 2-4 Collateral Summary (5/1 Non-Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	194
Aggregate Original Principal Balance:	$112,296,963.00	(+/-) 7%
Aggregate Current Principal Balance:	$112,245,183.55	(+/-) 7%
Average Original Loan Balance:	$578,850.32	Approx.
Average Current Loan Balance:	$578,583.42	Approx.
Percent of Interest Only Loans:	91.36%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	8.03%
Wtd. Avg. Net:	6.513%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.774%	(+/-) 7 bps
GWAC Min:	5.500%	Approx.
GWAC Max:	8.500%	Approx.
Index: 12-Month LIBOR	73.65%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	26.35%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	2.019%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.275%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.413%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.687%	(+/-) 7 bps
Reset Frequency: Annually	73.65%
Reset Frequency: Semi-Annually	26.35%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	357	(+/-) 1 month
Wtd. Avg. Months to Roll:	57	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/18/2011	Approx.
Initial Cap:	5.073%	Approx.
Periodic Cap:	1.994%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.384%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	2.123%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	11.905%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	11.644%	(+/-) 7 bps
Wtd. Avg. Original LTV:	76.76%	Approx.
Wtd. Avg. Combined LTV:	87.19%	Approx.
Percent with Silent Second Lien:	62.04%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	716	Approx.
Geographic Distribution: (>5%)
California	35.17%	Approx.
Florida	9.29%	Approx.
Maryland	8.31%	Approx.
Colorado	6.12%	Approx.
Virginia	6.12%	Approx.
Arizona	5.17%	Approx.

Originator:
AMERICAN HOME	7.78%	Approx.
COUNTRYWIDE	25.49%	Approx.
HOMEBANC	8.49%	Approx.
NATIONAL CITY	0.50%	Approx.
PHH	0.41%	Approx.
RFC	57.33%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
415,730.47 - 500,000.00	79	36,153,768.68	32.21	6.747	716	78.22
500,000.01 - 600,000.00	57	30,898,004.07	27.53	6.772	709	78.01
600,000.01 - 700,000.00	29	18,703,974.81	16.66	6.794	710	75.31
700,000.01 - 800,000.00	11	8,399,285.99	7.48	6.629	726	78.63
800,000.01 - 900,000.00	6	5,111,900.00	4.55	6.405	747	76.15
900,000.01 - 1,000,000.00	9	8,738,250.00	7.78	6.895	739	72.99
1,000,000.01 - 1,500,000.00	2	2,355,000.00	2.10	7.463	677	67.38
1,500,000.01 - 1,885,000.00	1	1,885,000.00	1.68	7.375	678	65.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The average current balance, as of the cut-off date is approximately $ 578,583.42.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
417,600.00 - 500,000.00	79	36,153,768.68	32.21	6.747	716	78.22
500,000.01 - 600,000.00	57	30,898,004.07	27.53	6.772	709	78.01
600,000.01 - 700,000.00	29	18,703,974.81	16.66	6.794	710	75.31
700,000.01 - 800,000.00	11	8,399,285.99	7.48	6.629	726	78.63
800,000.01 - 900,000.00	6	5,111,900.00	4.55	6.405	747	76.15
900,000.01 - 1,000,000.00	9	8,738,250.00	7.78	6.895	739	72.99
1,000,000.01 - 1,500,000.00	2	2,355,000.00	2.10	7.463	677	67.38
1,500,000.01 - 1,885,000.00	1	1,885,000.00	1.68	7.375	678	65.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The average balance at origination, as of the cut-off date is approximately $ 578,850.32.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	13	8,732,237.63	7.78	7.806	721	73.40
COUNTRYWIDE	48	28,616,735.61	25.49	6.357	720	78.16
HOMEBANC	19	9,526,190.15	8.49	7.228	707	78.61
NATCITY	1	561,422.88	0.50	6.500	681	46.19
PHH	1	456,000.00	0.41	7.000	690	80.00
RFC	112	64,352,597.28	57.33	6.753	715	76.56
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
5.500 - 5.999	18	10,595,019.86	9.44	5.769	729	78.25
6.000 - 6.499	51	28,966,565.15	25.81	6.217	731	75.66
6.500 - 6.999	61	34,817,360.14	31.02	6.709	707	77.30
7.000 - 7.499	32	19,329,610.53	17.22	7.247	707	77.15
7.500 - 7.999	22	12,027,680.24	10.72	7.635	707	77.13
8.000 - 8.499	9	5,928,947.63	5.28	8.220	718	73.94
8.500 - 8.500	1	580,000.00	0.52	8.500	643	80.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average current rate, as of the cut-off date is approximately 6.774%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	194	112,245,183.55	100.00	6.774	716	76.76
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
343 - 359	194	112,245,183.55	100.00	6.774	716	76.76
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average remaining term, as of the cut-off date is approximately 357 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	194	112,245,183.55	100.00	6.774	716	76.76
Total:	194	112,245,183.55	100.00	6.774	716	76.76
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	72	42,610,582.01	37.96	6.511	723	75.39
Has Simultaneous Second	122	69,634,601.54	62.04	6.936	711	77.59
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
46.19 - 50.00	2	1,001,372.76	0.89	6.280	720	47.42
55.01 - 60.00	5	3,341,360.71	2.98	6.314	727	58.07
60.01 - 65.00	9	7,869,700.00	7.01	6.988	700	64.98
65.01 - 70.00	13	8,052,143.67	7.17	7.257	717	69.33
70.01 - 75.00	15	9,394,098.21	8.37	6.952	729	74.37
75.01 - 80.00	147	81,138,758.93	72.29	6.705	715	79.81
85.01 - 90.00	3	1,447,749.27	1.29	7.055	713	90.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.76%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
46.19 - 50.00	2	1,001,372.76	0.89	6.280	720	47.42
50.01 - 60.00	4	2,341,360.71	2.09	6.447	703	58.53
60.01 - 70.00	7	5,917,695.83	5.27	6.670	715	65.76
70.01 - 75.00	10	6,316,646.28	5.63	6.490	734	72.60
75.01 - 80.00	50	28,523,407.16	25.41	6.475	725	78.37
80.01 - 85.00	2	988,000.00	0.88	6.918	670	80.00
85.01 - 90.00	42	24,669,189.82	21.98	6.752	713	78.45
90.01 - 95.00	21	12,928,268.15	11.52	7.254	717	76.72
95.01 - 100.00	56	29,559,242.84	26.33	6.991	707	79.24
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 87.19%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
621 - 640	6	3,207,731.88	2.86	7.333	626	79.80
641 - 660	6	3,344,445.73	2.98	7.437	649	76.12
661 - 680	26	15,832,211.70	14.11	6.955	671	76.32
681 - 700	46	26,356,030.29	23.48	6.763	690	75.54
701 - 720	29	16,036,466.22	14.29	6.663	711	77.90
721 - 740	21	11,653,238.75	10.38	6.607	727	78.62
741 - 760	25	14,372,214.19	12.80	6.660	750	77.97
761 - 780	23	14,315,621.08	12.75	6.828	769	75.82
781 - 800	9	5,556,473.71	4.95	6.474	790	75.80
801 - 814	3	1,570,750.00	1.40	6.599	810	72.02
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The non-zero weighted average FICO, as of the cut-off date is approximately 716.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
California	71	39,472,529.79	35.17	6.676	724	76.96
Florida	16	10,425,181.25	9.29	7.292	694	74.00
Maryland	14	9,329,506.11	8.31	6.822	706	75.26
Colorado	9	6,874,668.71	6.12	6.719	736	78.19
Virginia	13	6,866,261.26	6.12	6.650	696	77.32
Arizona	9	5,804,046.28	5.17	6.893	725	75.63
Washington	8	4,639,887.45	4.13	6.602	706	75.38
Illinois	8	4,553,068.78	4.06	6.794	699	77.58
Georgia	9	4,264,488.90	3.80	6.991	714	80.21
Nevada	6	3,047,522.00	2.72	6.685	707	79.84
New Jersey	4	2,283,912.80	2.03	6.241	728	73.42
Massachusetts	4	2,280,064.83	2.03	6.931	701	75.28
Idaho	2	1,300,000.00	1.16	6.448	695	80.00
<Others>	21	11,104,045.39	9.89	6.768	726	77.94
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	145	82,663,521.94	73.65	6.586	720	77.26
Six Month LIBOR	49	29,581,661.61	26.35	7.301	704	75.37
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	49	29,581,661.61	26.35	7.301	704	75.37
Annually	145	82,663,521.94	73.65	6.586	720	77.26
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	168	96,119,303.87	85.63	6.733	718	76.85
2.501 - 3.000	11	6,193,439.60	5.52	7.061	708	77.53
3.001 - 3.500	14	8,996,440.08	8.01	6.904	692	74.93
4.501 - 5.000	1	936,000.00	0.83	7.875	760	80.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average margin, as of the cut-off date is approximately 2.384%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	1	459,200.00	0.41	7.500	734	80.00
4.625	1	574,650.00	0.51	7.375	656	80.00
5.000	174	101,784,172.97	90.68	6.705	718	76.54
6.000	16	8,429,717.87	7.51	7.548	695	77.91
6.250	1	434,943.44	0.39	6.750	682	80.00
6.375	1	562,499.27	0.50	6.625	728	90.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.073%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	34	21,830,486.24	19.45	7.243	710	74.08
2.000	150	85,207,315.70	75.91	6.599	718	77.33
6.000	8	4,209,938.90	3.75	7.921	689	76.97
6.250	1	434,943.44	0.39	6.750	682	80.00
6.375	1	562,499.27	0.50	6.625	728	90.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average periodic interest rate cap, as of the cut-off date is approximately 1.994%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
10.500 - 10.999	18	10,595,019.86	9.44	5.769	729	78.25
11.000 - 11.499	47	27,018,156.61	24.07	6.205	730	75.47
11.500 - 11.999	53	30,933,117.43	27.56	6.707	708	76.79
12.000 - 12.499	28	17,385,010.53	15.49	7.200	713	76.59
12.500 - 12.999	23	12,051,962.37	10.74	7.430	704	78.21
13.000 - 13.499	16	9,296,998.88	8.28	7.548	709	77.17
13.500 - 13.999	5	2,862,517.87	2.55	7.606	700	75.28
14.000 - 14.499	3	1,522,400.00	1.36	8.250	726	78.02
14.500 - 14.500	1	580,000.00	0.52	8.500	643	80.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 11.905%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	168	96,119,303.87	85.63	6.733	718	76.85
2.501 - 3.000	11	6,193,439.60	5.52	7.061	708	77.53
3.001 - 3.500	14	8,996,440.08	8.01	6.904	692	74.93
4.501 - 5.000	1	936,000.00	0.83	7.875	760	80.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.384%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2010-03	1	420,000.00	0.37	6.125	687	76.00
2010-11	1	438,400.00	0.39	6.000	723	80.00
2010-12	3	1,602,599.27	1.43	7.168	748	83.51
2011-01	5	2,354,451.98	2.10	6.635	688	82.64
2011-02	6	3,125,213.17	2.78	6.795	704	78.97
2011-03	16	9,486,780.48	8.45	6.874	710	72.43
2011-04	78	44,386,097.48	39.54	6.725	721	77.28
2011-05	29	17,655,562.11	15.73	6.937	711	75.98
2011-06	29	17,235,152.41	15.35	7.088	717	74.99
2011-07	26	15,540,926.65	13.85	6.339	711	78.65
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	109	63,696,255.70	56.75	6.908	710	76.47
PUD	64	38,073,300.49	33.92	6.651	724	77.04
Condominium	20	10,045,827.36	8.95	6.407	721	77.61
Townhouse	1	429,800.00	0.38	6.500	648	74.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	13	6,477,329.88	5.77	7.268	744	74.57
Primary	169	99,072,354.40	88.26	6.753	712	76.62
Second Home	12	6,695,499.27	5.97	6.614	738	80.97
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	138	78,460,712.95	69.90	6.740	720	77.81
Cash-Out Refinance	37	23,301,664.43	20.76	6.939	700	73.08
Rate/Term Refinance	19	10,482,806.17	9.34	6.665	715	77.05
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	8	5,632,654.41	5.02	7.041	711	71.22
No Income - Verified Assets	29	16,209,125.09	14.44	7.261	714	75.31
Stated Income - Stated Assets	13	8,135,575.50	7.25	6.421	762	77.56
Stated Income - Verified Assets	86	50,567,741.54	45.05	6.814	711	76.67
Verified Income - Verified Assets	58	31,700,087.01	28.24	6.505	712	78.42
Total:	194	112,245,183.55	100.00	6.774	716	76.76

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	18	9,699,289.23	8.64	6.616	706	71.84
60	58	34,624,549.17	30.85	6.427	731	78.47
120	118	67,921,345.15	60.51	6.974	709	76.59
Total:	194	112,245,183.55	100.00	6.774	716	76.76

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	191	110,797,434.28	98.71	6.771	716	76.59
GEMICO	1	562,499.27	0.50	6.625	728	90.00
MGIC	1	435,350.00	0.39	6.375	719	89.99
RMIC	1	449,900.00	0.40	8.250	689	90.00
Total:	194	112,245,183.55	100.00	6.774	716	76.76

Group 2-34 Collateral Summary (5/1 Collateral)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	1,721
Aggregate Original Principal Balance:	$433,639,886.20	(+/-) 7%
Aggregate Current Principal Balance:	$433,100,852.05	(+/-) 7%
Average Original Loan Balance:	$251,969.72	Approx.
Average Current Loan Balance:	$251,656.51	Approx.
Percent of Interest Only Loans:	91.59%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	9.64%
Wtd. Avg. Net:	6.685%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.961%	(+/-) 7 bps
GWAC Min:	4.500%	Approx.
GWAC Max:	8.500%	Approx.
Index: 12-Month LIBOR	59.20%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	40.80%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	2.012%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.277%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.228%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.518%	(+/-) 7 bps
Reset Frequency: Annually	59.20%
Reset Frequency: Semi-Annually	40.80%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	56	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/6/2011	Approx.
Initial Cap:	5.272%	Approx.
Periodic Cap:	2.303%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.376%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	2.100%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.313%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.037%	(+/-) 7 bps
Wtd. Avg. Original LTV:	77.13%	Approx.
Wtd. Avg. Combined LTV:	89.83%	Approx.
Percent with Silent Second Lien:	68.23%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	713	Approx.
Geographic Distribution: (>5%)
California	24.43%	Approx.
Florida	15.86%	Approx.
Georgia	10.72%	Approx.
Arizona	6.10%	Approx.
Virginia	5.07%	Approx.

Originator:
AMERICAN HOME	10.60%	Approx.
COUNTRYWIDE	6.64%	Approx.
HOMEBANC	20.16%	Approx.
NATCITY	0.13%	Approx.
PHH	0.23%	Approx.
RFC	61.00%	Approx.
SECURED BANKERS	1.23%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
32,958.84 - 50,000.00	9	354,919.33	0.08	8.328	686	73.17
50,000.01 - 75,000.00	22	1,403,414.93	0.32	7.795	719	76.38
75,000.01 - 100,000.00	121	10,866,535.33	2.51	7.301	725	76.20
100,000.01 - 125,000.00	165	18,632,501.19	4.30	7.216	717	77.28
125,000.01 - 150,000.00	185	25,364,852.54	5.86	7.102	712	77.61
150,000.01 - 175,000.00	158	25,516,217.81	5.89	7.161	718	77.46
175,000.01 - 200,000.00	156	29,094,775.61	6.72	7.057	709	78.40
200,000.01 - 225,000.00	134	28,430,444.23	6.56	7.026	712	77.43
225,000.01 - 250,000.00	104	24,577,382.61	5.67	7.033	715	77.94
250,000.01 - 275,000.00	86	22,620,421.46	5.22	7.026	705	77.24
275,000.01 - 300,000.00	92	26,398,574.49	6.10	6.998	716	77.48
300,000.01 - 333,700.00	91	28,830,359.16	6.66	6.930	706	78.78
333,700.01 - 350,000.00	39	13,340,154.15	3.08	7.057	726	74.35
350,000.01 - 400,000.00	107	40,013,489.68	9.24	6.777	713	76.59
400,000.01 - 500,000.00	128	56,642,472.77	13.08	6.826	712	77.58
500,000.01 - 600,000.00	64	34,562,041.89	7.98	6.805	708	77.53
600,000.01 - 700,000.00	31	19,962,858.88	4.61	6.783	709	75.13
700,000.01 - 800,000.00	11	8,399,285.99	1.94	6.629	726	78.63
800,000.01 - 900,000.00	6	5,111,900.00	1.18	6.405	747	76.15
900,000.01 - 1,000,000.00	9	8,738,250.00	2.02	6.895	739	72.99
1,000,000.01 - 1,500,000.00	2	2,355,000.00	0.54	7.463	677	67.38
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.44	7.375	678	65.00
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The average current balance, as of the cut-off date is approximately $ 251,656.51.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33,000.00 - 50,000.00	9	354,919.33	0.08	8.328	686	73.17
50,000.01 - 75,000.00	22	1,403,414.93	0.32	7.795	719	76.38
75,000.01 - 100,000.00	119	10,689,562.70	2.47	7.315	725	76.23
100,000.01 - 125,000.00	167	18,809,473.82	4.34	7.209	717	77.25
125,000.01 - 150,000.00	181	24,796,950.67	5.73	7.103	712	78.06
150,000.01 - 175,000.00	159	25,634,284.99	5.92	7.159	718	77.22
175,000.01 - 200,000.00	157	29,269,543.30	6.76	7.060	709	78.41
200,000.01 - 225,000.00	135	28,577,811.23	6.60	7.022	713	77.30
225,000.01 - 250,000.00	104	24,577,382.61	5.67	7.033	715	77.94
250,000.01 - 275,000.00	86	22,620,421.46	5.22	7.026	705	77.24
275,000.01 - 300,000.00	93	26,526,274.49	6.12	7.002	716	77.42
300,000.01 - 333,700.00	91	28,830,359.16	6.66	6.930	706	78.78
333,700.01 - 350,000.00	39	13,340,154.15	3.08	7.057	726	74.35
350,000.01 - 400,000.00	107	40,013,489.68	9.24	6.777	713	76.59
400,000.01 - 500,000.00	128	56,642,472.77	13.08	6.826	712	77.58
500,000.01 - 600,000.00	64	34,562,041.89	7.98	6.805	708	77.53
600,000.01 - 700,000.00	31	19,962,858.88	4.61	6.783	709	75.13
700,000.01 - 800,000.00	11	8,399,285.99	1.94	6.629	726	78.63
800,000.01 - 900,000.00	6	5,111,900.00	1.18	6.405	747	76.15
900,000.01 - 1,000,000.00	9	8,738,250.00	2.02	6.895	739	72.99
1,000,000.01 - 1,500,000.00	2	2,355,000.00	0.54	7.463	677	67.38
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.44	7.375	678	65.00
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The average balance at origination, as of the cut-off date is approximately $ 251,969.72.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	204	45,919,236.11	10.60	7.501	721	71.82
COUNTRYWIDE	49	28,768,885.61	6.64	6.358	720	78.20
HOMEBANC	480	87,302,961.43	20.16	7.094	715	78.16
NATCITY	1	561,422.88	0.13	6.500	681	46.19
PHH	3	999,200.00	0.23	6.898	709	80.00
RFC	968	264,211,260.04	61.00	6.888	712	77.76
SECURED BANKERS	16	5,337,885.98	1.23	7.006	673	72.38
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.500 - 4.999	1	212,162.66	0.05	4.500	712	80.00
5.500 - 5.999	34	15,081,271.25	3.48	5.769	728	77.43
6.000 - 6.499	229	69,262,469.19	15.99	6.246	723	75.99
6.500 - 6.999	569	152,063,024.51	35.11	6.717	714	77.30
7.000 - 7.499	396	95,479,404.18	22.05	7.210	707	77.70
7.500 - 7.999	357	75,329,609.72	17.39	7.607	708	77.13
8.000 - 8.499	114	22,036,527.02	5.09	8.188	711	76.34
8.500 - 8.500	21	3,636,383.52	0.84	8.500	705	80.95
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average current rate, as of the cut-off date is approximately 6.961%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	1,721	433,100,852.05	100.00	6.961	713	77.13
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
340 - 360	1,721	433,100,852.05	100.00	6.961	713	77.13
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	1,721	433,100,852.05	100.00	6.961	713	77.13
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	522	137,578,842.23	31.77	6.812	716	75.78
Has Simultaneous Second	1,199	295,522,009.82	68.23	7.030	712	77.77
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
26.92 - 30.00	3	671,200.65	0.15	6.649	754	27.71
30.01 - 35.00	1	139,342.38	0.03	6.250	734	32.56
35.01 - 40.00	4	519,250.00	0.12	6.906	767	37.58
40.01 - 45.00	2	429,944.58	0.10	6.570	716	44.49
45.01 - 50.00	10	2,956,000.42	0.68	6.485	747	47.68
50.01 - 55.00	11	2,585,905.16	0.60	6.425	679	52.83
55.01 - 60.00	23	7,783,672.20	1.80	6.494	717	58.51
60.01 - 65.00	71	20,174,498.53	4.66	7.056	709	64.77
65.01 - 70.00	191	45,109,320.52	10.42	7.185	716	69.65
70.01 - 75.00	138	34,164,631.34	7.89	7.124	716	74.57
75.01 - 80.00	1,184	302,410,129.01	69.82	6.917	713	79.87
80.01 - 85.00	8	1,468,676.13	0.34	7.401	708	83.63
85.01 - 90.00	55	10,522,930.54	2.43	7.154	716	89.90
90.01 - 95.00	20	4,165,350.59	0.96	6.915	678	94.81
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 77.13%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
26.92 - 30.00	3	671,200.65	0.15	6.649	754	27.71
30.01 - 40.00	5	658,592.38	0.15	6.767	760	36.52
40.01 - 50.00	12	3,385,945.00	0.78	6.496	743	47.28
50.01 - 60.00	30	8,590,824.20	1.98	6.528	705	57.22
60.01 - 70.00	63	19,172,079.23	4.43	6.801	707	66.30
70.01 - 75.00	82	20,428,627.01	4.72	6.882	715	73.21
75.01 - 80.00	269	76,889,439.97	17.75	6.781	718	78.67
80.01 - 85.00	21	5,192,351.49	1.20	6.994	697	78.85
85.01 - 90.00	251	66,093,335.39	15.26	6.965	712	79.65
90.01 - 95.00	215	51,411,381.09	11.87	7.254	713	78.20
95.01 - 100.00	770	180,607,075.64	41.70	7.008	712	78.64
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 89.83%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	3	959,600.00	0.22	7.045	620	81.59
621 - 640	43	11,899,625.40	2.75	7.094	629	75.48
641 - 660	110	26,991,315.74	6.23	7.156	651	77.21
661 - 680	269	67,343,709.70	15.55	7.032	671	77.76
681 - 700	332	86,744,315.10	20.03	7.002	690	77.11
701 - 720	222	56,562,975.45	13.06	6.938	710	77.60
721 - 740	234	54,859,268.60	12.67	6.874	730	77.99
741 - 760	208	50,885,300.79	11.75	6.894	750	77.06
761 - 780	177	45,628,297.57	10.54	6.929	770	76.61
781 - 800	96	24,408,485.66	5.64	6.804	790	75.63
801 - 820	27	6,817,958.04	1.57	6.847	809	71.99
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The non-zero weighted average FICO, as of the cut-off date is approximately 713.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
California	277	105,789,629.48	24.43	6.778	714	76.10
Florida	316	68,672,488.37	15.86	7.187	713	76.39
Georgia	282	46,412,533.54	10.72	7.031	714	79.17
Arizona	99	26,424,906.83	6.10	7.025	722	76.22
Virginia	73	21,978,025.07	5.07	6.915	700	78.33
Colorado	68	17,560,939.35	4.05	6.874	719	77.79
Maryland	44	16,799,875.31	3.88	6.855	702	76.44
Washington	64	15,922,975.72	3.68	6.884	717	77.77
Illinois	59	15,566,292.64	3.59	7.094	705	77.77
New Jersey	39	12,434,839.05	2.87	6.874	715	73.86
Nevada	41	11,308,672.73	2.61	6.890	709	78.30
New York	24	7,234,915.13	1.67	6.905	724	79.14
North Carolina	36	6,252,662.81	1.44	7.238	708	80.18
Massachusetts	22	6,210,532.44	1.43	6.972	704	76.16
Idaho	26	5,629,597.57	1.30	6.975	720	78.63
Oregon	25	5,174,297.12	1.19	7.043	717	76.68
Texas	33	4,654,555.64	1.07	7.223	728	76.06
<Others>	193	39,073,113.25	9.02	6.985	715	78.26
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	935	256,386,018.09	59.20	6.783	715	77.58
Six Month LIBOR	786	176,714,833.96	40.80	7.218	711	76.48
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	786	176,714,833.96	40.80	7.218	711	76.48
Annually	935	256,386,018.09	59.20	6.783	715	77.58
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	1,458	357,817,389.85	82.62	6.953	714	76.89
2.501 - 3.000	197	51,638,459.96	11.92	6.982	712	78.57
3.001 - 3.500	62	22,234,042.24	5.13	6.979	696	77.60
4.501 - 5.000	4	1,410,960.00	0.33	7.845	733	77.97
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average margin, as of the cut-off date is approximately 2.375%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	3	812,565.35	0.19	6.908	736	80.00
4.500	1	93,600.00	0.02	7.500	732	80.00
4.625	1	574,650.00	0.13	7.375	656	80.00
5.000	1,185	319,554,415.99	73.78	6.887	715	76.78
5.125	1	175,500.00	0.04	6.250	762	79.99
5.250	1	198,300.33	0.05	6.250	758	80.00
6.000	428	92,238,856.44	21.30	7.306	705	77.95
6.125	13	2,549,220.39	0.59	6.875	747	78.01
6.250	21	4,032,378.19	0.93	6.750	733	78.48
6.375	16	3,183,437.10	0.74	6.625	712	82.76
6.500	12	1,947,390.60	0.45	6.500	718	80.06
6.625	19	2,894,215.35	0.67	6.375	696	80.87
6.750	20	4,846,322.31	1.12	6.250	724	75.13
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.272%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	420	106,638,484.18	24.62	7.186	713	75.41
2.000	976	269,239,618.84	62.17	6.792	714	77.63
6.000	223	37,596,935.09	8.68	7.748	704	77.63
6.125	13	2,549,220.39	0.59	6.875	747	78.01
6.250	21	4,032,378.19	0.93	6.750	733	78.48
6.375	16	3,183,437.10	0.74	6.625	712	82.76
6.500	12	1,947,390.60	0.45	6.500	718	80.06
6.625	19	2,894,215.35	0.67	6.375	696	80.87
6.750	21	5,019,172.31	1.16	6.250	726	75.12
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.303%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.500 - 10.499	1	212,162.66	0.05	4.500	712	80.00
10.500 - 10.999	32	14,749,221.38	3.41	5.767	727	77.42
11.000 - 11.499	134	48,354,763.10	11.16	6.218	725	75.27
11.500 - 11.999	326	99,334,679.08	22.94	6.720	712	76.75
12.000 - 12.499	299	74,830,768.77	17.28	7.072	712	77.40
12.500 - 12.999	429	95,130,669.49	21.97	7.228	713	77.31
13.000 - 13.499	305	65,106,426.85	15.03	7.123	711	77.86
13.500 - 13.999	103	19,870,551.47	4.59	7.622	698	77.63
14.000 - 14.499	72	11,992,425.73	2.77	8.208	709	78.45
14.500 - 14.500	20	3,519,183.52	0.81	8.500	705	80.98
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.313%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	1,456	357,555,849.40	82.56	6.952	715	76.90
2.501 - 3.000	198	51,722,959.96	11.94	6.984	712	78.55
3.001 - 3.500	63	22,411,082.69	5.17	6.988	695	77.63
4.501 - 5.000	4	1,410,960.00	0.33	7.845	733	77.97
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.376%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2009-12	1	212,162.66	0.05	4.500	712	80.00
2010-03	1	420,000.00	0.10	6.125	687	76.00
2010-11	3	770,927.49	0.18	6.178	730	81.65
2010-12	54	9,977,015.31	2.30	7.057	711	80.57
2011-01	89	16,773,099.90	3.87	6.957	709	77.76
2011-02	92	19,917,410.69	4.60	6.841	713	77.77
2011-03	195	53,801,313.34	12.42	6.875	713	77.00
2011-04	621	167,367,239.18	38.64	6.886	713	77.66
2011-05	328	75,505,901.65	17.43	7.089	713	78.16
2011-06	310	72,662,705.18	16.78	7.238	716	73.78
2011-07	26	15,540,926.65	3.59	6.339	711	78.65
2011-08	1	152,150.00	0.04	6.500	698	85.00
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	811	212,104,503.73	48.97	6.992	710	76.98
PUD	488	128,799,606.86	29.74	6.915	716	77.79
Condominium	277	57,329,024.19	13.24	6.878	718	77.06
Multifamily (2-4 Houses)	128	32,222,902.07	7.44	7.091	716	75.64
Townhouse	17	2,644,815.20	0.61	6.868	708	77.54
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	535	95,842,564.30	22.13	7.291	732	76.38
Primary	1,070	311,740,330.54	71.98	6.861	707	77.28
Second Home	116	25,517,957.21	5.89	6.938	726	78.20
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	1	136,250.00	0.03	6.250	767	39.04
Purchase	1,317	319,124,196.41	73.68	6.985	718	78.34
Cash-Out Refinance	265	76,983,217.41	17.77	6.958	699	72.63
Rate/Term Refinance	138	36,857,188.23	8.51	6.759	703	76.23
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	160	35,434,010.49	8.18	7.362	721	71.77
No Income - Verified Assets	233	63,763,935.78	14.72	7.231	712	76.03
Stated Income - No Assets	2	308,988.10	0.07	7.947	714	65.00
Stated Income - Stated Assets	56	17,350,294.92	4.01	6.728	729	78.11
Stated Income - Verified Assets	720	196,151,648.68	45.29	6.959	713	77.30
Verified Income - No Assets	2	425,899.09	0.10	6.444	752	77.77
Verified Income - Verified Assets	548	119,666,074.99	27.63	6.734	710	78.92
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	159	36,422,298.69	8.41	6.936	702	75.28
60	129	52,921,114.85	12.22	6.596	728	78.39
120	1,433	343,757,438.51	79.37	7.019	712	77.14
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	1,638	416,943,894.79	96.27	6.955	714	76.61
GEMICO	54	10,102,569.55	2.33	6.994	713	90.60
MGIC	8	1,744,994.21	0.40	6.919	685	90.49
OTHER	1	177,040.45	0.04	8.125	646	81.00
PMI	5	837,338.37	0.19	7.440	720	88.51
RADIAN	2	516,411.00	0.12	6.743	742	93.92
RMIC	11	2,310,478.63	0.53	7.613	678	91.89
TRIAD	1	315,975.05	0.07	7.875	715	90.00
UNITEDGUARANTY	1	152,150.00	0.04	6.500	698	85.00
Total:	1,721	433,100,852.05	100.00	6.961	713	77.13

Group 2-5 Collateral Summary (7/1 Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	693
Aggregate Original Principal Balance:	$137,293,120.00	(+/-) 7%
Aggregate Current Principal Balance:	$136,495,428.16	(+/-) 7%
Average Original Loan Balance:	$198,114.17	Approx.
Average Current Loan Balance:	$196,963.10	Approx.
Percent of Interest Only Loans:	100.00%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	0.43%
Wtd. Avg. Net:	6.322%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.697%	(+/-) 7 bps
GWAC Min:	5.500%	Approx.
GWAC Max:	8.750%	Approx.
Index: 12-Month LIBOR	66.03%
Index: 1-Year CMT	0.23%	Approx.
Index: 6-Month LIBOR	33.73%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.876%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.250%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	2.500%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	2.750%	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.873%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.250%	(+/-) 7 bps
Reset Frequency: Annually	66.27%
Reset Frequency: Semi-Annually	33.73%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	80	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/5/2013	Approx.
Initial Cap:	5.437%	Approx.
Periodic Cap:	3.428%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.251%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.876%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.829%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.454%	(+/-) 7 bps
Wtd. Avg. Original LTV:	76.03%	Approx.
Wtd. Avg. Combined LTV:	82.50%	Approx.
Percent with Silent Second Lien:	38.92%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	732	Approx.
Geographic Distribution: (>5%)
Florida	71.83%	Approx.
Georgia	21.83%	Approx.

Originator:
HOMEBANC	99.08%	Approx.
MORTGAGE IT	0.62%	Approx.
SECURED BANKERS	0.30%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4,597.85 - 25,000.00	1	4,597.85	0.00	6.625	790	69.49
25,000.01 - 50,000.00	2	76,609.16	0.06	6.647	794	47.87
50,000.01 - 75,000.00	5	354,246.44	0.26	6.690	745	68.18
75,000.01 - 100,000.00	41	3,706,377.35	2.72	7.099	733	72.78
100,000.01 - 125,000.00	91	10,296,939.04	7.54	6.840	736	75.93
125,000.01 - 150,000.00	111	15,417,288.91	11.30	6.773	732	76.86
150,000.01 - 175,000.00	86	13,919,675.52	10.20	6.748	736	76.11
175,000.01 - 200,000.00	80	15,013,917.70	11.00	6.707	723	77.78
200,000.01 - 225,000.00	60	12,759,180.09	9.35	6.692	727	78.78
225,000.01 - 250,000.00	53	12,600,939.14	9.23	6.719	731	76.98
250,000.01 - 275,000.00	36	9,521,158.57	6.98	6.627	731	73.22
275,000.01 - 300,000.00	29	8,310,801.92	6.09	6.712	731	77.49
300,000.01 - 333,700.00	37	11,667,975.33	8.55	6.527	737	75.71
333,700.01 - 350,000.00	15	5,124,550.76	3.75	6.633	728	73.67
350,000.01 - 400,000.00	33	12,380,661.47	9.07	6.593	739	73.16
400,000.01 - 417,000.00	13	5,340,508.91	3.91	6.510	741	75.39
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The average current balance, as of the cut-off date is approximately $ 196,963.10.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
75,000.00 - 75,000.00	4	300,000.00	0.22	6.656	740	64.23
75,000.01 - 100,000.00	42	3,685,914.03	2.70	7.099	732	72.07
100,000.01 - 125,000.00	91	10,296,939.04	7.54	6.840	736	75.93
125,000.01 - 150,000.00	110	15,236,175.99	11.16	6.772	732	77.08
150,000.01 - 175,000.00	84	13,556,771.87	9.93	6.758	737	75.93
175,000.01 - 200,000.00	83	15,485,465.97	11.35	6.706	723	78.09
200,000.01 - 225,000.00	63	12,987,565.16	9.52	6.687	728	78.34
225,000.01 - 250,000.00	52	12,374,939.24	9.07	6.727	730	77.52
250,000.01 - 275,000.00	37	9,747,158.47	7.14	6.619	733	72.63
275,000.01 - 300,000.00	29	8,310,801.92	6.09	6.712	731	77.49
300,000.01 - 333,700.00	37	11,667,975.33	8.55	6.527	737	75.71
333,700.01 - 350,000.00	15	5,124,550.76	3.75	6.633	728	73.67
350,000.01 - 400,000.00	33	12,380,661.47	9.07	6.593	739	73.16
400,000.01 - 417,000.00	13	5,340,508.91	3.91	6.510	741	75.39
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The average balance at origination, as of the cut-off date is approximately $ 198,114.17.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
HOMEBANC	687	135,246,372.78	99.08	6.700	733	76.20
MORTGAGE IT	4	844,055.38	0.62	6.421	694	67.60
SECURED BANKERS	2	405,000.00	0.30	6.370	731	36.35
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
5.500 - 5.999	1	320,000.00	0.23	5.500	690	80.00
6.000 - 6.499	218	45,870,818.03	33.61	6.317	744	73.96
6.500 - 6.999	303	61,329,287.60	44.93	6.652	731	76.24
7.000 - 7.499	120	20,953,570.69	15.35	7.178	721	79.94
7.500 - 7.999	30	4,491,454.59	3.29	7.679	705	73.23
8.000 - 8.499	7	1,179,050.00	0.86	8.177	698	75.64
8.500 - 8.750	14	2,351,247.25	1.72	8.569	707	81.17
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average current rate, as of the cut-off date is approximately 6.697%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	693	136,495,428.16	100.00	6.697	732	76.03
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
352 - 358	693	136,495,428.16	100.00	6.697	732	76.03
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	693	136,495,428.16	100.00	6.697	732	76.03
Total:	693	136,495,428.16	100.00	6.697	732	76.03
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	404	83,374,111.78	61.08	6.675	735	74.49
Has Simultaneous Second	289	53,121,316.38	38.92	6.734	728	78.45
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	185,000.00	0.14	6.250	806	18.18
20.01 - 25.00	1	183,792.80	0.13	6.500	712	23.29
25.01 - 30.00	3	710,000.00	0.52	6.461	738	28.06
30.01 - 35.00	2	204,200.00	0.15	6.375	780	33.86
35.01 - 40.00	9	1,388,398.67	1.02	6.565	762	37.04
40.01 - 45.00	4	892,040.78	0.65	6.272	760	41.60
45.01 - 50.00	20	4,555,795.09	3.34	6.593	751	48.25
50.01 - 55.00	7	1,409,612.04	1.03	6.905	738	53.12
55.01 - 60.00	22	4,833,832.65	3.54	6.596	767	57.54
60.01 - 65.00	33	6,432,562.33	4.71	6.893	727	63.04
65.01 - 70.00	28	5,277,483.92	3.87	6.588	739	68.51
70.01 - 75.00	40	8,220,025.94	6.02	6.656	745	73.10
75.01 - 80.00	464	88,774,565.82	65.04	6.686	731	79.80
80.01 - 85.00	2	509,505.16	0.37	6.326	730	84.93
85.01 - 90.00	34	7,713,239.43	5.65	6.811	710	89.65
90.01 - 95.00	22	4,896,373.53	3.59	7.014	692	94.76
95.01 - 99.68	1	309,000.00	0.23	6.875	774	99.68
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.03%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	185,000.00	0.14	6.250	806	18.18
20.01 - 30.00	4	893,792.80	0.65	6.469	733	27.08
30.01 - 40.00	11	1,592,598.67	1.17	6.540	764	36.63
40.01 - 50.00	19	4,103,097.80	3.01	6.572	760	47.23
50.01 - 60.00	31	6,827,046.75	5.00	6.648	757	55.56
60.01 - 70.00	52	10,445,659.59	7.65	6.617	736	64.91
70.01 - 75.00	33	7,042,293.98	5.16	6.597	745	71.89
75.01 - 80.00	200	40,566,242.14	29.72	6.656	736	79.46
80.01 - 85.00	3	730,305.16	0.54	6.303	742	83.44
85.01 - 90.00	105	21,868,245.43	16.02	6.776	724	83.02
90.01 - 95.00	67	13,754,137.18	10.08	6.858	710	85.16
95.01 - 100.00	167	28,487,008.66	20.87	6.732	728	79.46
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 82.50%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	1	212,797.80	0.16	6.875	620	95.00
621 - 640	7	1,597,350.00	1.17	6.582	630	81.70
641 - 660	22	4,367,137.31	3.20	7.094	654	75.15
661 - 680	75	14,219,874.96	10.42	6.887	671	81.32
681 - 700	92	17,458,923.17	12.79	6.773	691	79.17
701 - 720	85	18,150,855.70	13.30	6.653	710	77.20
721 - 740	92	18,384,231.28	13.47	6.697	730	74.47
741 - 760	97	18,408,200.70	13.49	6.657	751	76.38
761 - 780	100	20,157,732.36	14.77	6.677	771	74.02
781 - 800	91	17,687,187.75	12.96	6.558	790	72.08
801 - 816	31	5,851,137.13	4.29	6.497	806	71.27
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The non-zero weighted average FICO, as of the cut-off date is approximately 732.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	476	98,049,346.88	71.83	6.701	736	75.42
Georgia	163	29,802,197.90	21.83	6.713	725	78.50
North Carolina	40	5,530,852.72	4.05	6.617	721	77.84
<Others>	14	3,113,030.66	2.28	6.577	720	68.28
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	448	90,133,517.37	66.03	6.607	737	75.32
Six Month LIBOR	244	46,041,910.79	33.73	6.883	725	77.39
One Year CMT	1	320,000.00	0.23	5.500	690	80.00
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	244	46,041,910.79	33.73	6.883	725	77.39
Annually	449	90,453,517.37	66.27	6.603	736	75.34
Total:	693	136,495,428.16	100.00	6.697	732	76.03
Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	692	136,175,428.16	99.77	6.700	733	76.02
2.501 - 2.750	1	320,000.00	0.23	5.500	690	80.00
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average margin, as of the cut-off date is approximately 2.251%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.875	1	279,900.00	0.21	6.500	733	79.99
5.000	442	89,156,617.37	65.32	6.603	736	75.52
5.125	2	254,000.00	0.19	6.924	777	63.07
5.500	1	141,200.00	0.10	6.875	703	78.93
5.625	1	186,600.00	0.14	7.375	687	79.98
5.750	1	75,529.98	0.06	7.250	692	79.68
5.875	1	362,400.00	0.27	7.125	716	80.00
6.000	114	20,087,609.39	14.72	7.361	710	77.29
6.125	18	3,292,534.95	2.41	6.875	740	81.47
6.250	23	4,432,106.36	3.25	6.724	734	80.98
6.375	12	2,548,600.66	1.87	6.625	715	82.25
6.500	12	2,008,141.70	1.47	6.500	714	80.52
6.625	31	5,933,003.25	4.35	6.375	743	72.74
6.750	34	7,737,184.50	5.67	6.250	744	72.74
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.437%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	452	90,977,572.75	66.65	6.605	736	75.25
5.625	1	186,600.00	0.14	7.375	687	79.98
5.750	1	75,529.98	0.06	7.250	692	79.68
5.875	1	362,400.00	0.27	7.125	716	80.00
6.000	108	18,941,754.01	13.88	7.401	710	78.61
6.125	18	3,292,534.95	2.41	6.875	740	81.47
6.250	23	4,432,106.36	3.25	6.724	734	80.98
6.375	12	2,548,600.66	1.87	6.625	715	82.25
6.500	12	2,008,141.70	1.47	6.500	714	80.52
6.625	31	5,933,003.25	4.35	6.375	743	72.74
6.750	34	7,737,184.50	5.67	6.250	744	72.74
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average periodic interest rate cap, as of the cut-off date is approximately 3.428%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
10.500 - 10.999	1	320,000.00	0.23	5.500	690	80.00
12.000 - 12.499	127	26,399,991.89	19.34	6.328	743	74.72
12.500 - 12.999	218	45,209,328.41	33.12	6.640	731	75.06
13.000 - 13.499	296	56,544,356.02	41.43	6.737	733	77.41
13.500 - 13.999	30	4,491,454.59	3.29	7.679	705	73.23
14.000 - 14.499	7	1,179,050.00	0.86	8.177	698	75.64
14.500 - 14.750	14	2,351,247.25	1.72	8.569	707	81.17
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.829%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	692	136,175,428.16	99.77	6.700	733	76.02
2.501 - 2.750	1	320,000.00	0.23	5.500	690	80.00
Total:	693	136,495,428.16	100.00	6.697	732	76.03
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.251%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2012-12	30	5,063,038.17	3.71	6.560	745	79.83
2013-01	64	12,634,914.40	9.26	6.551	727	76.59
2013-02	49	9,301,877.52	6.81	6.404	746	76.32
2013-03	6	1,137,044.54	0.83	6.921	684	77.54
2013-04	167	33,625,723.48	24.64	6.653	738	75.90
2013-05	261	52,213,726.40	38.25	6.756	730	76.23
2013-06	116	22,519,103.65	16.50	6.850	727	74.40
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	194	37,567,492.77	27.52	6.706	725	75.19
PUD	275	59,735,919.95	43.76	6.652	731	75.98
Condominium	212	37,135,822.43	27.21	6.727	743	77.18
Multifamily (2-4 Houses)	10	1,714,043.79	1.26	7.536	711	70.61
Townhouse	2	342,149.22	0.25	6.335	776	79.99
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	163	25,495,597.93	18.68	7.080	735	75.95
Primary	429	89,243,157.25	65.38	6.615	729	76.27
Second Home	101	21,756,672.98	15.94	6.587	744	75.13
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	543	102,922,182.29	75.40	6.744	733	78.55
Cash-Out Refinance	83	19,058,663.69	13.96	6.562	731	68.60
Rate/Term Refinance	67	14,514,582.18	10.63	6.547	728	67.91
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	25	4,678,276.57	3.43	7.387	741	64.21
No Income - Verified Assets	52	9,463,853.38	6.93	7.065	721	80.45
Stated Income - No Assets	1	100,000.00	0.07	6.500	694	38.62
Stated Income - Stated Assets	26	6,363,018.94	4.66	6.773	732	78.16
Stated Income - Verified Assets	193	41,566,039.45	30.45	6.687	739	75.42
Verified Income - No Assets	34	7,946,545.38	5.82	6.478	740	65.51
Verified Income - Verified Assets	362	66,377,694.44	48.63	6.622	729	77.73
Total:	693	136,495,428.16	100.00	6.697	732	76.03

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
84	1	320,000.00	0.23	5.500	690	80.00
120	692	136,175,428.16	99.77	6.700	733	76.02
Total:	693	136,495,428.16	100.00	6.697	732	76.03

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	636	123,289,406.48	90.32	6.679	735	74.37
GEMICO	51	11,702,140.36	8.57	6.866	707	91.44
Lender Paid MI	1	309,000.00	0.23	6.875	774	99.68
MGIC	3	951,783.82	0.70	6.500	659	89.74
RMIC	2	243,097.50	0.18	8.625	732	95.00
Total:	693	136,495,428.16	100.00	6.697	732	76.03

Group 2-6 Collateral Summary (7/1 Non-Conforming)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	109
Aggregate Original Principal Balance:	$60,769,896.00	(+/-) 7%
Aggregate Current Principal Balance:	$60,539,699.07	(+/-) 7%
Average Original Loan Balance:	$557,521.98	Approx.
Average Current Loan Balance:	$555,410.08	Approx.
Percent of Interest Only Loans:	93.86%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	11.75%
Wtd. Avg. Net:	6.342%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.652%	(+/-) 7 bps
GWAC Min:	4.875%	Approx.
GWAC Max:	8.250%	Approx.
Index: 12-Month LIBOR	82.34%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	17.66%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.952%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.250%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.888%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.250%	(+/-) 7 bps
Reset Frequency: Annually	82.34%
Reset Frequency: Semi-Annually	17.66%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	357	(+/-) 1 month
Wtd. Avg. Months to Roll:	81	(+/-) 1 month
Wtd. Avg. Next Change Date:	5/14/2013	Approx.
Initial Cap:	5.385%	Approx.
Periodic Cap:	2.673%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.250%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.941%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.374%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.065%	(+/-) 7 bps
Wtd. Avg. Original LTV:	77.03%	Approx.
Wtd. Avg. Combined LTV:	82.39%	Approx.
Percent with Silent Second Lien:	34.80%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	733	Approx.
Geographic Distribution: (>5%)
Florida	32.56%	Approx.
California	17.67%	Approx.
Georgia	14.16%	Approx.
Nevada	6.36%	Approx.

Originator:
COUNTRYWIDE	33.94%	Approx.
HOMEBANC	47.42%	Approx.
MORTGAGE IT	1.84%	Approx.
SECURED BANKERS	16.79%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
248,215.63 - 250,000.00	1	248,215.63	0.41	6.375	795	60.00
400,000.01 - 500,000.00	50	22,984,319.69	37.97	6.751	728	77.69
500,000.01 - 600,000.00	30	16,188,164.76	26.74	6.594	727	76.22
600,000.01 - 700,000.00	13	8,371,786.20	13.83	6.648	736	76.14
700,000.01 - 800,000.00	7	5,326,408.00	8.80	6.715	757	79.96
800,000.01 - 900,000.00	5	4,340,204.79	7.17	6.295	749	78.91
900,000.01 - 1,000,000.00	2	1,878,100.00	3.10	6.250	737	77.23
1,000,000.01 - 1,202,500.00	1	1,202,500.00	1.99	7.250	693	65.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The average current balance, as of the cut-off date is approximately $ 555,410.08.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
418,400.00 - 500,000.00	51	23,232,535.32	38.38	6.747	729	77.50
500,000.01 - 600,000.00	30	16,188,164.76	26.74	6.594	727	76.22
600,000.01 - 700,000.00	13	8,371,786.20	13.83	6.648	736	76.14
700,000.01 - 800,000.00	7	5,326,408.00	8.80	6.715	757	79.96
800,000.01 - 900,000.00	5	4,340,204.79	7.17	6.295	749	78.91
900,000.01 - 1,000,000.00	2	1,878,100.00	3.10	6.250	737	77.23
1,000,000.01 - 1,202,500.00	1	1,202,500.00	1.99	7.250	693	65.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The average balance at origination, as of the cut-off date is approximately $ 557,521.98.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
COUNTRYWIDE	33	20,549,368.59	33.94	6.441	732	79.15
HOMEBANC	58	28,709,430.98	47.42	6.713	737	75.87
MORTGAGE IT	2	1,116,000.00	1.84	6.190	691	80.00
SECURED BANKERS	16	10,164,899.50	16.79	6.956	729	75.68
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.875 - 4.999	1	506,732.00	0.84	4.875	682	79.99
5.500 - 5.999	2	1,804,100.00	2.98	5.815	726	77.11
6.000 - 6.499	25	13,605,773.18	22.47	6.315	743	77.66
6.500 - 6.999	63	34,521,694.29	57.02	6.649	733	77.10
7.000 - 7.499	14	8,231,774.60	13.60	7.197	722	75.64
7.500 - 7.999	1	451,975.00	0.75	7.500	645	80.00
8.000 - 8.250	3	1,417,650.00	2.34	8.210	756	75.07
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average current rate, as of the cut-off date is approximately 6.652%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	109	60,539,699.07	100.00	6.652	733	77.03
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
352 - 360	109	60,539,699.07	100.00	6.652	733	77.03
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average remaining term, as of the cut-off date is approximately 357 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	109	60,539,699.07	100.00	6.652	733	77.03
Total:	109	60,539,699.07	100.00	6.652	733	77.03
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	71	39,470,946.54	65.20	6.625	734	75.71
Has Simultaneous Second	38	21,068,752.53	34.80	6.702	730	79.51
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
37.44 - 40.00	1	480,000.00	0.79	6.875	630	37.44
50.01 - 55.00	1	567,650.00	0.94	6.375	652	51.60
55.01 - 60.00	2	857,707.56	1.42	6.730	764	56.74
60.01 - 65.00	5	3,371,900.00	5.57	7.091	734	64.56
65.01 - 70.00	7	3,585,742.96	5.92	6.812	748	67.79
70.01 - 75.00	9	4,761,932.70	7.87	6.456	730	73.13
75.01 - 80.00	79	44,614,484.21	73.69	6.615	735	79.60
85.01 - 90.00	5	2,300,281.64	3.80	6.858	694	89.99
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 77.03%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
37.44 - 40.00	1	480,000.00	0.79	6.875	630	37.44
50.01 - 60.00	3	1,425,357.56	2.35	6.589	719	54.69
60.01 - 70.00	11	6,492,992.96	10.73	6.854	737	66.31
70.01 - 75.00	9	4,761,932.70	7.87	6.456	730	73.13
75.01 - 80.00	42	24,010,381.68	39.66	6.572	741	79.40
80.01 - 85.00	1	560,000.00	0.93	6.750	681	78.87
85.01 - 90.00	19	10,018,992.21	16.55	6.658	718	81.60
90.01 - 95.00	6	3,040,802.27	5.02	6.648	701	79.08
95.01 - 100.00	17	9,749,239.69	16.10	6.797	746	80.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 82.39%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
630 - 640	1	480,000.00	0.79	6.875	630	37.44
641 - 660	5	2,599,625.00	4.29	6.614	653	70.92
661 - 680	7	3,361,297.80	5.55	6.790	670	82.34
681 - 700	8	4,952,522.19	8.18	6.915	692	76.23
701 - 720	24	13,140,925.17	21.71	6.568	711	79.19
721 - 740	18	10,870,631.08	17.96	6.621	731	76.92
741 - 760	20	10,926,528.42	18.05	6.603	751	76.76
761 - 780	9	5,168,402.63	8.54	6.697	773	78.91
781 - 800	13	6,497,415.63	10.73	6.577	792	75.43
801 - 817	4	2,542,351.15	4.20	6.825	807	76.01
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The non-zero weighted average FICO, as of the cut-off date is approximately 733.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	40	19,713,730.98	32.56	6.715	728	75.74
California	17	10,696,899.50	17.67	6.915	729	75.90
Georgia	17	8,574,050.00	14.16	6.626	755	76.86
Nevada	6	3,852,906.14	6.36	6.510	725	80.00
Illinois	4	2,467,282.39	4.08	6.482	729	77.41
Maryland	3	2,214,208.00	3.66	6.551	724	80.00
Washington	2	1,522,100.00	2.51	6.019	703	76.58
North Carolina	3	1,453,550.00	2.40	7.071	743	74.64
Connecticut	2	1,376,176.00	2.27	6.028	716	80.00
Texas	2	1,344,000.00	2.22	6.208	750	78.83
Oregon	2	1,191,520.57	1.97	6.750	791	80.00
Virginia	2	1,037,932.00	1.71	5.707	700	80.00
Arizona	2	983,550.00	1.62	6.688	730	80.00
Vermont	1	861,701.15	1.42	6.375	801	76.33
Hawaii	1	745,000.00	1.23	7.125	754	79.68
<Others>	5	2,505,092.34	4.14	6.604	703	79.66
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	87	49,846,323.54	82.34	6.605	737	76.73
Six Month LIBOR	22	10,693,375.53	17.66	6.870	716	78.41
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	22	10,693,375.53	17.66	6.870	716	78.41
Annually	87	49,846,323.54	82.34	6.605	737	76.73
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.250	109	60,539,699.07	100.00	6.652	733	77.03
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average margin, as of the cut-off date is approximately 2.250%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
5.000	71	39,681,424.04	65.55	6.515	739	77.00
6.000	26	15,060,874.10	24.88	7.040	724	76.14
6.125	1	430,900.00	0.71	6.875	710	89.99
6.250	3	1,482,200.00	2.45	6.750	721	76.48
6.375	1	481,450.00	0.80	6.625	711	89.99
6.500	5	2,375,303.13	3.92	6.500	721	77.20
6.625	2	1,027,547.80	1.70	6.375	712	80.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.385%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	89	50,962,323.54	84.18	6.596	736	76.80
6.000	8	3,779,974.60	6.24	7.516	720	76.24
6.125	1	430,900.00	0.71	6.875	710	89.99
6.250	3	1,482,200.00	2.45	6.750	721	76.48
6.375	1	481,450.00	0.80	6.625	711	89.99
6.500	5	2,375,303.13	3.92	6.500	721	77.20
6.625	2	1,027,547.80	1.70	6.375	712	80.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.673%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.875 - 10.499	1	506,732.00	0.84	4.875	682	79.99
10.500 - 10.999	2	1,804,100.00	2.98	5.815	726	77.11
11.000 - 11.499	9	5,761,959.75	9.52	6.270	746	79.18
11.500 - 11.999	20	11,731,576.84	19.38	6.646	727	79.38
12.000 - 12.499	12	6,413,050.00	10.59	6.430	745	76.52
12.500 - 12.999	30	16,384,914.32	27.06	6.673	737	75.03
13.000 - 13.499	32	16,519,716.16	27.29	6.866	724	76.86
14.000 - 14.250	3	1,417,650.00	2.34	8.210	756	75.07
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.374%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.250	109	60,539,699.07	100.00	6.652	733	77.03
Total:	109	60,539,699.07	100.00	6.652	733	77.03
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.250%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2012-12	2	1,039,800.00	1.72	6.826	706	76.57
2013-01	4	2,133,197.80	3.52	6.558	692	70.00
2013-02	2	1,013,000.00	1.67	6.438	767	80.00
2013-04	21	11,073,961.72	18.29	6.586	734	74.49
2013-05	23	11,354,771.46	18.76	6.919	743	77.73
2013-06	28	15,590,783.77	25.75	6.721	730	76.56
2013-07	28	17,884,184.32	29.54	6.479	733	79.38
2013-08	1	450,000.00	0.74	6.500	720	72.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	43	24,522,696.26	40.51	6.621	733	76.23
PUD	52	27,972,186.42	46.20	6.642	735	78.12
Condominium	13	6,842,316.39	11.30	6.694	731	77.55
Multifamily (2-4 Houses)	1	1,202,500.00	1.99	7.250	693	65.00
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	7	4,186,575.00	6.92	7.262	729	71.26
Primary	88	49,081,381.65	81.07	6.596	731	77.18
Second Home	14	7,271,742.42	12.01	6.677	745	79.36
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	2	1,213,341.93	2.00	6.626	764	67.64
Purchase	77	42,666,084.18	70.48	6.637	733	78.98
Cash-Out Refinance	22	12,466,772.96	20.59	6.656	732	74.93
Rate/Term Refinance	8	4,193,500.00	6.93	6.795	721	66.12
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	4	2,020,192.96	3.34	7.399	720	70.10
No Income - Verified Assets	3	1,363,200.00	2.25	7.209	743	80.00
Stated Income - No Assets	2	887,150.00	1.47	7.595	740	71.22
Stated Income - Stated Assets	8	3,654,584.77	6.04	6.726	719	81.67
Stated Income - Verified Assets	55	32,302,667.64	53.36	6.661	734	77.12
Verified Income - No Assets	1	431,000.00	0.71	6.375	705	71.59
Verified Income - Verified Assets	36	19,880,903.70	32.84	6.472	735	76.91
Total:	109	60,539,699.07	100.00	6.652	733	77.03

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	6	3,714,580.59	6.14	6.385	744	78.39
84	18	11,041,484.00	18.24	6.430	726	79.43
120	85	45,783,634.48	75.63	6.727	734	76.34
Total:	109	60,539,699.07	100.00	6.652	733	77.03

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	104	58,239,417.43	96.20	6.644	734	76.52
GEMICO	5	2,300,281.64	3.80	6.858	694	89.99
Total:	109	60,539,699.07	100.00	6.652	733	77.03

Group 2-56 Collateral Summary (7/1 Collateral)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	802
Aggregate Original Principal Balance:	$198,063,016.00	(+/-) 7%
Aggregate Current Principal Balance:	$197,035,127.23	(+/-) 7%
Average Original Loan Balance:	$246,961.37	Approx.
Average Current Loan Balance:	$245,679.71	Approx.
Percent of Interest Only Loans:	98.11%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	3.91%
Wtd. Avg. Net:	6.329%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.683%	(+/-) 7 bps
GWAC Min:	4.875%	Approx.
GWAC Max:	8.750%	Approx.
Index: 12-Month LIBOR	71.04%
Index: 1-Year CMT	0.16%	Approx.
Index: 6-Month LIBOR	28.79%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.903%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.250%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	2.500%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	2.750%	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.875%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.250%	(+/-) 7 bps
Reset Frequency: Annually	71.21%
Reset Frequency: Semi-Annually	28.79%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	357	(+/-) 1 month
Wtd. Avg. Months to Roll:	81	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/17/2013	Approx.
Initial Cap:	5.421%	Approx.
Periodic Cap:	3.196%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.251%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.896%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.689%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.334%	(+/-) 7 bps
Wtd. Avg. Original LTV:	76.34%	Approx.
Wtd. Avg. Combined LTV:	82.47%	Approx.
Percent with Silent Second Lien:	37.65%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	733	Approx.
Geographic Distribution: (>5%)
Florida	59.77%	Approx.
Georgia	19.48%	Approx.
California	5.80%	Approx.

Originator:
COUNTRYWIDE	10.43%	Approx.
HOMEBANC	83.21%	Approx.
MORTGAGE IT	0.99%	Approx.
SECURED BANKERS	5.36%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4,597.85 - 25,000.00	1	4,597.85	0.00	6.625	790	69.49
25,000.01 - 50,000.00	2	76,609.16	0.04	6.647	794	47.87
50,000.01 - 75,000.00	5	354,246.44	0.18	6.69	745	68.18
75,000.01 - 100,000.00	41	3,706,377.35	1.88	7.099	733	72.78
100,000.01 - 125,000.00	91	10,296,939.04	5.23	6.84	736	75.93
125,000.01 - 150,000.00	111	15,417,288.91	7.82	6.773	732	76.86
150,000.01 - 175,000.00	86	13,919,675.52	7.06	6.748	736	76.11
175,000.01 - 200,000.00	80	15,013,917.70	7.62	6.707	723	77.78
200,000.01 - 225,000.00	60	12,759,180.09	6.48	6.692	727	78.78
225,000.01 - 250,000.00	54	12,849,154.77	6.52	6.712	732	76.65
250,000.01 - 275,000.00	36	9,521,158.57	4.83	6.627	731	73.22
275,000.01 - 300,000.00	29	8,310,801.92	4.22	6.712	731	77.49
300,000.01 - 333,700.00	37	11,667,975.33	5.92	6.527	737	75.71
333,700.01 - 350,000.00	15	5,124,550.76	2.60	6.633	728	73.67
350,000.01 - 400,000.00	33	12,380,661.47	6.28	6.593	739	73.16
400,000.01 - 500,000.00	63	28,324,828.60	14.38	6.705	731	77.25
500,000.01 - 600,000.00	30	16,188,164.76	8.22	6.594	727	76.22
600,000.01 - 700,000.00	13	8,371,786.20	4.25	6.648	736	76.14
700,000.01 - 800,000.00	7	5,326,408.00	2.70	6.715	757	79.96
800,000.01 - 900,000.00	5	4,340,204.79	2.20	6.295	749	78.91
900,000.01 - 1,000,000.00	2	1,878,100.00	0.95	6.25	737	77.23
1,000,000.01 - 1,202,500.00	1	1,202,500.00	0.61	7.25	693	65.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The average current balance, as of the cut-off date is approximately $ 245,679.71.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
75,000.00 - 75,000.00	4	300,000.00	0.15	6.656	740	64.23
75,000.01 - 100,000.00	42	3,685,914.03	1.87	7.099	732	72.07
100,000.01 - 125,000.00	91	10,296,939.04	5.23	6.84	736	75.93
125,000.01 - 150,000.00	110	15,236,175.99	7.73	6.772	732	77.08
150,000.01 - 175,000.00	84	13,556,771.87	6.88	6.758	737	75.93
175,000.01 - 200,000.00	83	15,485,465.97	7.86	6.706	723	78.09
200,000.01 - 225,000.00	63	12,987,565.16	6.59	6.687	728	78.34
225,000.01 - 250,000.00	52	12,374,939.24	6.28	6.727	730	77.52
250,000.01 - 275,000.00	37	9,747,158.47	4.95	6.619	733	72.63
275,000.01 - 300,000.00	29	8,310,801.92	4.22	6.712	731	77.49
300,000.01 - 333,700.00	37	11,667,975.33	5.92	6.527	737	75.71
333,700.01 - 350,000.00	15	5,124,550.76	2.60	6.633	728	73.67
350,000.01 - 400,000.00	33	12,380,661.47	6.28	6.593	739	73.16
400,000.01 - 500,000.00	64	28,573,044.23	14.50	6.703	731	77.10
500,000.01 - 600,000.00	30	16,188,164.76	8.22	6.594	727	76.22
600,000.01 - 700,000.00	13	8,371,786.20	4.25	6.648	736	76.14
700,000.01 - 800,000.00	7	5,326,408.00	2.70	6.715	757	79.96
800,000.01 - 900,000.00	5	4,340,204.79	2.20	6.295	749	78.91
900,000.01 - 1,000,000.00	2	1,878,100.00	0.95	6.25	737	77.23
1,000,000.01 - 1,202,500.00	1	1,202,500.00	0.61	7.25	693	65.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The average balance at origination, as of the cut-off date is approximately $ 246,961.37.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
COUNTRYWIDE	33	20,549,368.59	10.43	6.441	732	79.15
HOMEBANC	745	163,955,803.76	83.21	6.702	733	76.14
MORTGAGE IT	6	1,960,055.38	0.99	6.29	692	74.66
SECURED BANKERS	18	10,569,899.50	5.36	6.933	729	74.18
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.875 - 4.999	1	506,732.00	0.26	4.875	682	79.99
5.500 - 5.999	3	2,124,100.00	1.08	5.768	721	77.55
6.000 - 6.499	243	59,476,591.21	30.19	6.317	744	74.81
6.500 - 6.999	366	95,850,981.89	48.65	6.651	732	76.55
7.000 - 7.499	134	29,185,345.29	14.81	7.183	722	78.73
7.500 - 7.999	31	4,943,429.59	2.51	7.663	699	73.85
8.000 - 8.499	10	2,596,700.00	1.32	8.195	730	75.33
8.500 - 8.750	14	2,351,247.25	1.19	8.569	707	81.17
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average current rate, as of the cut-off date is approximately 6.683%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	802	197,035,127.23	100.00	6.683	733	76.34
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
352 - 360	802	197,035,127.23	100.00	6.683	733	76.34
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average remaining term, as of the cut-off date is approximately 357 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	802	197,035,127.23	100.00	6.683	733	76.34
Total:	802	197,035,127.23	100.00	6.683	733	76.34
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	475	122,845,058.32	62.35	6.659	735	74.88
Has Simultaneous Second	327	74,190,068.91	37.65	6.724	728	78.75
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	185,000.00	0.09	6.250	806	18.18
20.01 - 25.00	1	183,792.80	0.09	6.500	712	23.29
25.01 - 30.00	3	710,000.00	0.36	6.461	738	28.06
30.01 - 35.00	2	204,200.00	0.10	6.375	780	33.86
35.01 - 40.00	10	1,868,398.67	0.95	6.644	728	37.14
40.01 - 45.00	4	892,040.78	0.45	6.272	760	41.60
45.01 - 50.00	20	4,555,795.09	2.31	6.593	751	48.25
50.01 - 55.00	8	1,977,262.04	1.00	6.753	713	52.68
55.01 - 60.00	24	5,691,540.21	2.89	6.616	767	57.42
60.01 - 65.00	38	9,804,462.33	4.98	6.961	730	63.56
65.01 - 70.00	35	8,863,226.88	4.50	6.679	743	68.22
70.01 - 75.00	49	12,981,958.64	6.59	6.582	739	73.11
75.01 - 80.00	543	133,389,050.03	67.70	6.662	733	79.73
80.01 - 85.00	2	509,505.16	0.26	6.326	730	84.93
85.01 - 90.00	39	10,013,521.07	5.08	6.822	706	89.73
90.01 - 95.00	22	4,896,373.53	2.49	7.014	692	94.76
95.01 - 99.68	1	309,000.00	0.16	6.875	774	99.68
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.34%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	185,000.00	0.09	6.250	806	18.18
20.01 - 30.00	4	893,792.80	0.45	6.469	733	27.08
30.01 - 40.00	12	2,072,598.67	1.05	6.618	733	36.82
40.01 - 50.00	19	4,103,097.80	2.08	6.572	760	47.23
50.01 - 60.00	34	8,252,404.31	4.19	6.638	750	55.41
60.01 - 70.00	63	16,938,652.55	8.60	6.708	736	65.45
70.01 - 75.00	42	11,804,226.68	5.99	6.540	739	72.39
75.01 - 80.00	242	64,576,623.82	32.77	6.625	738	79.44
80.01 - 85.00	4	1,290,305.16	0.65	6.497	716	81.45
85.01 - 90.00	124	31,887,237.64	16.18	6.739	722	82.57
90.01 - 95.00	73	16,794,939.45	8.52	6.820	708	84.06
95.01 - 100.00	184	38,236,248.35	19.41	6.748	732	79.60
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 82.47%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	1	212,797.80	0.11	6.875	620	95.00
621 - 640	8	2,077,350.00	1.05	6.650	630	71.47
641 - 660	27	6,966,762.31	3.54	6.915	654	73.57
661 - 680	82	17,581,172.76	8.92	6.869	671	81.51
681 - 700	100	22,411,445.36	11.37	6.805	691	78.52
701 - 720	109	31,291,780.87	15.88	6.617	710	78.04
721 - 740	110	29,254,862.36	14.85	6.669	731	75.38
741 - 760	117	29,334,729.12	14.89	6.637	751	76.52
761 - 780	109	25,326,134.99	12.85	6.681	772	75.02
781 - 800	104	24,184,603.38	12.27	6.563	791	72.98
801 - 817	35	8,393,488.28	4.26	6.596	806	72.71
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The non-zero weighted average FICO, as of the cut-off date is approximately 733.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	516	117,763,077.86	59.77	6.703	734	75.48
Georgia	180	38,376,247.90	19.48	6.694	732	78.14
California	21	11,429,692.30	5.80	6.899	728	73.70
North Carolina	43	6,984,402.72	3.54	6.711	726	77.17
Nevada	6	3,852,906.14	1.96	6.510	725	80.00
Illinois	4	2,467,282.39	1.25	6.482	729	77.41
Maryland	3	2,214,208.00	1.12	6.551	724	80.00
<Others>	29	13,947,309.92	7.08	6.401	730	78.61
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	535	139,979,840.91	71.04	6.606	737	75.82
Six Month LIBOR	266	56,735,286.32	28.79	6.881	723	77.58
One Year CMT	1	320,000.00	0.16	5.500	690	80.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	266	56,735,286.32	28.79	6.881	723	77.58
Annually	536	140,299,840.91	71.21	6.604	736	75.83
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	801	196,715,127.23	99.84	6.685	733	76.33
2.501 - 2.750	1	320,000.00	0.16	5.500	690	80.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average margin, as of the cut-off date is approximately 2.251%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.875	1	279,900.00	0.14	6.500	733	79.99
5.000	513	128,838,041.41	65.39	6.576	737	75.97
5.125	2	254,000.00	0.13	6.924	777	63.07
5.500	1	141,200.00	0.07	6.875	703	78.93
5.625	1	186,600.00	0.09	7.375	687	79.98
5.750	1	75,529.98	0.04	7.250	692	79.68
5.875	1	362,400.00	0.18	7.125	716	80.00
6.000	140	35,148,483.49	17.84	7.224	716	76.80
6.125	19	3,723,434.95	1.89	6.875	737	82.46
6.250	26	5,914,306.36	3.00	6.731	731	79.86
6.375	13	3,030,050.66	1.54	6.625	715	83.48
6.500	17	4,383,444.83	2.22	6.500	718	78.72
6.625	33	6,960,551.05	3.53	6.375	738	73.81
6.750	34	7,737,184.50	3.93	6.250	744	72.74
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.421%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	541	141,939,896.29	72.04	6.602	736	75.81
5.625	1	186,600.00	0.09	7.375	687	79.98
5.750	1	75,529.98	0.04	7.250	692	79.68
5.875	1	362,400.00	0.18	7.125	716	80.00
6.000	116	22,721,728.61	11.53	7.421	712	78.22
6.125	19	3,723,434.95	1.89	6.875	737	82.46
6.250	26	5,914,306.36	3.00	6.731	731	79.86
6.375	13	3,030,050.66	1.54	6.625	715	83.48
6.500	17	4,383,444.83	2.22	6.500	718	78.72
6.625	33	6,960,551.05	3.53	6.375	738	73.81
6.750	34	7,737,184.50	3.93	6.250	744	72.74
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average periodic interest rate cap, as of the cut-off date is approximately 3.196%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.875 - 10.499	1	506,732.00	0.26	4.875	682	79.99
10.500 - 10.999	3	2,124,100.00	1.08	5.768	721	77.55
11.000 - 11.499	9	5,761,959.75	2.92	6.270	746	79.18
11.500 - 11.999	20	11,731,576.84	5.95	6.646	727	79.38
12.000 - 12.499	139	32,813,041.89	16.65	6.348	744	75.07
12.500 - 12.999	248	61,594,242.73	31.26	6.649	732	75.05
13.000 - 13.499	328	73,064,072.18	37.08	6.766	731	77.29
13.500 - 13.999	30	4,491,454.59	2.28	7.679	705	73.23
14.000 - 14.499	10	2,596,700.00	1.32	8.195	730	75.33
14.500 - 14.750	14	2,351,247.25	1.19	8.569	707	81.17
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.689%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	801	196,715,127.23	99.84	6.685	733	76.33
2.501 - 2.750	1	320,000.00	0.16	5.500	690	80.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.251%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2012-12	32	6,102,838.17	3.10	6.606	739	79.27
2013-01	68	14,768,112.20	7.50	6.552	722	75.64
2013-02	51	10,314,877.52	5.24	6.407	748	76.68
2013-03	6	1,137,044.54	0.58	6.921	684	77.54
2013-04	188	44,699,685.20	22.69	6.637	737	75.55
2013-05	284	63,568,497.86	32.26	6.785	732	76.50
2013-06	144	38,109,887.42	19.34	6.797	728	75.28
2013-07	28	17,884,184.32	9.08	6.479	733	79.38
2013-08	1	450,000.00	0.23	6.500	720	72.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	237	62,090,189.03	31.51	6.672	728	75.60
PUD	327	87,708,106.37	44.51	6.649	732	76.66
Condominium	225	43,978,138.82	22.32	6.722	741	77.24
Multifamily (2-4 Houses)	11	2,916,543.79	1.48	7.418	704	68.30
Townhouse	2	342,149.22	0.17	6.335	776	79.99
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	170	29,682,172.93	15.06	7.105	734	75.29
Primary	517	138,324,538.90	70.20	6.608	730	76.59
Second Home	115	29,028,415.40	14.73	6.609	744	76.19
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	2	1,213,341.93	0.62	6.626	764	67.64
Purchase	620	145,588,266.47	73.89	6.713	733	78.68
Cash-Out Refinance	105	31,525,436.65	16.00	6.599	732	71.11
Rate/Term Refinance	75	18,708,082.18	9.49	6.602	726	67.51
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	29	6,698,469.53	3.40	7.391	735	65.98
No Income - Verified Assets	55	10,827,053.38	5.49	7.083	724	80.39
Stated Income - No Assets	3	987,150.00	0.50	7.484	735	67.92
Stated Income - Stated Assets	34	10,017,603.71	5.08	6.756	727	79.44
Stated Income - Verified Assets	248	73,868,707.09	37.49	6.676	736	76.16
Verified Income - No Assets	35	8,377,545.38	4.25	6.473	738	65.82
Verified Income - Verified Assets	398	86,258,598.14	43.78	6.588	730	77.54
Total:	802	197,035,127.23	100.00	6.683	733	76.34

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	6	3,714,580.59	1.89	6.385	744	78.39
84	19	11,361,484.00	5.77	6.404	725	79.45
120	777	181,959,062.64	92.35	6.707	733	76.10
Total:	802	197,035,127.23	100.00	6.683	733	76.34

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	740	181,528,823.91	92.13	6.667	735	75.06
GEMICO	56	14,002,422.00	7.11	6.865	704	91.20
Lender Paid MI	1	309,000.00	0.16	6.875	774	99.68
MGIC	3	951,783.82	0.48	6.500	659	89.74
RMIC	2	243,097.50	0.12	8.625	732	95.00
Total:	802	197,035,127.23	100.00	6.683	733	76.34

Group 2-7 Collateral Summary (10/1 Collateral)
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	136
Aggregate Original Principal Balance:	$32,750,300.00	(+/-) 7%
Aggregate Current Principal Balance:	$32,141,509.79	(+/-) 7%
Average Original Loan Balance:	$240,811.03	Approx.
Average Current Loan Balance:	$236,334.63	Approx.
Percent of Interest Only Loans:	100.00%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	N/A
Wtd. Avg. Net:	6.259%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.634%	(+/-) 7 bps
GWAC Min:	6.250%	Approx.
GWAC Max:	7.625%	Approx.
Index: 12-Month LIBOR	80.69%
Index: 1-Year CMT	N/A	Approx.
Index: 6-Month LIBOR	19.31%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.875%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 12-Month LIBOR	2.250%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Gross Margin : 1-Year CMT	N/A	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	1.875%	(+/-) 7 bps
Wtd. Avg. Gross Margin : 6-Month LIBOR	2.250%	(+/-) 7 bps
Reset Frequency: Annually	80.69%
Reset Frequency: Semi-Annually	19.31%
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	116	(+/-) 1 month
Wtd. Avg. Next Change Date:	4/6/2016	Approx.
Initial Cap:	5.269%	Approx.
Periodic Cap:	2.848%	Approx.
Wtd. Avg. Minimum Gross Rate:	2.250%	(+/-) 7 bps
Wtd. Avg. Minimum Mortgage Net:	1.875%	(+/-) 7 bps
Wtd. Avg. Maximum Gross Rate:	12.744%	(+/-) 7 bps
Wtd. Avg. Maximum Mortgage Net:	12.369%	(+/-) 7 bps
Wtd. Avg. Original LTV:	75.02%	Approx.
Wtd. Avg. Combined LTV:	82.80%	Approx.
Percent with Silent Second Lien:	48.08%	Approx
Percent Relocation Loans:	N/A	Approx.
Wtd. Avg. Borrower FICO: (FICO>0)	739	Approx.
Geographic Distribution: (>5%)
Georgia	47.88%	Approx.
Florida	47.48%	Approx.

Originator:
HOMEBANC	100.00%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
84,000.00 - 100,000.00	11	1,020,206.69	3.17	6.984	748	74.01
100,000.01 - 125,000.00	15	1,695,938.03	5.28	6.677	735	77.00
125,000.01 - 150,000.00	15	2,036,089.45	6.33	6.725	720	77.26
150,000.01 - 175,000.00	13	2,095,878.90	6.52	6.934	746	76.83
175,000.01 - 200,000.00	15	2,824,722.80	8.79	6.638	745	73.72
200,000.01 - 225,000.00	10	2,145,255.60	6.67	6.449	728	78.19
225,000.01 - 250,000.00	7	1,636,354.14	5.09	6.521	742	79.96
250,000.01 - 275,000.00	10	2,604,938.44	8.10	6.603	745	72.82
275,000.01 - 300,000.00	5	1,433,483.61	4.46	6.675	747	77.18
300,000.01 - 333,700.00	9	2,850,427.77	8.87	6.650	737	77.56
333,700.01 - 350,000.00	2	672,440.18	2.09	6.499	743	79.28
350,000.01 - 400,000.00	7	2,615,827.74	8.14	6.727	733	79.64
400,000.01 - 500,000.00	8	3,499,306.41	10.89	6.599	748	72.23
500,000.01 - 600,000.00	8	4,360,640.03	13.57	6.466	741	69.67
600,000.01 - 650,000.00	1	650,000.00	2.02	6.625	707	62.38
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The average current balance, as of the cut-off date is approximately $ 236,334.63.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
84,000.00 - 100,000.00	10	929,206.69	2.89	6.983	745	73.42
100,000.01 - 125,000.00	15	1,695,938.03	5.28	6.677	735	77.00
125,000.01 - 150,000.00	15	2,036,089.45	6.33	6.725	720	77.26
150,000.01 - 175,000.00	12	1,944,738.81	6.05	6.958	749	76.59
175,000.01 - 200,000.00	14	2,631,322.80	8.19	6.630	746	73.26
200,000.01 - 225,000.00	11	2,236,255.60	6.96	6.472	730	78.27
225,000.01 - 250,000.00	7	1,636,354.14	5.09	6.521	742	79.96
250,000.01 - 275,000.00	10	2,604,938.44	8.10	6.603	745	72.82
275,000.01 - 300,000.00	4	1,133,751.84	3.53	6.721	736	76.44
300,000.01 - 333,700.00	11	3,194,967.86	9.94	6.655	735	77.82
333,700.01 - 350,000.00	2	672,440.18	2.09	6.499	743	79.28
350,000.01 - 400,000.00	8	2,915,559.51	9.07	6.704	739	79.67
400,000.01 - 500,000.00	7	3,011,306.41	9.37	6.594	755	70.97
500,000.01 - 600,000.00	9	4,848,640.03	15.09	6.482	737	70.71
600,000.01 - 650,000.00	1	650,000.00	2.02	6.625	707	62.38
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The average balance at origination, as of the cut-off date is approximately $ 240,811.03.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
HOMEBANC	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
6.250 - 6.499	45	11,327,534.08	35.24	6.332	740	74.97
6.500 - 6.999	64	16,474,804.80	51.26	6.694	739	74.43
7.000 - 7.499	24	3,822,915.22	11.89	7.145	740	77.07
7.500 - 7.625	3	516,255.69	1.61	7.539	721	80.00
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average current rate, as of the cut-off date is approximately 6.634%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
351 - 358	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	69	16,688,352.45	51.92	6.615	740	72.69
Has Simultaneous Second	67	15,453,157.34	48.08	6.654	738	77.54
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33.50 - 35.00	1	501,818.91	1.56	6.625	755	33.50
40.01 - 45.00	3	537,199.89	1.67	6.375	752	42.84
45.01 - 50.00	1	199,995.64	0.62	6.375	819	48.78
50.01 - 55.00	4	763,100.00	2.37	6.626	779	52.99
55.01 - 60.00	3	1,166,500.00	3.63	6.705	786	56.92
60.01 - 65.00	6	2,272,350.00	7.07	6.557	712	63.03
65.01 - 70.00	3	448,550.00	1.40	6.669	745	65.88
70.01 - 75.00	11	2,269,891.91	7.06	6.662	734	73.07
75.01 - 80.00	100	23,105,903.44	71.89	6.654	738	79.50
85.01 - 90.00	3	650,900.00	2.03	6.325	732	89.22
90.01 - 94.66	1	225,300.00	0.70	6.375	700	94.66
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 75.02%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33.50 - 40.00	1	501,818.91	1.56	6.625	755	33.50
40.01 - 50.00	3	482,195.53	1.50	6.375	757	45.49
50.01 - 60.00	7	1,754,600.00	5.46	6.612	779	53.11
60.01 - 70.00	8	2,120,900.00	6.60	6.632	727	63.59
70.01 - 75.00	10	2,278,241.91	7.09	6.652	751	69.82
75.01 - 80.00	39	9,959,396.10	30.99	6.624	735	78.42
85.01 - 90.00	20	4,799,900.09	14.93	6.730	734	80.99
90.01 - 95.00	12	2,916,088.97	9.07	6.521	723	79.76
95.01 - 100.00	36	7,328,368.28	22.80	6.647	742	79.58
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 82.80%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
628 - 640	1	415,200.00	1.29	6.500	628	80.00
641 - 660	1	149,000.00	0.46	6.875	642	76.41
661 - 680	5	901,511.10	2.80	6.605	669	81.71
681 - 700	13	3,290,228.05	10.24	6.576	688	75.35
701 - 720	30	7,122,703.53	22.16	6.684	709	76.37
721 - 740	22	4,877,699.92	15.18	6.643	732	76.69
741 - 760	21	5,105,198.87	15.88	6.633	749	73.37
761 - 780	16	3,575,083.19	11.12	6.616	770	71.06
781 - 800	19	5,113,907.27	15.91	6.536	790	76.87
801 - 819	8	1,590,977.86	4.95	6.889	811	66.24
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The non-zero weighted average FICO, as of the cut-off date is approximately 739.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Georgia	75	15,390,649.71	47.88	6.654	727	77.70
Florida	54	15,262,118.97	47.48	6.610	751	71.79
North Carolina	6	1,180,741.11	3.67	6.737	748	80.55
<Others>	1	308,000.00	0.96	6.375	715	80.00
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	109	25,934,929.85	80.69	6.662	742	74.92
Six Month LIBOR	27	6,206,579.94	19.31	6.517	728	75.46
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	27	6,206,579.94	19.31	6.517	728	75.46
Annually	109	25,934,929.85	80.69	6.662	742	74.92
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.250	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average margin, as of the cut-off date is approximately 2.250%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
5.000	109	25,934,929.85	80.69	6.662	742	74.92
6.000	9	1,815,882.05	5.65	6.688	726	75.97
6.125	5	576,073.36	1.79	6.875	710	77.69
6.500	3	817,252.21	2.54	6.500	659	80.00
6.625	8	2,382,930.48	7.41	6.375	755	72.47
6.750	2	614,441.84	1.91	6.250	740	77.45
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.269%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.000	109	25,934,929.85	80.69	6.662	742	74.92
6.000	9	1,815,882.05	5.65	6.688	726	75.97
6.125	5	576,073.36	1.79	6.875	710	77.69
6.500	3	817,252.21	2.54	6.500	659	80.00
6.625	8	2,382,930.48	7.41	6.375	755	72.47
6.750	2	614,441.84	1.91	6.250	740	77.45
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.848%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
12.250 - 12.499	30	7,192,186.61	22.38	6.331	736	75.23
12.500 - 12.999	50	13,727,879.23	42.71	6.695	744	74.15
13.000 - 13.499	53	10,705,188.26	33.31	6.715	736	75.76
13.500 - 13.625	3	516,255.69	1.61	7.539	721	80.00
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.744%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.250	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.250%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2015-11	3	795,356.41	2.47	6.650	753	77.39
2015-12	6	1,377,002.27	4.28	6.484	716	72.48
2016-01	17	3,648,239.33	11.35	6.496	721	76.29
2016-02	7	1,370,738.52	4.26	6.410	740	76.80
2016-04	25	5,348,345.35	16.64	6.580	732	74.66
2016-05	48	10,845,509.41	33.74	6.692	746	76.36
2016-06	30	8,756,318.50	27.24	6.709	745	72.96
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	57	13,011,829.16	40.48	6.619	732	73.72
PUD	55	13,815,072.16	42.98	6.650	739	76.50
Condominium	19	4,315,186.25	13.43	6.578	758	73.68
Multifamily (2-4 Houses)	3	627,122.22	1.95	7.100	748	75.81
Townhouse	2	372,300.00	1.16	6.422	755	79.99
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	26	3,685,926.10	11.47	7.096	742	76.07
Primary	95	23,781,792.65	73.99	6.586	736	75.33
Second Home	15	4,673,791.04	14.54	6.514	753	72.63
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Purchase	86	19,640,714.26	61.11	6.640	743	78.84
Cash-Out Refinance	20	5,356,044.81	16.66	6.616	741	68.42
Rate/Term Refinance	30	7,144,750.72	22.23	6.631	728	69.48
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Stated Income - Verified Assets	52	13,566,912.33	42.21	6.632	750	74.98
Verified Income - No Assets	4	1,346,952.58	4.19	6.424	705	70.74
Verified Income - Verified Assets	80	17,227,644.88	53.60	6.652	733	75.39
Total:	136	32,141,509.79	100.00	6.634	739	75.02

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
120	136	32,141,509.79	100.00	6.634	739	75.02
Total:	136	32,141,509.79	100.00	6.634	739	75.02

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV<=80	132	31,265,309.79	97.27	6.642	739	74.59
GEMICO	2	436,500.00	1.36	6.375	712	92.41
RMIC	2	439,700.00	1.37	6.302	735	88.85
Total:	136	32,141,509.79	100.00	6.634	739	75.02

Term Sheet	Date Prepared: August 22, 2006
Citigroup Mortgage Loan Trust Asset-Backed Certificates,
Series 2006-AR6

Approximate Total Offered Size:    $[690,859,000]
Citigroup Global Markets Realty Corp.
Seller

Citimortgage, Inc.
Master Servicer

Citimortgage, Inc.
Homebanc Mortgage Corporation
Countrywide Home Loans Servicing LP.
Wells Fargo Bank N.A.,
Servicers

Citigroup Mortgage Loan Trust, Inc.
Depositor

Tranche	Amount(1)	Int. Type / Class	Coupons	Ratings (S&P/Moodys)		WAL (Call/ Mat)(3)	Window (Call/ Mat)(3)
OFFERED CERTIFICATES
Class 2-A1	$345,707,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	1.00/1.00	1 - 27 / 1 - 27
Class 2-A2	$110,154,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	3.00/3.00	27 - 48 / 27 - 48
Class 2-A3	$134,526,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	5.64/6.62	48 - 78 / 48 - 174
Class 2-A4	$65,598,000	FLT/SR Mezz	LIBOR_1mo + [](2)	AAA	Aaa	2.43/2.65	1 - 78 / 1 - 174
Class 2-M1	$16,042,000	FLT/Mezz	LIBOR_1mo + [](2)	AA	Aa2	4.43/4.69	38 - 78 / 38 - 107
Class 2-M2	$10,811,000	FLT/Mezz	LIBOR_1mo + [](2)	A	A2	4.40/4.47	37 - 78 / 37 - 90
Class 2-M3	$4,534,000	FLT/Mezz	LIBOR_1mo + [](2)	A	Baa2	4.16/4.16	37 - 72 / 37 - 72
Class 2-M4	$3,487,000	FLT/Mezz	LIBOR_1mo + [](2)	BBB	Baa3	3.77/3.77	37 - 60 / 37 - 60
NON-OFFERED CERTIFICATES
Class 2-CE

(1)	Certificate sizes are subject to change (+/- 10%)
(2)
The Class 2-A Certificates will bear interest at variable rates, and their respective margins will increase to [2x] on the Distribution Date following the first possible Optional Termination Date; the Class 2-M Certificates will bear interest at variable rates and their margins will increase to [1.5x] on the Distribution Date following the first possible Optional Termination Date

(3)	Based on Pricing Prepayment Assumption

Transaction Overview:
Sole Manager:	Citigroup Global Markets, Inc
Rating Agencies:	S&P / Moody’s	Expected Settlement Date:	August 31, 2006
Trustee:	U.S. Bank, N.A.	Trust Administrator:	Citibank N.A.

Citigroup Global Markets Inc.

Trading
Brian Delany	(212) 723-6038	brian.delany@citigroup.com
Sean Duffy	(212) 723-6038	sean.k.duffy@citigroup.com

Mortgage Finance
Pete Steinmetz	(212) 723-6391	peter.d.steinmetz@citigroup.com
Sandra Gates	(212) 723-6658	sandra.gates@citigroup.com
Kapil Dargan	(212) 723-6195	kapil.dargan@citigroup.com

Analytics
Shekhar Shah	(212) 723-5386	shekhar.shah@citigroup.com
Tai Wu	(212) 723-5859	tai.g.wu@citigroup.com
Joe Ng	(212) 723-1162	joseph.l.ng@citigroup.com

*All numbers are preliminary and subject to change.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-877-858-5407.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

TRANSACTION SUMMARY

Title of Securities:	Citigroup Mortgage Loan Trust, Series 2006-AR6

Offered Certificates:
Approximately $[655,985,000] senior floating-rate Certificates (the Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates) and approximately $[34,874,000] mezzanine floating-rate Certificates (the Class 2-M1, Class 2-M2, Class 2-M3 and Class 2-M4 Certificates).

Non-Offered Certificates:	Class CE Certificates.

Class 2-A Certificates:	Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates

Class 2-M Certificates:	Class 2-M1, Class 2-M2, Class 2-M3 and Class 2-M4 Certificates

Group I:
The Issuing Entity will also issue a separate series of certificates backed by a separate pool of prime, first lien, hybrid mortgage loans (the "Group I Certificates"). None of the Group I Certificates are Offered Certificates and the cashflow from the Group I Mortgage Loans will not be available for distribution on the Group 2 Certificates.

Seller:	Citigroup Global Markets Realty Corp.

Originators:
Homebanc Mortgage Corporation (44.90%), Residential Funding Corporation (39.45%), Countrywide Home Loans, Inc. (7.02%), American Home Mortgage Corp. (6.06%), Secured Bankers Mortgage Company (2.28%) and MortgageIT, Inc. (0.28%).

Servicers:
Citimortgage, Inc. for all of the mortgage loans originated by MortgageIT, Inc., Residential Funding Corporation and Secured Bankers Mortgage Company as well as approximately 98.81% of the mortgage loans originated by American Home Mortgage Corp.

Countrywide Home Loans Servicing LP for all of the mortgage loans originated by Countrywide Home Loans, Inc.

Homebanc Mortgage Corporation for all of the mortgage loans originated by Homebanc Mortgage Corporation.

Wells Fargo Bank N.A. for approximately 1.19% of the mortgage loans originated by American Home Mortgage Corp. Wells Fargo Bank N.A. currently has a Servicer Quality rating of SQ1 by Moodys, a rating of strong by S & P and a rating of RPS1 by Fitch.

Servicer	Percent
Citimortgage	48.01%
Countrywide	7.02%
Homebanc	44.90%
Wells Fargo	0.07%
Total:	100.00%

Depositor:	Citigroup Mortgage Loan Trust, Inc.

Master Servicer and Trust Administrator:	CitiMortgage, Inc. CitiMortgage, Inc. currently has a Servicer Quality rating of SQ2 by Moodys, a rating of strong by S & P and a rating of RMS1 by Fitch.

Trustee:	U.S. Bank, N.A.

CAP Provider:	Bear Stearns Financial Products Inc.

Collateral:
The mortgage loans to be included in the trust will consist of approximately 2,836 adjustable-rate, first lien, prime and alt-a hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $697,485,494.92 (the “Mortgage Loans”). The mortgage rates on the Mortgage Loans are determined based on a 12 Month LIBOR, 6 Month LIBOR or 1 Year CMT index and have initial rate adjustments occurring three, five, seven, or ten years after the first due date. The rate adjustment frequency of the Mortgage Loans is semi-annual or annual after the initial rate adjustment.

The characteristics of the pool of Mortgage Loans delivered on the Closing Date are not expected to differ materially from the characteristics of the Mortgage Loans described herein although the range of mortgage rates and maturities and certain other characteristics of the Mortgage Loans set forth in this term-sheet may vary by as much as 10%.

Closing Date:	On or about August 31, 2006

Distribution Dates:	25th day of each month, or if such day is not a business day, the next succeeding business day, commencing September 25, 2006

Cut-off Date:	August 1, 2006

Payment Delay:	The Offered Certificates have a 0 day delay

Day Count:	The Offered Certificates are Actual/360

Administrative Fee Rate:	Weighted Average Servicing Fee equal to 0.306% per annum.

Denomination:	$100,000 and multiples of $1 in excess thereof.

Legal Final Maturity:	For all classes the legal final maturity is expected to be September 2036.

SMMEA Eligibility:	All Offered Certificates will be SMMEA eligible (except for the Class 2-M2, Class 2-M3 and Class 2-M4 Certificates).

ERISA Eligibility:	All Offered Certificates will be ERISA eligible, subject to certain investor-based exemptions..

Tax Status:	The Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

STRUCTURE SUMMARY

Structure:	Senior/Subordinate/Overcollateralization Structure

Pricing Prepayment Assumption:	30.0% CPR

Pass-Through Rate:
➢  The monthly Pass-Through Rate for the Class 2-A and Class 2-M Certificates on each Distribution Date is the lesser of:
•   (1) the Formula Rate
•   (2) the Net WAC Cap for that Distribution Date
➢  The Formula Rate for the Class 2-A and Class 2-M Certificates is as follows:
•  On or prior to the first possible Optional Termination Date: The lesser of (i) 1-Month LIBOR plus a margin which will be set at pricing and (ii) the Maximum Cap Rate.
•   After the first possible Optional Termination Date: The lesser of (i)1-Month LIBOR plus 2x the initial margin for the Class 2-A Certificates and 1-Month LIBOR plus 1.5x the initial margin for the Class 2-M Certificates and (ii) the Maximum Cap Rate.

Principal Payments for Class 2-A Certificates:
Prior to the Stepdown Date or if a Trigger Event occurs, the Class 2-A Certificates will receive ALL of the principal collected on the mortgage loans plus any Excess Interest from the mortgage loans required to build to or maintain the Targeted Overcollateralization Amount.

On or after the Stepdown Date and assuming no Trigger Event is in effect, principal distributed to the Class 2-A Certificates will be an amount such that the Class 2-A Certificates will have approximately 11.90% of the current principal balance of the Mortgage Loans as credit enhancement (which is 2x the initial credit support).

Principal Payments for Class 2-M Certificates:
The Class 2-M Certificates will NOT receive any principal distributions prior to the Stepdown Date, or if a Trigger Event occurs, unless the aggregate certificate principal balance of the Class 2-A Certificates is reduced to zero. Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class 2-M Certificates to maintain, in each case, approximately 2x their respective initial credit support.

Maximum Cap Rate:
The Maximum Cap Rate for any Distribution Date is a per annum rate (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Maximum Net Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their principal balances as of the first day of the related Due Period plus any amounts expressed as a per annum rate of payments from the Cap Agreement divided by the outstanding principal balance of the mortgage loans.

STRUCTURE SUMMARY
Principal Remittance Amount:
For any Distribution Date, an amount equal to the aggregate of:
(i)  the principal portion of all scheduled monthly payments on the Mortgage Loans actually received or advanced on or prior to the related Determination Date;
(ii)  the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
(iii)  the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.

Optional Termination Date:
10% cleanup call based on the Cut-off Date Principal Balance of the Mortgage Loans. If such call is exercised, the Class 2-A and 2-M Certificate holders are entitled, to the extent of funds available, to:
➢  Outstanding principal balance of the Class 2-A and Class 2-M Certificates
➢  Current interest accrued on such balance at the related Pass-Through Rate
➢  Interest previously earned but not paid (if any)
➢  LIBOR Carryover Amount (if any)

Net WAC Cap Rate:
With respect to any Distribution Date, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans

Net Mortgage Rate:	For each Mortgage Loan the applicable Mortgage Rate less the Administrative Fee Rate.

STRUCTURE SUMMARY

LIBOR Carryover Amount:
The excess, if any, of (i) the amount of interest the Class 2-A and Class 2-M Certificates would have accrued for such Distribution Date based on its respective Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution Date based on the Net WAC Cap, plus the unpaid portion of any such excess from prior Distribution Dates plus interest accrued thereon at the respective Formula Rate.

Interest Carry Forward Amount:
As of any Distribution Date, the sum of:
(x) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and
(y) interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

Excess Interest:
Excess Interest, to the extent it is not used for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover certain interest shortfalls on the Certificates, to reimburse previously allocated losses, or to fund any Overcollateralization Deficiency, will be available to make distributions of the LIBOR Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap. Excess Interest includes any amounts received by the trust under the Cap Agreement for that Distribution Date.

Senior Enhancement Percentage:
For any Distribution Date, the percentage obtained by dividing
(x) the sum of:
(i) the aggregate Certificate Principal Balance of the Class 2-M Certificates, and
(ii) the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Available Funds:
For any Distribution Date, the sum, net of amounts reimbursable therefrom to the Servicer or the Trustee of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

Principal Distribution Amount:
On any Distribution Date, the lesser of (i) the outstanding certificate principal balance of the Class 2-A and Class 2-M Certificates and (ii) the Principal Remittance Amount minus any Overcollateralization Release Amount.

STRUCTURE SUMMARY

Class 2-A Principal Distribution Amount:
With respect to any Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, 100% of the principal received on the Mortgage Loans. With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount, not less than zero, equal to the excess of (i) the outstanding aggregate certificate principal balance of the Class 2-A Certificates over (ii) the lesser of (a) approximately 88.10% of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and (b) the excess, if any, of the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Class 2-M Principal Distribution Amount:
For each Class 2-M Certificate with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding Certificate Principal Balance of all more senior Certificates after distribution of all more senior Principal Distribution Amounts on the related Distribution Date and (b) the outstanding Certificate Principal Balance of the respective Class 2-M Certificates over (ii) the lesser of (a) approximately 100% minus 2X the respective Class 2-M Certificates initial credit support percentage of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and (b) the excess, if any, of the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off date.

Cap Agreement:
On the Closing Date, the Trust Administrator (in its capacity as Supplemental Interest Trust Trustee for the Supplemental Interest Trust) will enter into a Cap Agreement with the Cap Provider for the benefit of the Class 2-A Certificates and the Class 2-M Certificates. Under the Cap Agreement, on each Distribution Date the Cap Provider will be obligated to make monthly payments to the trust (based on a notional amount) when one-month LIBOR exceeds 5.35%. The schedule containing the notional amounts are in the tables on pages 16.

STRUCTURE SUMMARY

Payment Priority:
On each Distribution Date, Available Funds from the Mortgage Loans will be distributed as follows:
1.  From the Interest Remittance Amount, to pay interest on the Class 2-A Certificates on a pro-rata basis based on the entitlement of such class, including any accrued unpaid interest from a prior Distribution Date, and then, excluding any accrued unpaid interest from prior Distribution Dates, to pay interest to the Class 2-M Certificates, sequentially.
2.  From the Principal Remittance Amount prior to the Stepdown Date or if a Trigger Event is in effect an amount up to the Principal Distribution Amount will be distributed as follows:
a)  To pay the Class 2-A Certificates, until each such class is reduced to zero (in the priority described below).
b)  To pay any remaining Principal Distribution Amount to the Class 2-M Certificates sequentially until each such class has been reduced to zero.
3.  From the Principal Remittance Amount on or after the Stepdown Date and if a Trigger Event is not in effect an amount up to the Principal Distribution Amount will be distributed as follows:
a)  To pay the Class 2-A Principal Distribution Amounts to the Class 2-A Certificates (in the priority described below), until each such class has been reduced to zero.
b)  To pay the respective Class 2-M Principal Distribution Amount, sequentially to the Class 2-M Certificates until each such class is reduced to zero.

With respect to the Class 2-A Certificates, all principal distributions will be distributed concurrently, to (a) the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates and (b) the Class 2-A4 Certificates, on a pro rata basis based on the aggregate certificate principal balance of such classes, until the certificate principal balance of each such class has been reduced to zero.  Principal payments pursuant to clause (a) of this paragraph will be paid, sequentially, to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

4.  From Excess Interest, to pay, up to an amount sufficient to restore the overcollateralization to the required level, to the Class 2-A and Class 2-M Certificates in the same manner in which the Principal Distribution Amount is paid.
5.  From Excess Interest, if any, to pay the Interest Carry Forward Amounts on the Class 2-M Certificates, sequentially.
6.  From Excess Interest, if any, to pay allocated Realized Loss Amounts on the Class 2-M Certificates, sequentially.
7.  From Excess Interest, if any, to pay any LIBOR Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the reserve account:
(i)  to the Class 2-A Certificates, on a pro rata basis based first on outstanding certificate principal balance and second on such remaining undistributed LIBOR Carryover Amounts,
(ii)  sequentially to the Class 2-M Certificates any such remaining undistributed LIBOR Carryover Amounts for each class
8.  From the cash received from the cap agreement to cover interest carry forward amounts on the Class 2-A Certificates.
9.  To pay the cash received from the cap agreement in the same priority as clauses (4) to (7) above.
10.  To the holders of the Class CE Certificates as provided in the Pooling and Servicing Agreement.

Payment Priority (continued):
Notwithstanding the foregoing, on any Distribution Date on which the aggregate certificate principal balance of the Class 2-M Certificates and the Class 2-CE Certificates has been reduced to zero, principal distributions will be allocated first, concurrently, to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates, on a pro rata basis based on the certificate principal balance of each such class, until their current principal balance has been reduced to zero and second, to the Class 2-A4 Certificates, until its current principal balance has been reduced to zero.

CREDIT ENHANCEMENT SUMMARY

Stepdown Date:
The earlier to occur of:
(i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class 2-A Certificates is zero, and
(ii) the later to occur of:
(x) the 37th Distribution Date and
(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to twice its initial percentage

Trigger Event:	On a Distribution Date, a Trigger Event will be in effect if:

Distribution Date Percentage	Percentage
September 2008 through August 2009	[0.20]%
September 2009 through August 2010	[0.50]%
September 2010 through August 2011	[0.90]%
September 2011 through August 2012	[1.25]%
September 2012 and thereafter	[1.50]%

60+ Day Delinquent Loan:
The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and Mortgage Loans in bankruptcy which are delinquent 60 days or more by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period.

CREDIT ENHANCEMENT SUMMARY

Credit Enhancement:	Credit Enhancement will be provided by: ➢ Excess Interest ➢ Overcollateralization ➢ Subordination
	Initial Credit Support*		On or After Stepdown Date*
	Class	Percentage**	Class	Percentage**
	A	5.95%	A	11.90%
	M1	3.65%	M1	7.30%
	M2	2.10%	M2	4.20%
	M3	1.45%	M3	2.90%
	M4	0.95%	M4	1.90%

	* Includes Overcollateralization
	**Approximate

Overcollateralization Amount:
For any Distribution Date the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class 2-A and Class 2-M Certificates, after giving effect to distributions to be made on such Distribution Date.

Overcollateralization Deficiency:
As of any Distribution Date, the excess, if any, of:
(x) the Targeted Overcollateralization Amount for such Distribution Date over
(y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such Distribution Date.

Overcollateralization Release Amount:
As of any Distribution Date, the lesser of (a) the Principal Remittance Amount and (b) the excess, if any, of:
(x) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date, over (y) the Targeted Overcollateralization Amount for such Distribution Date.

CREDIT ENHANCEMENT SUMMARY

Targeted Overcollateralization Amount:
As of any Distribution Date, the Targeted Overcollateralization Amount (a) prior to the Stepdown Date, is an amount equal to approximately 0.95% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) approximately 1.90% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Allocation of Losses/ Subordination:
Realized losses on the Mortgage Loans will be applied:
➢  First to reduce the Excess Interest and overcollateralization amount
➢  Then to the Class 2-M Certificates, reverse sequentially, until each such class has been reduced to zero
➢  In no event will losses be allocated to the Class 2-A certificates

Advances:	Subject to certain limitations, the Servicers must advance delinquent payments of principal and interest on the mortgage loans.

Compensating Interest:
Each Servicer is obligated to offset any related Prepayment Interest Shortfall, on any Distribution Date, with Compensating Interest to the extent of one-half of its Servicing Fee for each Distribution Date.

Net WAC Cap and Effective Maximum Rate for the Class 2-A and Class 2-M Certificates

Period	NWC(1) (%)	Effective Max Rate (2,3) (%)	Period	NWC(1) (%)	Effective Max Rate (2,3) (%)
1	7.86	22.37	40	6.63	17.46
2	6.55	21.30	41	6.42	17.18
3	6.34	21.30	42	6.42	17.11
4	6.55	21.69	43	7.11	17.76
5	6.34	21.63	44	6.42	17.00
6	6.34	21.74	45	6.63	17.19
7	7.02	22.49	46	6.42	16.97
8	6.34	21.85	47	6.63	17.14
9	6.55	22.07	48	6.42	16.84
10	6.34	21.84	49	6.42	16.78
11	6.55	22.03	50	6.63	16.94
12	6.34	21.80	51	6.42	16.65
13	6.34	21.77	52	6.63	16.81
14	6.55	21.95	53	6.43	16.60
15	6.34	21.72	54	6.45	16.67
16	6.55	21.90	55	7.17	17.52
17	6.34	21.63	56	6.55	17.05
18	6.34	21.52	57	7.00	18.41
19	6.77	21.81	58	6.84	18.62
20	6.34	21.15	59	7.12	19.40
21	6.55	20.86	60	6.92	19.12
22	6.34	19.98	61	6.92	19.05
23	6.55	19.42	62	7.15	19.31
24	6.34	18.49	63	6.92	18.92
25	6.34	18.03	64	7.15	10.18
26	6.55	17.99	65	6.92	9.86
27	6.34	17.67	66	6.92	9.86
28	6.55	17.81	67	7.39	10.54
29	6.34	17.56	68	6.92	9.86
30	6.35	17.53	69	7.15	10.20
31	7.04	18.21	70	6.92	9.89
32	6.37	17.46	71	7.15	10.23
33	6.60	17.67	72	6.92	9.90
34	6.41	17.45	73	6.92	9.90
35	6.63	17.62	74	7.15	10.23
36	6.42	17.32	75	6.92	9.90
37	6.42	17.25	76	7.15	10.23
38	6.63	17.60	77	6.93	9.95
39	6.42	17.31	78	6.95	10.08

Assumptions:
(1)	Assumes 1m LIBOR, 6mLIBOR, 1yLIBOR and 1yCMT stays at 5.33%, 5.47%, 5.49% and 5.07%, respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.
(2)	Assumes 1m LIBOR, 6mLIBOR, 1yLIBOR and 1yCMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.
(3)	Includes cash from Cap Agreement.

Cap Agreement Schedule

Cap Agreement Schedule, Strike = 5.35% for all Periods.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	690,859,000.00	33	199,957,771.88
2	681,803,203.45	34	192,788,076.95
3	671,332,681.51	35	185,867,158.09
4	659,474,869.43	36	179,186,370.90
5	646,256,012.36	37	172,737,385.63
6	631,786,313.44	38	169,650,846.10
7	616,210,623.17	39	163,641,620.87
8	599,646,121.25	40	157,840,901.85
9	582,302,624.62	41	152,241,455.81
10	564,729,159.66	42	146,836,321.96
11	547,331,040.89	43	141,618,737.91
12	530,402,383.52	44	136,582,197.57
13	513,989,569.21	45	131,720,339.48
14	498,078,218.50	46	127,027,179.17
15	482,645,113.58	47	122,496,861.64
16	467,638,469.61	48	118,123,748.96
17	452,242,352.87	49	113,902,387.40
18	435,850,010.65	50	109,827,512.42
19	418,764,333.56	51	105,894,041.42
20	400,546,600.76	52	102,097,068.82
21	375,711,569.14	53	98,431,869.52
22	347,601,877.54	54	94,893,856.56
23	318,289,967.01	55	91,478,572.38
24	291,660,754.02	56	88,181,680.73
25	272,542,310.10	57	84,998,791.13
26	258,797,368.66	58	81,922,983.96
27	248,737,369.47	59	78,953,121.40
28	239,860,464.75	60	76,085,885.26
29	231,306,669.85	61	73,316,804.04
30	223,049,637.97	62	70,644,013.59
31	215,079,075.55	63	68,064,170.47
32	207,385,046.05

Sensitivity Analysis - To Maturity

Percent of Prepay Assumption	50%	100%	150%	200%

Class 2-A1
WAL	2.16	1.00	0.61	0.41
Principal Window	1 - 60	1 - 27	1 - 17	1 - 11
Principal Window End Date	Aug11	Nov08	Jan08	Jul07

Class 2-A2
WAL	6.66	3.00	1.74	1.15
Principal Window	60 - 104	27 - 48	17 - 26	11 - 17
Principal Window End Date	Apr15	Aug10	Oct08	Jan08

Class 2-A3
WAL	13.62	6.62	3.81	2.12
Principal Window	104 - 310	48 - 174	26 - 107	17 - 70
Principal Window End Date	Jun32	Feb21	Jul15	Jun12

Class 2-A4
WAL	5.61	2.65	1.55	0.94
Principal Window	1 - 310	1 - 174	1 - 107	1 - 70
Principal Window End Date	Jun32	Feb21	Jul15	Jun12

Class 2-M1
WAL	9.45	4.69	3.69	4.31
Principal Window	51 - 214	38 - 107	40 - 64	45 - 62
Principal Window End Date	Jun24	Jul15	Dec11	Oct11

Class 2-M2
WAL	9.09	4.47	3.44	3.54
Principal Window	51 - 185	37 - 90	38 - 54	40 - 45
Principal Window End Date	Jan22	Feb14	Feb11	May10

Class 2-M3
WAL	8.54	4.16	3.20	3.27
Principal Window	51 - 151	37 - 72	38 - 43	39 - 40
Principal Window End Date	Mar19	Aug12	Mar10	Dec09

Class 2-M4
WAL	7.77	3.77	3.09	3.16
Principal Window	51 - 128	37 - 60	37 - 38	37 - 39
Principal Window End Date	Apr17	Aug11	Oct09	Nov09

Sensitivity Analysis - To Call

Percent of Prepay Assumption	50%	100%	150%	200%

Class 2-A1
WAL	2.16	1.00	0.61	0.41
Principal Window	1 - 60	1 - 27	1 - 17	1 - 11
Principal Window End Date	Aug11	Nov08	Jan08	Jul07

Class 2-A2
WAL	6.66	3.00	1.74	1.15
Principal Window	60 - 104	27 - 48	17 - 26	11 - 17
Principal Window End Date	Apr15	Aug10	Oct08	Jan08

Class 2-A3
WAL	11.90	5.64	3.22	2.03
Principal Window	104 - 162	48 - 78	26 - 47	17 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-A4
WAL	5.22	2.43	1.42	0.91
Principal Window	1 - 162	1 - 78	1 - 47	1 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M1
WAL	8.98	4.43	3.54	2.57
Principal Window	51 - 162	38 - 78	40 - 47	31 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M2
WAL	8.96	4.40	3.40	2.57
Principal Window	51 - 162	37 - 78	38 - 47	31 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M3
WAL	8.54	4.16	3.20	2.57
Principal Window	51 - 151	37 - 72	38 - 43	31 - 31
Principal Window End Date	Mar19	Aug12	Mar10	Mar09

Class 2-M4
WAL	7.77	3.77	3.09	2.57
Principal Window	51 - 128	37 - 60	37 - 38	31 - 31
Principal Window End Date	Apr17	Aug11	Oct09	Mar09

Assumed Monthly Excess Interest at Static Indices

Period	Excess Interest at Static Indices (%)	Period	Excess Interest at Static Indices (%)	Period	Excess Interest at Static Indices (%)
1	2.02	27	0.91	53	0.99
2	1.11	28	1.09	54	1.01
3	0.93	29	0.92	55	1.59
4	1.11	30	0.92	56	1.13
5	0.93	31	1.47	57	1.55
6	0.93	32	0.94	58	1.44
7	1.47	33	1.14	59	1.68
8	0.93	34	0.99	60	1.53
9	1.11	35	1.18	61	1.54
10	0.93	36	1.00	62	1.72
11	1.11	37	1.00	63	1.55
12	0.93	38	1.14	64	1.74
13	0.92	39	0.97	65	1.56
14	1.10	40	1.14	66	1.57
15	0.92	41	0.96	67	1.94
16	1.10	42	0.96	68	1.58
17	0.92	43	1.51	69	1.77
18	0.92	44	0.96	70	1.60
19	1.28	45	1.14	71	1.78
20	0.92	46	0.96	72	1.61
21	1.10	47	1.14	73	1.62
22	0.92	48	0.96	74	1.81
23	1.09	49	0.96	75	1.64
24	0.91	50	1.15	76	1.82
25	0.91	51	0.97	77	1.66
26	1.09	52	1.16	78	1.70

Assumptions:
1. Run at pricing prepayment assumption
2. Excess (30/360)
3. Static Indices: 6mL = 5.47%, 1yL = 5.49% and 1yCMT 5.07%
4. 10% optional clean-up call
5. Includes payments made from the Cap Agreement

Assumed Monthly Excess Interest at Forward Indices

Period	Excess Interest at Forward Indices (%)	Period	Excess Interest at Forward Indices (%)	Period	Excess Interest at Forward Indices (%)
1	2.01	27	1.26	53	1.09
2	1.09	28	1.42	54	1.10
3	0.91	29	1.25	55	1.66
4	1.10	30	1.24	56	1.19
5	0.92	31	1.76	57	1.58
6	0.92	32	1.24	58	1.46
7	1.46	33	1.42	59	1.68
8	0.91	34	1.25	60	1.52
9	1.14	35	1.42	61	1.53
10	0.99	36	1.23	62	1.71
11	1.21	37	1.22	63	1.53
12	1.08	38	1.34	64	1.71
13	1.13	39	1.16	65	1.54
14	1.35	40	1.33	66	1.54
15	1.21	41	1.14	67	1.90
16	1.42	42	1.13	68	1.55
17	1.27	43	1.65	69	1.74
18	1.27	44	1.11	70	1.57
19	1.61	45	1.28	71	1.76
20	1.27	46	1.09	72	1.59
21	1.44	47	1.26	73	1.59
22	1.28	48	1.08	74	1.78
23	1.46	49	1.08	75	1.60
24	1.29	50	1.26	76	1.79
25	1.28	51	1.08	77	1.62
26	1.44	52	1.26	78	1.65

Assumptions:
6. Run at pricing prepayment assumption
7. Excess (30/360)
8. Indices: All indices are at forward
9. 10% optional clean-up call
10. Includes payments made from the Cap Agreement
11. 15 day Lookback for forward curves

BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

BOND	CDR BE RATE (%)	WAL	Cum Loss (%)
M1	10.26	10.16	5.85%
M2	7.37	11.76	4.45%
M3	6.18	13.93	3.82%
M4	5.45	14.57	3.42%

Assumptions

1. Trigger Event fail
2. 25 % Loss Severity
3. 6 Months Lag
4. Defaults outside Prepays
5. Pricing Prepayment Assumption
6. Certificates use 1-month LIBOR forward and collateral uses all indices at forward
7. 15 day Lookback for forward curves (except 1-month LIBOR)

Aggregate Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	2,836
Aggregate Original Principal Balance:	$700,837,693.20	(+/-) 7%
Aggregate Current Principal Balance:	$697,485,494.92	(+/-) 7%
Average Original Loan Balance:	$247,121.89	Approx.
Average Current Loan Balance:	$245,939.88	Approx.
Percent of Interest Only Loans:	94.17%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	7.12%
Wtd. Avg. Net:	6.548%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.855%	(+/-) 7 bps
GWAC Min:	4.500%	Approx.
GWAC Max:	8.750%	Approx.
Index: 12-Month LIBOR	64.26%	Approx.
Index: 1-Year CMT	0.05%	Approx.
Index: 6-Month LIBOR	35.69%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.967%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	2.500%	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.100%	(+/-) 7 bps
Reset Frequency: Annually	64.31%	Approx.
Reset Frequency: Semi-Annually	35.69%	Approx.
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	63	(+/-) 1 month
Wtd. Avg. Next Change Date:	11/10/2011	Approx.
Initial Cap:	5.121%	Approx.
Periodic Cap:	2.677%	Approx.
Wtd. Avg. Original LTV:	76.84%	Approx.
Wtd. Avg. Combined LTV:	87.04%	Approx.
Percent with Simultaneous Second Lien:	56.69%	Approx
Wtd. Avg. Borrower FICO: (FICO>0)	721	Approx.
Geographic Distribution: (>5%)
Florida	34.25%	Approx.
California	16.53%	Approx.
Georgia	14.77%	Approx.
Originator:
AMERICAN HOME	6.06%	Approx.
COUNTRYWIDE	7.02%	Approx.
HOMEBANC	44.90%	Approx.
MORTGAGE IT	0.28%	Approx.
RFC	39.45%	Approx.
SECURED BANKERS	2.28%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1,109.92 - 25,000.00	1	1,109.92	0.00	6.625	790	69.49
25,000.01 - 50,000.00	12	493,909.06	0.07	7.795	722	66.45
50,000.01 - 75,000.00	30	1,972,006.20	0.28	7.528	723	75.30
75,000.01 - 100,000.00	188	16,886,185.39	2.42	7.219	727	75.49
100,000.01 - 125,000.00	293	33,095,806.31	4.75	7.044	724	76.38
125,000.01 - 150,000.00	333	45,873,005.41	6.58	6.939	719	77.43
150,000.01 - 175,000.00	279	45,112,630.24	6.47	6.984	727	76.98
175,000.01 - 200,000.00	266	49,801,841.42	7.14	6.910	715	78.13
200,000.01 - 225,000.00	221	46,999,678.80	6.74	6.883	720	77.54
225,000.01 - 250,000.00	179	42,404,257.07	6.08	6.919	722	77.76
250,000.01 - 275,000.00	132	34,735,072.25	4.98	6.870	714	76.13
275,000.01 - 300,000.00	137	39,277,479.97	5.63	6.893	722	77.42
300,000.01 - 333,700.00	148	46,753,285.49	6.70	6.830	717	78.25
333,700.01 - 350,000.00	65	22,181,428.04	3.18	6.923	727	74.79
350,000.01 - 400,000.00	154	57,636,226.19	8.26	6.725	720	76.27
400,000.01 - 500,000.00	209	92,993,239.33	13.33	6.779	720	76.82
500,000.01 - 600,000.00	102	55,230,178.35	7.92	6.695	714	76.57
600,000.01 - 700,000.00	45	28,936,446.54	4.15	6.729	717	75.60
700,000.01 - 800,000.00	18	13,714,736.13	1.97	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.78	1.36	6.355	748	77.42
900,000.01 - 1,000,000.00	10	9,727,368.03	1.39	6.688	740	71.64
1,000,000.01 - 1,500,000.00	2	2,322,500.00	0.33	7.732	682	67.41
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.27	7.375	678	65.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The average current balance, as of the cut-off date is approximately $245,939.88.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33,000.00 - 50,000.00	9	367,312.51	0.05	8.194	697	68.48
50,000.01 - 75,000.00	29	1,917,759.76	0.27	7.546	721	74.89
75,000.01 - 100,000.00	185	16,503,348.59	2.37	7.232	727	75.30
100,000.01 - 125,000.00	296	33,368,167.18	4.78	7.040	724	76.38
125,000.01 - 150,000.00	328	45,124,990.62	6.47	6.938	719	77.75
150,000.01 - 175,000.00	275	44,378,206.64	6.36	6.991	727	77.00
175,000.01 - 200,000.00	270	50,392,698.51	7.22	6.912	715	78.07
200,000.01 - 225,000.00	226	47,437,448.85	6.80	6.879	720	77.31
225,000.01 - 250,000.00	177	41,930,767.24	6.01	6.925	721	78.03
250,000.01 - 275,000.00	132	34,686,211.21	4.97	6.870	715	75.98
275,000.01 - 300,000.00	137	39,105,448.20	5.61	6.898	721	77.36
300,000.01 - 333,700.00	151	47,147,825.58	6.76	6.829	717	78.27
333,700.01 - 350,000.00	65	22,181,428.04	3.18	6.923	727	74.79
350,000.01 - 400,000.00	155	57,935,957.96	8.31	6.723	720	76.29
400,000.01 - 500,000.00	209	92,307,656.72	13.23	6.780	720	76.81
500,000.01 - 600,000.00	104	56,065,806.23	8.04	6.691	714	76.47
600,000.01 - 700,000.00	45	28,936,446.54	4.15	6.729	717	75.60
700,000.01 - 800,000.00	18	13,714,736.13	1.97	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.78	1.36	6.355	748	77.42
900,000.01 - 1,000,000.00	11	10,323,673.63	1.48	6.684	740	72.13
1,000,000.01 - 1,500,000.00	2	2,322,500.00	0.33	7.732	682	67.41
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.27	7.375	678	65.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The average balance at origination, as of the cut-off date is approximately $247,121.89.

Originato	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	191	42,289,198.92	6.06	7.505	721	71.53
COUNTRYWIDE	82	48,973,959.23	7.02	6.391	725	78.59
HOMEBANC	1,494	313,178,890.04	44.90	6.819	729	76.66
MORTGAGE IT	6	1,959,683.31	0.28	6.290	692	74.66
RFC	1,029	275,175,977.94	39.45	6.876	711	77.76
SECURED BANKERS	34	15,907,785.48	2.28	6.958	710	73.57
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.500 - 4.999	2	718,876.39	0.10	4.764	691	79.99
5.500 - 5.999	37	17,204,628.49	2.47	5.769	727	77.44
6.000 - 6.499	558	150,009,607.77	21.51	6.283	732	75.39
6.500 - 6.999	1,074	278,900,941.62	39.99	6.688	723	76.80
7.000 - 7.499	615	139,067,073.70	19.94	7.205	713	78.10
7.500 - 7.999	389	80,234,341.61	11.50	7.603	705	77.22
8.000 - 8.499	128	25,680,334.28	3.68	8.187	714	76.14
8.500 - 8.750	33	5,669,691.06	0.81	8.529	706	81.46
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average current rate, as of the cut-off date is approximately 6.855%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	2,836	697,485,494.92	100.00	6.855	721	76.84
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
340 - 360	2,836	697,485,494.92	100.00	6.855	721	76.84
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	2,836	697,485,494.92	100.00	6.855	721	76.84
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	1,179	302,055,865.11	43.31	6.748	726	75.41
Has Simultaneous Second	1,657	395,429,629.81	56.69	6.937	716	77.93
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	165,000.00	0.02	6.250	806	18.18
20.01 - 25.00	1	183,688.34	0.03	6.500	712	23.29
25.01 - 30.00	7	1,489,741.01	0.21	6.649	748	27.95
30.01 - 35.00	4	846,018.91	0.12	6.503	758	33.43
35.01 - 40.00	16	2,513,793.47	0.36	6.758	736	37.18
40.01 - 45.00	8	1,734,290.86	0.25	6.344	743	42.53
45.01 - 50.00	32	7,571,073.16	1.09	6.531	753	48.18
50.01 - 55.00	24	5,514,439.64	0.79	6.563	705	52.82
55.01 - 60.00	54	15,753,872.87	2.26	6.567	743	58.05
60.01 - 65.00	129	34,846,639.21	5.00	6.942	719	64.11
65.01 - 70.00	236	56,723,068.17	8.13	7.064	723	69.35
70.01 - 75.00	227	56,285,186.35	8.07	6.978	722	74.17
75.01 - 80.00	1,926	476,202,720.02	68.27	6.820	720	79.82
80.01 - 85.00	12	2,503,929.17	0.36	7.097	709	84.08
85.01 - 90.00	107	23,507,520.09	3.37	6.976	713	89.82
90.01 - 95.00	51	11,335,513.65	1.63	7.014	692	94.81
95.01 - 99.68	1	309,000.00	0.04	6.875	774	99.68
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.84%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
18.18 - 20.00	1	165,000.00	0.02	6.250	806	18.18
20.01 - 30.00	8	1,673,429.35	0.24	6.633	744	27.44
30.01 - 40.00	20	3,359,812.38	0.48	6.694	742	36.24
40.01 - 50.00	33	7,604,625.95	1.09	6.504	754	47.30
50.01 - 60.00	75	19,766,211.41	2.83	6.582	733	56.16
60.01 - 70.00	152	42,839,037.59	6.14	6.734	727	65.76
70.01 - 75.00	147	37,735,823.21	5.41	6.782	724	72.98
75.01 - 80.00	610	163,151,153.39	23.39	6.715	727	78.94
80.01 - 85.00	30	7,505,999.88	1.08	6.919	699	79.35
85.01 - 90.00	425	109,372,721.60	15.68	6.896	716	80.61
90.01 - 95.00	320	75,763,598.00	10.86	7.088	712	80.09
95.01 - 100.00	1,015	228,548,082.16	32.77	6.930	717	78.86
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 87.04%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	3	912,397.80	0.13	6.840	620	86.60
621 - 640	56	15,609,962.55	2.24	6.978	630	75.04
641 - 660	145	35,975,887.11	5.16	7.111	651	76.36
661 - 680	377	90,482,975.94	12.97	6.973	671	78.58
681 - 700	476	116,011,729.23	16.63	6.937	691	77.76
701 - 720	400	103,359,155.56	14.82	6.834	710	77.77
721 - 740	373	89,568,640.11	12.84	6.784	730	77.02
741 - 760	373	91,511,006.04	13.12	6.775	750	76.41
761 - 780	323	78,799,675.76	11.30	6.812	770	75.54
781 - 800	239	58,770,757.33	8.43	6.691	790	74.67
801 - 820	71	16,483,307.49	2.36	6.700	808	72.46
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The non-zero weighted average FICO, as of the cut-off date is approximately 721.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	1,043	238,864,629.30	34.25	6.871	729	75.77
California	295	115,268,901.48	16.53	6.771	715	76.17
Georgia	563	103,020,875.73	14.77	6.852	722	78.50
Arizona	96	26,305,535.24	3.77	6.997	723	76.15
Virginia	77	23,186,450.34	3.32	6.843	701	78.24
Maryland	48	19,294,456.73	2.77	6.813	705	76.89
Colorado	71	18,084,122.65	2.59	6.853	717	77.57
Illinois	62	17,707,502.99	2.54	7.008	709	77.61
Washington	63	16,180,827.15	2.32	6.732	712	78.25
North Carolina	87	14,781,071.94	2.12	6.939	721	78.88
Nevada	44	14,293,195.55	2.05	6.778	714	78.69
New Jersey	39	12,527,166.72	1.80	6.835	715	73.90
South Carolina	35	7,221,009.87	1.04	6.884	736	76.21
<Others>	313	70,749,749.23	10.14	6.893	717	77.99
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	1,695	448,229,200.57	64.26	6.723	723	76.81
Six Month LIBOR	1,140	248,936,294.35	35.69	7.093	716	76.89
One Year CMT	1	320,000.00	0.05	5.500	690	80.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	1,140	248,936,294.35	35.69	7.093	716	76.89
Annually	1,696	448,549,200.57	64.31	6.723	723	76.81
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,585	626,544,799.37	89.83	6.844	722	76.67
2.501 - 3.000	184	47,460,000.02	6.80	6.942	713	78.57
3.001 - 3.500	66	23,292,735.53	3.34	6.963	696	77.77
4.501 - 5.000	1	187,960.00	0.03	7.875	759	80.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average margin, as of the cut-off date is approximately 2.321%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.875	1	215,900.00	0.03	6.500	697	79.99
2.000	190	47,696,138.38	6.84	6.906	722	75.77
2.005	1	152,300.00	0.02	7.250	700	79.99
2.250	1	170,003.00	0.02	7.375	699	90.00
3.000	1	49,846.40	0.01	7.375	761	40.00
4.500	1	93,600.00	0.01	7.500	732	80.00
4.625	1	574,650.00	0.08	7.375	656	80.00
4.875	1	279,900.00	0.04	6.500	733	79.99
5.000	1,720	449,243,993.05	64.41	6.771	723	76.54
5.125	3	429,500.00	0.06	6.649	771	69.98
5.250	1	198,200.33	0.03	6.250	758	80.00
5.375	1	461,250.00	0.07	7.625	651	75.00
5.500	1	141,200.00	0.02	6.875	703	78.93
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.09	7.125	732	85.91
6.000	590	130,369,048.48	18.69	7.288	709	77.71
6.125	51	9,159,539.60	1.31	6.875	737	80.51
6.250	55	11,440,736.52	1.64	6.740	731	79.27
6.375	41	8,099,034.61	1.16	6.625	719	81.60
6.500	39	8,477,380.90	1.22	6.500	715	78.65
6.625	66	13,683,410.37	1.96	6.375	728	75.22
6.750	67	15,689,783.30	2.25	6.250	738	75.06
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.121%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	395	99,429,862.38	14.26	7.162	714	75.32
2.000	1,742	463,042,889.35	66.39	6.728	722	76.85
5.375	1	461,250.00	0.07	7.625	651	75.00
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.09	7.125	732	85.91
6.000	374	66,968,677.91	9.60	7.594	710	77.98
6.125	51	9,159,539.60	1.31	6.875	737	80.51
6.250	55	11,440,736.52	1.64	6.740	731	79.27
6.375	41	8,099,034.61	1.16	6.625	719	81.60
6.500	39	8,477,380.90	1.22	6.500	715	78.65
6.625	66	13,683,410.37	1.96	6.375	728	75.22
6.750	68	15,862,633.30	2.27	6.250	738	75.06
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.677%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.500 - 9.999	2	718,876.39	0.10	4.764	691	79.99
10.500 - 10.999	35	16,872,441.15	2.42	5.767	727	77.44
11.000 - 11.499	140	53,191,149.16	7.63	6.222	727	75.79
11.500 - 11.999	325	103,562,292.89	14.85	6.710	714	77.30
12.000 - 12.499	476	115,538,545.10	16.57	6.763	723	76.35
12.500 - 12.999	747	178,118,050.22	25.54	6.918	723	75.98
13.000 - 13.499	823	176,409,384.77	25.29	6.930	723	77.63
13.500 - 13.999	168	31,671,531.56	4.54	7.614	699	77.69
14.000 - 14.499	88	15,850,732.62	2.27	8.201	714	77.67
14.500 - 14.750	32	5,552,491.06	0.80	8.529	706	81.49
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.498%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,584	626,460,299.37	89.82	6.844	722	76.67
2.501 - 3.000	185	47,544,500.02	6.82	6.944	713	78.55
3.001 - 3.500	66	23,292,735.53	3.34	6.963	696	77.77
4.501 - 5.000	1	187,960.00	0.03	7.875	759	80.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.322%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-10	1	188,638.31	0.03	6.375	738	80.00
2008-12	24	4,752,417.88	0.68	6.868	725	79.42
2009-01	29	5,090,347.72	0.73	6.877	730	80.59
2009-02	32	7,076,679.37	1.01	6.865	717	78.65
2009-03	24	5,863,495.12	0.84	6.799	724	79.27
2009-04	73	16,902,944.98	2.42	6.993	721	76.22
2009-05	104	24,495,084.37	3.51	6.904	724	75.59
2009-06	13	4,221,963.80	0.61	7.085	729	70.98
2009-12	1	212,149.10	0.03	4.500	712	80.00
2010-03	1	420,000.00	0.06	6.125	687	76.00
2010-11	2	332,665.45	0.05	6.413	739	83.83
2010-12	50	9,152,792.63	1.31	7.047	710	80.62
2011-01	87	16,429,181.07	2.36	6.949	709	77.60
2011-02	86	18,413,495.05	2.64	6.838	716	77.80
2011-03	173	46,412,018.57	6.65	6.819	715	77.38
2011-04	574	153,442,138.04	22.00	6.865	712	77.85
2011-05	300	70,505,021.38	10.11	7.065	712	78.35
2011-06	305	71,737,491.45	10.29	7.236	716	73.83
2011-07	26	15,540,886.65	2.23	6.339	711	78.65
2011-08	1	152,150.00	0.02	6.500	698	85.00
2012-12	32	6,101,453.21	0.87	6.606	739	79.27
2013-01	67	14,559,567.56	2.09	6.549	722	75.58
2013-02	50	10,140,096.61	1.45	6.401	748	76.62
2013-03	6	1,137,044.07	0.16	6.921	684	77.54
2013-04	188	44,470,017.60	6.38	6.638	737	75.56
2013-05	278	61,583,010.09	8.83	6.787	731	76.46
2013-06	144	38,078,494.30	5.46	6.798	728	75.30
2013-07	28	17,540,489.92	2.51	6.476	733	79.37
2013-08	1	450,000.00	0.06	6.500	720	72.00
2015-11	3	794,600.86	0.11	6.650	753	77.38
2015-12	6	1,376,778.25	0.20	6.484	716	72.48
2016-01	17	3,596,563.90	0.52	6.498	722	76.23
2016-02	7	1,370,252.38	0.20	6.410	740	76.82
2016-04	25	5,346,977.38	0.77	6.580	732	74.66
2016-05	48	10,844,688.84	1.55	6.692	746	76.36
2016-06	30	8,753,899.01	1.26	6.709	745	72.96
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	1,140	289,269,827.44	41.47	6.896	715	76.56
PUD	940	247,177,486.16	35.44	6.796	723	77.24
Condominium	593	122,067,954.81	17.50	6.804	730	77.12
Multi-Family (2-4 Units)	141	35,517,454.44	5.09	7.105	715	75.25
Townhouse	22	3,452,772.07	0.50	6.778	721	78.12
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	808	144,967,321.57	20.78	7.210	732	76.38
Primary	1,743	484,544,888.64	69.47	6.765	715	77.00
Second Home	285	67,973,284.71	9.75	6.738	737	76.70
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	2	1,212,341.96	0.17	6.626	764	67.65
Purchase	2,150	506,048,850.02	72.55	6.878	724	78.50
Cash-Out Refinance	424	122,164,402.91	17.51	6.843	710	72.16
Rate/Term Refinance	260	68,059,900.03	9.76	6.707	712	73.04
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	222	47,611,375.86	6.83	7.316	722	70.68
No Income - Verified Assets	284	72,393,739.42	10.38	7.192	715	76.98
Stated Income - No Assets	5	1,296,132.09	0.19	7.595	730	67.22
Stated Income - Stated Assets	94	27,391,726.08	3.93	6.777	725	79.43
Stated Income - Verified Assets	1,115	304,746,184.16	43.69	6.862	722	76.89
Verified Income - No Assets	41	10,148,994.26	1.46	6.465	734	66.97
Verified Income - Verified Assets	1,075	233,897,343.05	33.53	6.669	719	78.16
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	177	40,677,075.85	5.83	6.863	705	75.86
36	5	1,166,154.00	0.17	6.927	728	76.51
60	119	48,879,422.09	7.01	6.580	730	78.46
84	19	11,361,479.29	1.63	6.404	725	79.45
120	2,516	595,401,363.69	85.36	6.885	721	76.72
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
CurLTV<=80	2,667	660,051,628.45	94.63	6.847	721	76.03
GEMICO	128	28,672,116.61	4.11	6.946	709	90.99
Lender Paid MI	1	309,000.00	0.04	6.875	774	99.68
MGIC	13	3,056,714.38	0.44	6.843	682	90.20
PMI	5	836,236.45	0.12	7.439	720	88.51
RADIAN	4	882,202.58	0.13	7.005	736	92.29
RMIC	16	3,209,471.40	0.46	7.427	689	91.92
TRIAD	1	315,975.05	0.05	7.875	715	90.00
UNITEDGUARANTY	1	152,150.00	0.02	6.500	698	85.00
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Original Months to Roll	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
36 months	300	68,591,571.55	9.83	6.918	723	76.74
60 months	1,606	402,749,989.39	57.74	6.944	713	77.25
84 months	794	194,060,173.36	27.82	6.683	732	76.32
120 months	136	32,083,760.62	4.60	6.634	739	75.01
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Servicer	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Citimortgage	1,257	334,829,186.65	48.01	6.956	712	76.76
Countrywide	82	48,973,959.23	7.02	6.391	725	78.59
Homebanc	1,494	313,178,890.04	44.90	6.819	729	76.66
Wells Fargo	3	503,459.00	0.07	7.322	703	72.89
Total:	2,836	697,485,494.92	100.00	6.855	721	76.84

Citigroup Global Markets Inc.
The information, models and/or assumptions contained herein (the “Information”) is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, “CGM”) or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

Term Sheet	Date Prepared: August 22, 2006
Citigroup Mortgage Loan Trust Asset-Backed Certificates,
Series 2006-AR6

Approximate Total Offered Size:      $[729,708,000]
Citigroup Global Markets Realty Corp.
Seller

Citimortgage, Inc.
Master Servicer

Citimortgage, Inc.
Homebanc Mortgage Corporation
Countrywide Home Loans Servicing LP.
Wells Fargo Bank N.A.,
PHH Mortgage Corporation
National City Mortgage Co.
Servicers

Citigroup Mortgage Loan Trust, Inc.
Depositor

Tranche	Amount(1)	Int. Type / Class	Coupons	Ratings (S&P/Moodys)		WAL (Call/ Mat)(3)	Window (Call/ Mat)(3)
OFFERED CERTIFICATES
Class 2-A1	$365,175,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	1.00/1.00	1 - 27 / 1 - 27
Class 2-A2	$116,344,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	3.00/3.00	27 - 48 / 27 - 48
Class 2-A3	$142,067,000	FLT/Sup Sen/SEQ	LIBOR_1mo + [](2)	AAA	Aaa	5.64/6.62	48 - 78 / 48 - 174
Class 2-A4	$69,287,000	FLT/SR Mezz	LIBOR_1mo + [](2)	AAA	Aaa	2.43/2.65	1 - 78 / 1 - 174
Class 2-M1	$16,944,000	FLT/Mezz	LIBOR_1mo + [](2)	AA	Aa2	4.43/4.69	38 - 78 / 38 - 107
Class 2-M2	$11,419,000	FLT/Mezz	LIBOR_1mo + [](2)	A	A2	4.40/4.47	37 - 78 / 37 - 90
Class 2-M3	$4,789,000	FLT/Mezz	LIBOR_1mo + [](2)	A	Baa2	4.16/4.16	37 - 72 / 37 - 72
Class 2-M4	$3,683,000	FLT/Mezz	LIBOR_1mo + [](2)	BBB	Baa3	3.77/3.77	37 - 60 / 37 - 60
NON-OFFERED CERTIFICATES
Class 2-CE

(1)	Certificate sizes are subject to change (+/- 10%)
(2)
The Class 2-A Certificates will bear interest at variable rates, and their respective margins will increase to [2x] on the Distribution Date following the first possible Optional Termination Date; the Class 2-M Certificates will bear interest at variable rates and their margins will increase to [1.5x] on the Distribution Date following the first possible Optional Termination Date

(3)	Based on Pricing Prepayment Assumption

Transaction Overview:
Sole Manager:	Citigroup Global Markets, Inc
Rating Agencies:	S&P / Moody’s	Expected Settlement Date:	August 31, 2006
Trustee:	U.S. Bank, N.A.	Trust Administrator:	Citibank N.A.

Citigroup Global Markets Inc.

Trading
Brian Delany	(212) 723-6038	brian.delany@citigroup.com
Sean Duffy	(212) 723-6038	sean.k.duffy@citigroup.com

Mortgage Finance
Pete Steinmetz	(212) 723-6391	peter.d.steinmetz@citigroup.com
Sandra Gates	(212) 723-6658	sandra.gates@citigroup.com
Kapil Dargan	(212) 723-6195	kapil.dargan@citigroup.com

Analytics
Shekhar Shah	(212) 723-5386	shekhar.shah@citigroup.com
Tai Wu	(212) 723-5859	tai.g.wu@citigroup.com
Joe Ng	(212) 723-1162	joseph.l.ng@citigroup.com

*All numbers are preliminary and subject to change.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-877-858-5407.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

TRANSACTION SUMMARY

Title of Securities:	Citigroup Mortgage Loan Trust, Series 2006-AR6

Offered Certificates:
Approximately $[692,873,000] senior floating-rate Certificates (the Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates) and approximately $[36,835,000] mezzanine floating-rate Certificates (the Class 2-M1, Class 2-M2, Class 2-M3 and Class 2-M4 Certificates).

Non-Offered Certificates:	Class CE Certificates.

Class 2-A Certificates:	Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 Certificates

Class 2-M Certificates:	Class 2-M1, Class 2-M2, Class 2-M3 and Class 2-M4 Certificates

Group I:
The Issuing Entity will also issue a separate series of certificates backed by a separate pool of prime, first lien, hybrid mortgage loans (the "Group I Certificates"). None of the Group I Certificates are Offered Certificates and the cashflow from the Group I Mortgage Loans will not be available for distribution on the Group 2 Certificates.

Seller:	Citigroup Global Markets Realty Corp.

Originators:
Homebanc Mortgage Corporation (43.41%), Residential Funding Corporation (40.92%), Countrywide Home Loans, Inc. (6.80%), American Home Mortgage Corp. (6.23%), Secured Bankers Mortgage Company (2.16%), MortgageIT, Inc. (0.27%), PHH Mortgage Corporation (0.14%) and National City Mortgage Co (0.08%).

Servicers:
Citimortgage, Inc. for all of the mortgage loans originated by MortgageIT, Inc., Residential Funding Corporation and Secured Bankers Mortgage Company as well as approximately 93.95% of the mortgage loans originated by American Home Mortgage Corp.

Countrywide Home Loans Servicing LP for all of the mortgage loans originated by Countrywide Home Loans, Inc.

Homebanc Mortgage Corporation for all of the mortgage loans originated by Homebanc Mortgage Corporation.

National City Mortgage Co. for all of the mortgage loans originated by National City Mortgage Co.

PHH Mortgage Corporation for all of the mortgage loans originated by PHH Mortgage Corporation.

Wells Fargo Bank N.A. for approximately 6.05% of the mortgage loans originated by American Home Mortgage Corp. Wells Fargo Bank N.A. currently has a Servicer Quality rating of SQ1 by Moodys, a rating of strong by S & P and a rating of RPS1 by Fitch.

Servicer	Percent
Citimortgage	49.20%
Countrywide	6.80%
Homebanc	43.41%
National City Mortgage	0.08%
Phh Us Mortgage Corp	0.14%
Wells Fargo	0.38%
Total:	100.00%

Depositor:	Citigroup Mortgage Loan Trust, Inc.

Master Servicer and Trust Administrator:	CitiMortgage, Inc. CitiMortgage, Inc. currently has a Servicer Quality rating of SQ2 by Moodys, a rating of strong by S & P and a rating of RMS1 by Fitch.

Trustee:	U.S. Bank, N.A.

Swap Provider:	TBD

Collateral:
The mortgage loans to be included in the trust will consist of approximately 2,983 adjustable-rate, first lien, prime hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $736,707,426 (the “Mortgage Loans”). The mortgage rates on the Mortgage Loans are determined based on a 12 Month LIBOR, 6 Month LIBOR or 1 Year CMT index and have initial rate adjustments occurring three, five, seven, or ten years after the first due date. The rate adjustment frequency of the Mortgage Loans is semi-annual or annual after the initial rate adjustment.

The characteristics of the pool of Mortgage Loans delivered on the Closing Date are not expected to differ materially from the characteristics of the Mortgage Loans described herein although the range of mortgage rates and maturities and certain other characteristics of the Mortgage Loans set forth in this term-sheet may vary by as much as 10%.

Closing Date:	On or about August 31, 2006

Distribution Dates:	25th day of each month, or if such day is not a business day, the next succeeding business day, commencing September 25, 2006

Cut-off Date:	August 1, 2006

Payment Delay:	The Offered Certificates have a 0 day delay

Day Count:	The Offered Certificates are Actual/360

Administrative Fee Rate:	Weighted Average Servicing Fee equal to 0.305% per annum.

Denomination:	$100,000 and multiples of $1 in excess thereof.

Legal Final Maturity:	For all classes the legal final maturity is expected to be September 2036.

SMMEA Eligibility:	All Offered Certificates will be SMMEA eligible (except for the Class 2-M2, Class 2-M3 and Class 2-M4 Certificates).

ERISA Eligibility:	All Offered Certificates will be ERISA eligible, subject to certain investor-based exemptions..

Tax Status:	The Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

STRUCTURE SUMMARY

Structure:	Senior/Subordinate/Overcollateralization Structure

Pricing Prepayment Assumption:	30.0% CPR

Pass-Through Rate:
➢  The monthly Pass-Through Rate for the Class 2-A and Class 2-M Certificates on each Distribution Date is the lesser of:
•  (1) the Formula Rate
•  (2) the Net WAC Cap for that Distribution Date
➢  The Formula Rate for the Class 2-A and Class 2-M Certificates is as follows:
•  On or prior to the first possible Optional Termination Date: The lesser of (i) 1-Month LIBOR plus a margin which will be set at pricing and (ii) the Maximum Cap Rate.
•  After the first possible Optional Termination Date: The lesser of (i)1-Month LIBOR plus 2x the initial margin for the Class 2-A Certificates and 1-Month LIBOR plus 1.5x the initial margin for the Class 2-M Certificates and (ii) the Maximum Cap Rate.

Principal Payments for Class 2-A Certificates:
Prior to the Stepdown Date or if a Trigger Event occurs, the Class 2-A Certificates will receive ALL of the principal collected on the mortgage loans plus any Excess Interest from the mortgage loans required to build to or maintain the Targeted Overcollateralization Amount.

On or after the Stepdown Date and assuming no Trigger Event is in effect, principal distributed to the Class 2-A Certificates will be an amount such that the Class 2-A Certificates will have approximately 11.90% of the current principal balance of the Mortgage Loans as credit enhancement (which is 2x the initial credit support).

Principal Payments for Class 2-M Certificates:
The Class 2-M Certificates will NOT receive any principal distributions prior to the Stepdown Date, or if a Trigger Event occurs, unless the aggregate certificate principal balance of the Class 2-A Certificates is reduced to zero. Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class 2-M Certificates to maintain, in each case, approximately 2x their respective initial credit support.

Maximum Cap Rate:
The Maximum Cap Rate for any Distribution Date is a per annum rate (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Maximum Net Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their principal balances as of the first day of the related Due Period

➢ minus the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement), expressed as a per annum rate of such Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust divided by the aggregate principal balance of the Mortgage Loans multiplied by 12,
➢ plus, any amounts expressed as a per annum rate, equal to the Net Swap Payment made by the Swap Provider and divided by the aggregate principal balance of the Mortgage Loans multiplied by 12.

STRUCTURE SUMMARY

Principal Remittance Amount:
For any Distribution Date, an amount equal to the aggregate of:
(i)  the principal portion of all scheduled monthly payments on the Mortgage Loans actually received or advanced on or prior to the related Determination Date;
(ii)  the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
(iii)  the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.

Optional Termination Date:
10% cleanup call based on the Cut-off Date Principal Balance of the Mortgage Loans. If such call is exercised, the Class 2-A and 2-M Certificate holders are entitled, to the extent of funds available, to:
➢  Outstanding principal balance of the Class 2-A and Class 2-M Certificates
➢  Current interest accrued on such balance at the related Pass-Through Rate
➢  Interest previously earned but not paid (if any)
➢  LIBOR Carryover Amount (if any)

Net WAC Cap Rate:
With respect to any Distribution Date, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans minus (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12.

Net Mortgage Rate:	For each Mortgage Loan the applicable Mortgage Rate less the Administrative Fee Rate.

STRUCTURE SUMMARY

LIBOR Carryover Amount:
The excess, if any, of (i) the amount of interest the Class 2-A and Class 2-M Certificates would have accrued for such Distribution Date based on its respective Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution Date based on the Net WAC Cap, plus the unpaid portion of any such excess from prior Distribution Dates plus interest accrued thereon at the respective Formula Rate.

Interest Carry Forward Amount:
As of any Distribution Date, the sum of:
(x) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and
(y) interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

Excess Interest:
Excess Interest, to the extent it is not used for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover certain interest shortfalls on the Certificates, to reimburse previously allocated losses, or to fund any Overcollateralization Deficiency, will be available to make distributions of the LIBOR Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap.

Senior Enhancement Percentage:
For any Distribution Date, the percentage obtained by dividing
(x) the sum of:
(i) the aggregate Certificate Principal Balance of the Class 2-M Certificates, and
(ii) the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Available Funds:
For any Distribution Date, the sum, net of amounts reimbursable therefrom to the Servicer, the Trustee, the Swap Provider (except due to Swap Provider Trigger Event) of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

Principal Distribution Amount:
On any Distribution Date, the lesser of (i) the outstanding certificate principal balance of the Class 2-A and Class 2-M Certificates and (ii) the Principal Remittance Amount minus any Overcollateralization Release Amount.

STRUCTURE SUMMARY

Class 2-A Principal Distribution Amount:
With respect to any Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, 100% of the principal received on the Mortgage Loans. With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount, not less than zero, equal to the excess of (i) the outstanding aggregate certificate principal balance of the Class 2-A Certificates over (ii) the lesser of (a) approximately 88.10% of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and (b) the excess, if any, of the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Class 2-M Principal Distribution Amount:
For each Class 2-M Certificate with respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding Certificate Principal Balance of all more senior Certificates after distribution of all more senior Principal Distribution Amounts on the related Distribution Date and (b) the outstanding Certificate Principal Balance of the respective Class 2-M Certificates over (ii) the lesser of (a) approximately 100% minus 2X the respective Class 2-M Certificates initial credit support percentage of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and (b) the excess, if any, of the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off date.

Swap Agreement:
On the Closing Date, the Trust Administrator (in its capacity as Supplemental Interest Trust Trustee for the Supplemental Interest Trust) will enter into a Swap Agreement with the Swap Provider. Under the Swap Agreement, on each Distribution Date (i) the trust shall be obligated to pay to the Swap Provider an amount equal to [5.40]% per annum on a notional amount equal to the related swap notional amount set forth in the notional schedule and (ii) the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR on the notional balance in each case as accrued during the related swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. The schedule containing the notional amounts are in the tables on pages [19].

Swap Priority:
Any amounts received under the Cap Agreement will be distributed by the Trust Administrator as follows:
1.  To pay any Net Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the Swap Agreement;
2.  To pay any unpaid interest, concurrently, to each class of Class 2-A Certificates, including any accrued unpaid interest from prior Distribution Dates, after taking into account amounts distributed from excess cashflow, on a pro rata basis based on such respective remaining amounts,
3.  To pay any unpaid interest, sequentially, to each class of Class 2-M Certificates, including any accrued unpaid interest from prior Distribution Dates, after taking into account amounts distributed from excess cashflow,
4.  To pay any principal to the Class 2-A and Class 2-M Certificates, in accordance with the principal payment provisions set forth herein in an amount necessary to maintain the applicable Overcollateralization Target Amount after taking into account amounts distributed from excess cashflows;
5.  To pay  any remaining  LIBOR Carryover Amounts to the Class 2-A and Class 2-M Certificates in the order of priority set forth herein, after taking into account amounts distributed from excess cashflows;
6.  To pay any Swap Termination Payment caused by a Swap Provider Trigger Event under the Swap Agreement owed to the Swap Provider;
7.  To pay any remaining amounts to the Class CE Certificate.

STRUCTURE SUMMARY

Payment Priority:
On each Distribution Date, Available Funds from the Mortgage Loans will be distributed as follows:
1.  From the Interest Remittance Amount, to pay interest on the Class 2-A Certificates on a pro-rata basis based on the entitlement of such class, including any accrued unpaid interest from a prior Distribution Date, and then, excluding any accrued unpaid interest from prior Distribution Dates, to pay interest to the Class 2-M Certificates, sequentially.
2.  From the Principal Remittance Amount prior to the Stepdown Date or if a Trigger Event is in effect an amount up to the Principal Distribution Amount will be distributed as follows:
a)  To pay the Class 2-A Certificates, until each such class is reduced to zero (in the priority described below).
b)  To pay any remaining Principal Distribution Amount to the Class 2-M Certificates sequentially until each such class has been reduced to zero.
3.  From the Principal Remittance Amount on or after the Stepdown Date and if a Trigger Event is not in effect an amount up to the Principal Distribution Amount will be distributed as follows:
a)  To pay the Class 2-A Principal Distribution Amounts to the Class 2-A Certificates (in the priority described below), until each such class has been reduced to zero.
b)  To pay the respective Class 2-M Principal Distribution Amount, sequentially to the Class 2-M Certificates until each such class is reduced to zero.

With respect to the Class 2-A Certificates, all principal distributions will be distributed concurrently, to (a) the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates and (b) the Class 2-A4 Certificates, on a pro rata basis based on the aggregate certificate principal balance of such classes, until the certificate principal balance of each such class has been reduced to zero.  Principal payments pursuant to clause (a) of this paragraph will be paid, sequentially, to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

4.  From Excess Interest, to pay, up to an amount sufficient to restore the overcollateralization to the required level, to the Class 2-A and Class 2-M Certificates in the same manner in which the Principal Distribution Amount is paid.
5.  From Excess Interest, if any, to pay the Interest Carry Forward Amounts on the Class 2-M Certificates, sequentially.
6.  From Excess Interest, if any, to pay allocated Realized Loss Amounts on the Class 2-M Certificates, sequentially.
7.  From Excess Interest, if any, to pay any LIBOR Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the reserve account:
(i)  to the Class 2-A Certificates, on a pro rata basis based first on outstanding certificate principal balance and second on such remaining undistributed LIBOR Carryover Amounts,
(ii)  sequentially to the Class 2-M Certificates any such remaining undistributed LIBOR Carryover Amounts for each class
8.  To the holders of the Class CE Certificates as provided in the Pooling and Servicing Agreement.

Notwithstanding the foregoing, on any Distribution Date on which the aggregate certificate principal balance of the Class 2-M Certificates and the Class 2-CE Certificates has been reduced to zero, principal distributions will be allocated first, concurrently, to the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates, on a pro rata basis based on the certificate principal balance of each such class, until their current principal balance has been reduced to zero and second, to the Class 2-A4 Certificates, until its current principal balance has been reduced to zero.

CREDIT ENHANCEMENT SUMMARY

Stepdown Date:
The earlier to occur of:
(i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class 2-A Certificates is zero, and
(ii) the later to occur of:
(x) the 37th Distribution Date and
(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to twice its initial percentage

Trigger Event:	On a Distribution Date, a Trigger Event will be in effect if:
➢ If the aggregate principal balance of 60+ Day Delinquent Loans equals or exceeds [40.00]% of the Senior Enhancement Percentage; or

➢ the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

	Distribution Date Percentage	Percentage
	September 2008 through August 2009	[0.20]%
	September 2009 through August 2010	[0.50]%
	September 2010 through August 2011	[0.90]%
	September 2011 through August 2012	[1.25]%
	September 2012 and thereafter	[1.50]%

60+ Day Delinquent Loan:
The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and Mortgage Loans in bankruptcy which are delinquent 60 days or more by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period.

CREDIT ENHANCEMENT SUMMARY

Credit Enhancement:	Credit Enhancement will be provided by:
	➢Excess Interest ➢Overcollateralization ➢Subordination
	Initial Credit Support*		On or After Stepdown Date*
	Class	Percentage**	Class	Percentage**
	A	5.95%	A	11.90%
	M1	3.65%	M1	7.30%
	M2	2.10%	M2	4.20%
	M3	1.45%	M3	2.90%
	M4	0.95%	M4	1.90%

	* Includes Overcollateralization
	* Includes Overcollateralization

Overcollateralization Amount:
For any Distribution Date the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the aggregate Certificate Principal Balance of the Class 2-A and Class 2-M Certificates, after giving effect to distributions to be made on such Distribution Date.

Overcollateralization Deficiency:
As of any Distribution Date, the excess, if any, of:
(x) the Targeted Overcollateralization Amount for such Distribution Date over
(y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such Distribution Date.

Overcollateralization Release Amount:
As of any Distribution Date, the lesser of (a) the Principal Remittance Amount and (b) the excess, if any, of:
(x) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date, over (y) the Targeted Overcollateralization Amount for such Distribution Date.

CREDIT ENHANCEMENT SUMMARY

Targeted Overcollateralization Amount:
As of any Distribution Date, the Targeted Overcollateralization Amount (a) prior to the Stepdown Date, is an amount equal to approximately 0.95% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (i) approximately 1.90% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Allocation of Losses/ Subordination:
Realized losses on the Mortgage Loans will be applied:
➢ First to reduce the Excess Interest and overcollateralization amount
➢ Then to the Class 2-M Certificates, reverse sequentially, until each such class has been reduced to zero
➢ In no event will losses be allocated to the Class 2-A certificates

Advances:	Subject to certain limitations, the Servicers must advance delinquent payments of principal and interest on the mortgage loans.

Compensating Interest:
Each Servicer is obligated to offset any related Prepayment Interest Shortfall, on any Distribution Date, with Compensating Interest to the extent of one-half of its Servicing Fee for each Distribution Date.

Net WAC Cap and Effective Maximum Rate for the Class 2-A and Class 2-M Certificates

Period	NWC(1) (%)	Effective Max Rate (2,3) (%)	Period	NWC(1) (%)	Effective Max Rate (2,3) (%)
1	7.81	22.13	40	6.60	17.29
2	6.50	21.05	41	6.43	17.13
3	6.35	21.22	42	6.43	17.06
4	6.49	21.43	43	6.81	17.33
5	6.35	21.54	44	6.44	16.95
6	6.35	21.65	45	6.60	17.04
7	6.56	21.82	46	6.44	16.93
8	6.35	21.76	47	6.60	16.98
9	6.49	21.80	48	6.44	16.81
10	6.35	21.75	49	6.44	16.74
11	6.49	21.76	50	6.60	16.78
12	6.35	21.70	51	6.44	16.61
13	6.35	21.68	52	6.61	16.66
14	6.49	21.68	53	6.45	16.56
15	6.35	21.63	54	6.46	16.63
16	6.49	21.63	55	6.89	17.13
17	6.35	21.54	56	6.58	17.05
18	6.35	21.43	57	6.98	18.35
19	6.53	21.35	58	6.87	18.67
20	6.35	21.06	59	7.10	19.33
21	6.50	20.60	60	6.94	19.14
22	6.35	19.88	61	6.94	19.08
23	6.50	19.17	62	7.13	19.23
24	6.35	18.40	63	6.94	18.94
25	6.35	17.95	64	7.17	10.27
26	6.51	17.78	65	6.94	9.94
27	6.35	17.60	66	6.94	9.94
28	6.51	17.60	67	7.42	10.63
29	6.36	17.49	68	6.94	9.94
30	6.37	17.46	69	7.17	10.28
31	6.72	17.72	70	6.94	9.97
32	6.38	17.39	71	7.17	10.31
33	6.56	17.47	72	6.94	9.98
34	6.43	17.39	73	6.94	9.98
35	6.60	17.42	74	7.17	10.31
36	6.43	17.25	75	6.94	9.98
37	6.43	17.18	76	7.17	10.31
38	6.60	17.42	77	6.95	10.03
39	6.43	17.26	78	6.97	10.15

Assumptions:
(1)	Assumes 1m LIBOR, 6mLIBOR, 1yLIBOR and 1yCMT stays at 5.33%, 5.47%, 5.49% and 5.07%, respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.
(2)	Assumes 1m LIBOR, 6mLIBOR, 1yLIBOR and 1yCMT increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.
(3)	Includes cash from Swap Agreement.

Swap Agreement Schedule

Trust Pays [5.40]% for all Periods and Receives One-Month LIBOR.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	719,001,000.00	33	207,703,998.93
2	709,531,824.91	34	200,242,849.55
3	698,589,105.96	35	193,040,654.11
4	686,203,007.43	36	186,088,362.14
5	672,402,530.96	37	179,377,304.56
6	657,301,479.50	38	176,530,435.66
7	641,048,555.07	39	170,277,031.87
8	623,766,039.26	40	164,240,620.28
9	605,680,755.08	41	158,413,671.17
10	587,374,503.21	42	152,788,943.34
11	569,263,887.43	43	147,359,394.96
12	551,644,524.84	44	142,118,254.97
13	534,562,130.88	45	137,058,922.49
14	518,001,680.26	46	132,175,165.65
15	501,925,056.46	47	127,460,890.11
16	486,278,006.82	48	122,910,209.91
17	470,237,120.79	49	118,517,449.46
18	453,197,950.51	50	114,277,130.01
19	435,458,035.93	51	110,183,963.25
20	416,392,866.63	52	106,232,844.63
21	390,282,610.03	53	102,418,796.00
22	360,843,841.84	54	98,737,110.70
23	330,317,621.54	55	95,183,157.14
24	302,732,374.38	56	91,752,386.35
25	283,054,987.80	57	88,440,248.11
26	268,899,301.94	58	85,240,037.96
27	258,466,134.77	59	82,150,324.14
28	249,228,919.62	60	79,167,540.31
29	240,327,332.17	61	76,287,110.58
30	231,734,590.92	62	73,506,810.69
31	223,439,982.72	63	70,823,163.79
32	215,433,165.97

Sensitivity Analysis - To Maturity

Percent of Prepay Assumption	50%	100%	150%	200%

Class 2-A1
WAL	2.16	1.00	0.61	0.41
Principal Window	1 - 60	1 - 27	1 - 17	1 - 11
Principal Window End Date	Aug11	Nov08	Jan08	Jul07

Class 2-A2
WAL	6.66	3.00	1.74	1.15
Principal Window	60 - 104	27 - 48	17 - 26	11 - 17
Principal Window End Date	Apr15	Aug10	Oct08	Jan08

Class 2-A3
WAL	13.62	6.62	3.81	2.12
Principal Window	104 - 310	48 - 174	26 - 107	17 - 70
Principal Window End Date	Jun32	Feb21	Jul15	Jun12

Class 2-A4
WAL	5.61	2.65	1.55	0.94
Principal Window	1 - 310	1 - 174	1 - 107	1 - 70
Principal Window End Date	Jun32	Feb21	Jul15	Jun12

Class 2-M1
WAL	9.45	4.69	3.69	4.31
Principal Window	51 - 214	38 - 107	40 - 64	45 - 62
Principal Window End Date	Jun24	Jul15	Dec11	Oct11

Class 2-M2
WAL	9.09	4.47	3.44	3.54
Principal Window	51 - 185	37 - 90	38 - 54	40 - 45
Principal Window End Date	Jan22	Feb14	Feb11	May10

Class 2-M3
WAL	8.53	4.16	3.20	3.27
Principal Window	51 - 151	37 - 72	38 - 43	39 - 40
Principal Window End Date	Mar19	Aug12	Mar10	Dec09

Class 2-M4
WAL	7.77	3.77	3.09	3.16
Principal Window	51 - 128	37 - 60	37 - 38	37 - 39
Principal Window End Date	Apr17	Aug11	Oct09	Nov09

Sensitivity Analysis - To Call

Percent of Prepay Assumption	50%	100%	150%	200%

Class 2-A1
WAL	2.16	1.00	0.61	0.41
Principal Window	1 - 60	1 - 27	1 - 17	1 - 11
Principal Window End Date	Aug11	Nov08	Jan08	Jul07

Class 2-A2
WAL	6.66	3.00	1.74	1.15
Principal Window	60 - 104	27 - 48	17 - 26	11 - 17
Principal Window End Date	Apr15	Aug10	Oct08	Jan08

Class 2-A3
WAL	11.90	5.64	3.22	2.03
Principal Window	104 - 162	48 - 78	26 - 47	17 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-A4
WAL	5.22	2.43	1.42	0.91
Principal Window	1 - 162	1 - 78	1 - 47	1 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M1
WAL	8.98	4.43	3.54	2.57
Principal Window	51 - 162	38 - 78	40 - 47	31 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M2
WAL	8.95	4.40	3.40	2.57
Principal Window	51 - 162	37 - 78	38 - 47	31 - 31
Principal Window End Date	Feb20	Feb13	Jul10	Mar09

Class 2-M3
WAL	8.53	4.16	3.20	2.57
Principal Window	51 - 151	37 - 72	38 - 43	31 - 31
Principal Window End Date	Mar19	Aug12	Mar10	Mar09

Class 2-M4
WAL	7.77	3.77	3.09	2.57
Principal Window	51 - 128	37 - 60	37 - 38	31 - 31
Principal Window End Date	Apr17	Aug11	Oct09	Mar09

Assumed Monthly Excess Interest at Static Indices

Period	Excess Interest at Static Indices (%)	Period	Excess Interest at Static Indices (%)	Period	Excess Interest at Static Indices (%)
1	1.98	27	1.01	53	1.08
2	1.06	28	1.05	54	1.10
3	1.06	29	1.02	55	1.34
4	1.06	30	1.02	56	1.23
5	1.06	31	1.18	57	1.53
6	1.06	32	1.04	58	1.54
7	1.05	33	1.11	59	1.66
8	1.06	34	1.09	60	1.62
9	1.05	35	1.15	61	1.63
10	1.06	36	1.10	62	1.70
11	1.05	37	1.10	63	1.64
12	1.05	38	1.11	64	1.76
13	1.05	39	1.06	65	1.59
14	1.05	40	1.11	66	1.59
15	1.05	41	1.06	67	1.96
16	1.05	42	1.06	68	1.61
17	1.05	43	1.23	69	1.79
18	1.05	44	1.05	70	1.62
19	1.05	45	1.11	71	1.81
20	1.04	46	1.05	72	1.64
21	1.05	47	1.11	73	1.64
22	1.03	48	1.05	74	1.83
23	1.05	49	1.05	75	1.66
24	1.02	50	1.12	76	1.85
25	1.01	51	1.06	77	1.69
26	1.06	52	1.13	78	1.72

Assumptions:
1. Run at pricing prepayment assumption
2. Excess (30/360)
3. Static Indices: 6mL = 5.47%, 1yL = 5.49% and 1yCMT 5.07%
4. 10% optional clean-up call
5. Includes payments made from the Swap Agreement

Assumed Monthly Excess Interest at Forward Indices

Period	Excess Interest at Forward Indices (%)	Period	Excess Interest at Forward Indices (%)	Period	Excess Interest at Forward Indices (%)
1	1.98	27	1.09	53	1.10
2	1.06	28	1.13	54	1.12
3	1.06	29	1.09	55	1.34
4	1.06	30	1.09	56	1.23
5	1.06	31	1.24	57	1.50
6	1.07	32	1.10	58	1.50
7	1.05	33	1.17	59	1.61
8	1.06	34	1.14	60	1.57
9	1.05	35	1.19	61	1.57
10	1.05	36	1.14	62	1.65
11	1.05	37	1.13	63	1.59
12	1.05	38	1.14	64	1.74
13	1.04	39	1.09	65	1.56
14	1.04	40	1.14	66	1.56
15	1.04	41	1.09	67	1.93
16	1.03	42	1.09	68	1.57
17	1.03	43	1.25	69	1.77
18	1.03	44	1.08	70	1.60
19	1.04	45	1.14	71	1.79
20	1.04	46	1.08	72	1.61
21	1.05	47	1.14	73	1.62
22	1.06	48	1.08	74	1.80
23	1.10	49	1.08	75	1.63
24	1.08	50	1.14	76	1.81
25	1.09	51	1.08	77	1.65
26	1.13	52	1.15	78	1.68

Assumptions:
6. Run at pricing prepayment assumption
7. Excess (30/360)
8. Indices: All indices are at forward
9. 10% optional clean-up call
10. Includes payments made from the Swap Agreement

BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

BOND	CDR BE RATE (%)	WAL	Cum Loss (%)
M1	9.62	10.32	5.56%
M2	6.82	11.91	4.16%
M3	5.66	14.11	3.54%
M4	4.92	14.96	3.12%

Assumptions

1. Trigger Event fail
2. 25 % Loss Severity
3. 6 Months Lag
4. Defaults outside Prepays
5. Pricing Prepayment Assumption
6. Certificates use 1-month LIBOR forward and collateral uses all indices at forward

Aggregate Collateral Summary
Collateral statistics for the Mortgage Loans listed below are as of the Cutoff Date.

	Summary Statistics	Tolerances

Number of Mortgage Loans:	2,983
Aggregate Original Principal Balance:	$739,082,790.20	(+/-) 7%
Aggregate Current Principal Balance:	$736,707,425.54	(+/-) 7%
Average Original Loan Balance:	$247,764.93	Approx.
Average Current Loan Balance:	$246,968.63	Approx.
Percent of Interest Only Loans:	93.80%	Approx.
1st Lien:	100.00%
Percent with Prepayment Penalty:	7.16%
Wtd. Avg. Net:	6.565%	(+/-) 7 bps
Wtd. Avg. Gross Coupon:	6.870%	(+/-) 7 bps
GWAC Min:	4.500%	Approx.
GWAC Max:	8.750%	Approx.
Index: 12-Month LIBOR	64.36%	Approx.
Index: 1-Year CMT	0.04%	Approx.
Index: 6-Month LIBOR	35.60%	Approx.
Wtd. Avg. Net Margin : 12-Month LIBOR	1.969%	(+/-) 7 bps
Wtd. Avg. Net Margin : 1-Year CMT	2.500%	(+/-) 7 bps
Wtd. Avg. Net Margin : 6-Month LIBOR	2.117%	(+/-) 7 bps
Reset Frequency: Annually	64.40%	Approx.
Reset Frequency: Semi-Annually	35.60%	Approx.
Wtd. Avg. Original Term (months):	360	Approx.
Wtd. Avg. Remaining Term (months):	356	(+/-) 1 month
Wtd. Avg. Months to Roll:	63	(+/-) 1 month
Wtd. Avg. Next Change Date:	10/26/2011	Approx.
Initial Cap:	5.107%	Approx.
Periodic Cap:	2.649%	Approx.
Wtd. Avg. Original LTV:	76.77%	Approx.
Wtd. Avg. Combined LTV:	87.12%	Approx.
Percent with Simultaneous Second Lien:	57.30%	Approx
Wtd. Avg. Borrower FICO: (FICO>0)	720	Approx.
Geographic Distribution: (>5%)
Florida	33.66%	Approx.
California	16.99%	Approx.
Georgia	14.37%	Approx.
Originator:
AMERICAN HOME	6.23%	Approx.
COUNTRYWIDE	6.80%	Approx.
HOMEBANC	43.41%	Approx.
MORTGAGE IT	0.27%	Approx.
NATCITY	0.08%	Approx.
PHH	0.14%	Approx.
RFC	40.92%	Approx.
SECURED BANKERS	2.16%	Approx.

Current Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4,597.85 - 25,000.00	1	4,597.85	0.00	6.625	790	69.49
25,000.01 - 50,000.00	12	481,374.89	0.07	7.962	711	65.71
50,000.01 - 75,000.00	31	2,036,075.75	0.28	7.558	723	75.45
75,000.01 - 100,000.00	196	17,630,174.22	2.39	7.230	727	75.65
100,000.01 - 125,000.00	315	35,569,914.06	4.83	7.060	723	76.06
125,000.01 - 150,000.00	349	48,026,283.97	6.52	6.966	719	77.34
150,000.01 - 175,000.00	290	46,920,472.33	6.37	6.999	726	77.28
175,000.01 - 200,000.00	279	52,191,233.66	7.08	6.928	715	78.04
200,000.01 - 225,000.00	232	49,306,605.11	6.69	6.892	719	77.57
225,000.01 - 250,000.00	185	43,813,316.07	5.95	6.925	722	77.83
250,000.01 - 275,000.00	142	37,384,170.94	5.07	6.890	715	75.84
275,000.01 - 300,000.00	143	41,006,520.39	5.57	6.900	722	77.49
300,000.01 - 333,700.00	154	48,638,852.26	6.60	6.834	717	78.32
333,700.01 - 350,000.00	67	22,857,538.52	3.10	6.927	726	74.68
350,000.01 - 400,000.00	162	60,697,684.90	8.24	6.743	720	76.13
400,000.01 - 500,000.00	217	96,548,200.24	13.11	6.796	720	76.87
500,000.01 - 600,000.00	112	60,598,609.29	8.23	6.712	716	76.28
600,000.01 - 700,000.00	51	32,772,127.31	4.45	6.757	716	75.34
700,000.01 - 800,000.00	18	13,725,693.99	1.86	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.79	1.28	6.355	748	77.42
900,000.01 - 1,000,000.00	12	11,603,375.00	1.58	6.778	742	72.99
1,000,000.01 - 1,500,000.00	3	3,557,500.00	0.48	7.391	682	66.57
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.26	7.375	678	65.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The average current balance, as of the cut-off date is approximately $246,968.63.

Original Balance ($)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
33,000.00 - 50,000.00	10	404,765.73	0.05	8.211	695	69.08
50,000.01 - 75,000.00	30	1,981,829.31	0.27	7.577	721	75.05
75,000.01 - 100,000.00	194	17,341,738.27	2.35	7.240	727	75.50
100,000.01 - 125,000.00	317	35,746,886.69	4.85	7.057	723	76.05
125,000.01 - 150,000.00	344	47,277,269.18	6.42	6.965	719	77.65
150,000.01 - 175,000.00	288	46,524,495.77	6.32	7.004	727	77.09
175,000.01 - 200,000.00	282	52,644,149.62	7.15	6.928	715	78.13
200,000.01 - 225,000.00	237	49,773,357.18	6.76	6.888	720	77.39
225,000.01 - 250,000.00	183	43,339,100.54	5.88	6.932	721	78.09
250,000.01 - 275,000.00	142	37,335,309.90	5.07	6.890	715	75.71
275,000.01 - 300,000.00	143	40,834,488.62	5.54	6.905	721	77.43
300,000.01 - 333,700.00	156	48,983,392.35	6.65	6.833	717	78.33
333,700.01 - 350,000.00	67	22,857,538.52	3.10	6.927	726	74.68
350,000.01 - 400,000.00	163	60,997,416.67	8.28	6.742	721	76.15
400,000.01 - 500,000.00	218	96,583,276.81	13.11	6.795	720	76.79
500,000.01 - 600,000.00	113	61,086,609.29	8.29	6.711	716	76.31
600,000.01 - 700,000.00	51	32,772,127.31	4.45	6.757	716	75.34
700,000.01 - 800,000.00	18	13,725,693.99	1.86	6.662	738	79.15
800,000.01 - 900,000.00	11	9,452,104.79	1.28	6.355	748	77.42
900,000.01 - 1,000,000.00	12	11,603,375.00	1.58	6.778	742	72.99
1,000,000.01 - 1,500,000.00	3	3,557,500.00	0.48	7.391	682	66.57
1,500,000.01 - 1,885,000.00	1	1,885,000.00	0.26	7.375	678	65.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The average balance at origination, as of the cut-off date is approximately $247,764.93.

Originator	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
AMERICAN HOME	204	45,919,236.11	6.23	7.501	721	71.82
COUNTRYWIDE	85	50,107,053.70	6.80	6.400	725	78.44
HOMEBANC	1,526	319,825,283.88	43.41	6.824	729	76.63
MORTGAGE IT	6	1,960,055.38	0.27	6.290	692	74.66
NATCITY	1	561,422.88	0.08	6.500	681	46.19
PHH	3	999,200.00	0.14	6.898	709	80.00
RFC	1,124	301,427,388.11	40.92	6.899	712	77.63
SECURED BANKERS	34	15,907,785.48	2.16	6.958	710	73.57
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Current Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
4.500 - 4.999	2	718,894.66	0.10	4.764	691	79.99
5.500 - 5.999	37	17,205,371.25	2.34	5.769	727	77.44
6.000 - 6.499	566	152,841,518.87	20.75	6.282	733	75.32
6.500 - 6.999	1,117	292,746,575.54	39.74	6.691	723	76.65
7.000 - 7.499	654	149,456,192.92	20.29	7.207	712	78.03
7.500 - 7.999	436	91,014,215.25	12.35	7.606	707	77.25
8.000 - 8.499	136	26,737,026.28	3.63	8.187	714	76.30
8.500 - 8.750	35	5,987,630.77	0.81	8.527	706	81.04
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average current rate, as of the cut-off date is approximately 6.870%.

Original Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
360 - 360	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average original term, as of the cut-off date is 360 months.

Remaining Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
340 - 360	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average remaining term, as of the cut-off date is approximately 356 months.

Lien Position	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
First	2,983	736,707,425.54	100.00	6.870	720	76.77
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
As of the cut-off date, all loans are secured by first liens.

Simultaneous Second Lien	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Simultaneous Second	1,220	314,610,319.13	42.70	6.754	726	75.24
Has Simultaneous Second	1,763	422,097,106.41	57.30	6.956	716	77.91
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Original Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.02	6.875	733	7.97
15.01 - 20.00	1	185,000.00	0.03	6.250	806	18.18
20.01 - 25.00	1	183,792.80	0.02	6.500	712	23.29
25.01 - 30.00	7	1,490,200.65	0.20	6.649	748	27.95
30.01 - 35.00	4	845,361.29	0.11	6.503	758	33.43
35.01 - 40.00	17	2,651,345.07	0.36	6.732	738	37.28
40.01 - 45.00	10	2,133,182.71	0.29	6.387	745	42.35
45.01 - 50.00	34	8,266,285.57	1.12	6.550	749	48.04
50.01 - 55.00	24	5,531,267.20	0.75	6.563	706	52.81
55.01 - 60.00	56	16,237,443.16	2.20	6.577	741	58.05
60.01 - 65.00	136	38,637,247.30	5.24	6.927	719	64.19
65.01 - 70.00	247	59,618,930.23	8.09	7.070	722	69.34
70.01 - 75.00	239	59,423,096.80	8.07	7.002	721	74.13
75.01 - 80.00	2,031	503,104,892.10	68.29	6.838	720	79.82
80.01 - 85.00	13	2,682,131.29	0.36	7.165	705	83.88
85.01 - 90.00	110	23,947,970.34	3.25	6.981	714	89.82
90.01 - 95.00	51	11,336,279.53	1.54	7.014	692	94.81
95.01 - 99.68	1	309,000.00	0.04	6.875	774	99.68
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average original loan-to-value ratio, as of the cut-off date is approximately 76.77%.

Original Combined Loan To Value Ratio (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
7.97 - 10.00	1	123,999.50	0.02	6.875	733	7.97
10.01 - 20.00	1	185,000.00	0.03	6.250	806	18.18
20.01 - 30.00	8	1,673,993.45	0.23	6.633	744	27.44
30.01 - 40.00	21	3,496,706.36	0.47	6.677	743	36.35
40.01 - 50.00	37	8,694,730.21	1.18	6.528	750	46.98
50.01 - 60.00	76	20,164,609.26	2.74	6.587	732	56.19
60.01 - 70.00	157	45,699,355.11	6.20	6.729	727	65.75
70.01 - 75.00	153	39,660,590.85	5.38	6.800	722	72.85
75.01 - 80.00	632	169,911,660.71	23.06	6.724	728	78.93
80.01 - 85.00	30	7,507,506.65	1.02	6.919	699	79.35
85.01 - 90.00	438	112,544,732.27	15.28	6.905	716	80.59
90.01 - 95.00	346	81,613,355.60	11.08	7.117	713	79.88
95.01 - 100.00	1,083	245,431,185.57	33.31	6.948	717	78.84
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average combined loan-to-value ratio, as of the cut-off date is approximately 87.12%.

FICO Score	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
620 - 620	4	1,172,397.80	0.16	7.014	620	84.03
621 - 640	60	16,377,095.91	2.22	7.004	629	75.10
641 - 660	154	38,047,758.99	5.16	7.121	651	76.48
661 - 680	390	93,007,994.53	12.62	6.981	671	78.62
681 - 700	506	125,503,638.21	17.04	6.949	690	77.34
701 - 720	415	107,140,652.76	14.54	6.847	710	77.61
721 - 740	407	98,785,037.66	13.41	6.804	730	77.07
741 - 760	388	95,722,956.56	12.99	6.795	750	76.52
761 - 780	336	82,188,250.13	11.16	6.829	770	75.58
781 - 800	248	60,955,083.92	8.27	6.705	790	74.69
801 - 820	75	17,806,559.07	2.42	6.713	808	72.15
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The non-zero weighted average FICO, as of the cut-off date is approximately 720.

Geographic Concentration	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Florida	1,076	247,974,965.22	33.66	6.874	728	75.71
California	317	125,198,957.84	16.99	6.787	715	75.94
Georgia	579	105,890,433.59	14.37	6.865	722	78.52
Arizona	103	27,761,449.83	3.77	7.008	723	76.28
Virginia	78	23,685,450.10	3.22	6.851	701	78.07
Maryland	49	19,470,899.74	2.64	6.817	705	76.92
Washington	75	19,128,815.98	2.60	6.809	714	77.88
Colorado	74	19,067,689.35	2.59	6.859	718	77.69
Illinois	65	18,629,825.03	2.53	7.022	710	77.63
Nevada	48	15,378,378.87	2.09	6.791	713	78.75
North Carolina	90	15,216,958.65	2.07	6.955	721	78.91
New Jersey	41	13,063,118.23	1.77	6.842	716	74.15
South Carolina	37	7,668,398.31	1.04	6.894	736	76.65
New York	25	7,554,915.13	1.03	6.845	723	79.17
<Others>	326	71,017,169.67	9.64	6.955	717	77.65
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Index	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Twelve Month LIBOR	1,787	474,150,264.89	64.36	6.739	723	76.71
Six Month LIBOR	1,195	262,237,160.65	35.60	7.107	715	76.89
One Year CMT	1	320,000.00	0.04	5.500	690	80.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Rate Adjustment Frequency	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Semi-Annually	1,195	262,237,160.65	35.60	7.107	715	76.89
Annually	1,788	474,470,264.89	64.40	6.739	723	76.71
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Margin (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,708	658,048,775.48	89.32	6.856	722	76.61
2.501 - 3.000	205	53,953,860.42	7.32	6.968	712	78.26
3.001 - 3.500	66	23,293,829.64	3.16	6.963	696	77.77
4.501 - 5.000	4	1,410,960.00	0.19	7.845	733	77.97
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average margin, as of the cut-off date is approximately 2.327%.

Initial Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.875	1	215,900.00	0.03	6.500	697	79.99
2.000	209	52,552,831.39	7.13	6.918	721	75.58
2.005	1	152,300.00	0.02	7.250	700	79.99
2.250	1	170,010.00	0.02	7.375	699	90.00
3.000	1	49,846.40	0.01	7.375	761	40.00
4.500	1	93,600.00	0.01	7.500	732	80.00
4.625	1	574,650.00	0.08	7.375	656	80.00
4.875	1	279,900.00	0.04	6.500	733	79.99
5.000	1,808	474,944,887.25	64.47	6.789	723	76.47
5.125	3	429,500.00	0.06	6.649	771	69.98
5.250	1	198,300.33	0.03	6.250	758	80.00
5.375	1	461,250.00	0.06	7.625	651	75.00
5.500	1	141,200.00	0.02	6.875	703	78.93
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.08	7.125	732	85.91
6.000	627	138,275,630.59	18.77	7.291	709	77.73
6.125	52	9,368,942.18	1.27	6.875	736	80.50
6.250	56	11,615,719.44	1.58	6.740	732	79.29
6.375	41	8,099,225.94	1.10	6.625	719	81.60
6.500	39	8,477,575.51	1.15	6.500	715	78.65
6.625	66	13,684,746.25	1.86	6.375	728	75.22
6.750	68	16,061,330.28	2.18	6.250	736	74.94
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average initial interest rate cap, as of the cut-off date is approximately 5.107%.

Periodic Rate Cap (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
1.000	427	108,826,823.58	14.77	7.176	713	75.42
2.000	1,834	488,963,921.02	66.37	6.744	722	76.75
5.375	1	461,250.00	0.06	7.625	651	75.00
5.625	1	186,600.00	0.03	7.375	687	79.98
5.750	1	75,529.98	0.01	7.250	692	79.68
5.875	2	597,950.00	0.08	7.125	732	85.91
6.000	394	70,114,961.36	9.52	7.596	710	77.99
6.125	52	9,368,942.18	1.27	6.875	736	80.50
6.250	56	11,615,719.44	1.58	6.740	732	79.29
6.375	41	8,099,225.94	1.10	6.625	719	81.60
6.500	39	8,477,575.51	1.15	6.500	715	78.65
6.625	66	13,684,746.25	1.86	6.375	728	75.22
6.750	69	16,234,180.28	2.20	6.250	737	74.94
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average periodic interest rate cap, as of the cut-off date is approximately 2.649%

Maximum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
9.500 - 9.999	2	718,894.66	0.10	4.764	691	79.99
10.500 - 10.999	35	16,873,321.38	2.29	5.767	727	77.44
11.000 - 11.499	144	54,734,222.85	7.43	6.221	727	75.74
11.500 - 11.999	346	111,066,255.92	15.08	6.712	714	77.03
12.000 - 12.499	496	122,128,390.66	16.58	6.786	723	76.28
12.500 - 12.999	801	191,218,081.37	25.96	6.943	723	75.95
13.000 - 13.499	852	182,878,420.94	24.82	6.933	722	77.64
13.500 - 13.999	179	34,526,482.00	4.69	7.614	701	77.72
14.000 - 14.499	94	16,692,924.99	2.27	8.200	714	77.79
14.500 - 14.750	34	5,870,430.77	0.80	8.528	706	81.06
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average lifetime maximum gross rate, as of the cut-off date is approximately 12.501%.

Minimum Rate (%)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2.250 - 2.500	2,706	657,787,235.03	89.29	6.856	722	76.61
2.501 - 3.000	206	54,038,360.42	7.34	6.970	712	78.24
3.001 - 3.500	67	23,470,870.09	3.19	6.972	696	77.79
4.501 - 5.000	4	1,410,960.00	0.19	7.845	733	77.97
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77
The weighted average lifetime minimum gross rate, as of the cut-off date is approximately 2.327%.

Next Rate Change Date	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
2008-10	3	529,506.34	0.07	6.594	730	63.13
2008-12	25	4,841,173.20	0.66	6.873	725	79.43
2009-01	31	5,435,509.65	0.74	6.905	726	80.56
2009-02	32	7,076,774.90	0.96	6.865	717	78.65
2009-03	27	6,508,958.24	0.88	6.839	722	79.15
2009-04	83	19,995,159.13	2.71	7.016	719	75.90
2009-05	110	25,820,755.01	3.50	6.913	722	75.73
2009-06	13	4,222,100.00	0.57	7.085	729	70.98
2009-12	1	212,162.66	0.03	4.500	712	80.00
2010-03	1	420,000.00	0.06	6.125	687	76.00
2010-11	3	770,927.49	0.10	6.178	730	81.65
2010-12	54	9,977,015.31	1.35	7.057	711	80.57
2011-01	89	16,773,099.90	2.28	6.957	709	77.76
2011-02	92	19,917,410.69	2.70	6.841	713	77.77
2011-03	195	53,801,313.34	7.30	6.875	713	77.00
2011-04	621	167,367,239.18	22.72	6.886	713	77.66
2011-05	328	75,505,901.65	10.25	7.089	713	78.16
2011-06	310	72,662,705.18	9.86	7.238	716	73.78
2011-07	26	15,540,926.65	2.11	6.339	711	78.65
2011-08	1	152,150.00	0.02	6.500	698	85.00
2012-12	32	6,102,838.17	0.83	6.606	739	79.27
2013-01	68	14,768,112.20	2.00	6.552	722	75.64
2013-02	51	10,314,877.52	1.40	6.407	748	76.68
2013-03	6	1,137,044.54	0.15	6.921	684	77.54
2013-04	188	44,699,685.20	6.07	6.637	737	75.55
2013-05	284	63,568,497.86	8.63	6.785	732	76.50
2013-06	144	38,109,887.42	5.17	6.797	728	75.28
2013-07	28	17,884,184.32	2.43	6.479	733	79.38
2013-08	1	450,000.00	0.06	6.500	720	72.00
2015-11	3	795,356.41	0.11	6.650	753	77.39
2015-12	6	1,377,002.27	0.19	6.484	716	72.48
2016-01	17	3,648,239.33	0.50	6.496	721	76.29
2016-02	7	1,370,738.52	0.19	6.410	740	76.80
2016-04	25	5,348,345.35	0.73	6.580	732	74.66
2016-05	48	10,845,509.41	1.47	6.692	746	76.36
2016-06	30	8,756,318.50	1.19	6.709	745	72.96
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Property Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Single Family	1,215	311,480,518.62	42.28	6.916	715	76.46
PUD	976	257,261,212.09	34.92	6.805	723	77.19
Condominium	618	126,629,177.42	17.19	6.817	729	77.12
Multi-Family (2-4 Units)	152	37,881,252.99	5.14	7.111	716	75.24
Townhouse	22	3,455,264.42	0.47	6.778	721	78.12
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Occupancy Type	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Investor	869	156,990,611.05	21.31	7.217	731	76.34
Primary	1,817	508,861,983.82	69.07	6.780	715	76.93
Second Home	297	70,854,830.67	9.62	6.740	737	76.59
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Loan Purpose	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Construction	3	1,349,591.93	0.18	6.588	764	64.75
Purchase	2,273	537,896,792.84	73.01	6.895	724	78.47
Cash-Out Refinance	436	126,137,741.56	17.12	6.842	710	71.88
Rate/Term Refinance	271	71,323,299.21	9.68	6.730	712	72.88
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Doc Type (Income - Assets)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
No Income - No Assets	238	51,616,887.08	7.01	7.335	723	70.77
No Income - Verified Assets	302	77,813,405.66	10.56	7.198	715	76.83
Stated Income - No Assets	5	1,296,138.10	0.18	7.595	730	67.22
Stated Income - Stated Assets	102	29,880,214.13	4.06	6.768	727	78.74
Stated Income - Verified Assets	1,180	324,058,934.58	43.99	6.878	721	76.88
Verified Income - No Assets	41	10,150,397.05	1.38	6.465	734	66.97
Verified Income - Verified Assets	1,115	241,891,448.94	32.83	6.679	719	78.11
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

IO Term (Months)	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
0	197	45,658,689.28	6.20	6.902	706	75.42
36	8	1,954,960.50	0.27	6.907	730	73.35
60	129	52,921,114.85	7.18	6.596	728	78.39
84	19	11,361,484.00	1.54	6.404	725	79.45
120	2,630	624,811,176.91	84.81	6.899	721	76.70
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

PMI Status	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Current LTV less then or equal to 80	2,810	698,654,140.82	94.83	6.862	721	76.00
GEMICO	131	29,111,644.63	3.95	6.951	710	90.98
Lender Paid MI	1	309,000.00	0.04	6.875	774	99.68
MGIC	13	3,057,108.09	0.41	6.843	682	90.20
OTHER	1	177,040.45	0.02	8.125	646	81.00
PMI	5	837,338.37	0.11	7.440	720	88.51
RADIAN	4	883,152.00	0.12	7.006	736	92.29
RMIC	16	3,209,876.13	0.44	7.427	689	91.92
TRIAD	1	315,975.05	0.04	7.875	715	90.00
UNITEDGUARANTY	1	152,150.00	0.02	6.500	698	85.00
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Original Months to Roll	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
36 months	324	74,429,936.47	10.10	6.934	722	76.59
60 months	1,721	433,100,852.05	58.79	6.961	713	77.13
84 months	802	197,035,127.23	26.75	6.683	733	76.34
120 months	136	32,141,509.79	4.36	6.634	739	75.02
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Servicer	Count	Current Unpaid Principal Balance	Percent	GWAC	WA FICO (>0)	WA OLTV
Citimortgage	1,358	362,436,468.40	49.20	6.969	713	76.72
Countrywide	85	50,107,053.70	6.80	6.400	725	78.44
Homebanc	1,526	319,825,283.88	43.41	6.824	729	76.63
National City Mortgage	1	561,422.88	0.08	6.500	681	46.19
Phh Us Mortgage Corp	3	999,200.00	0.14	6.898	709	80.00
Wells Fargo	10	2,777,996.68	0.38	7.689	705	75.65
Total:	2,983	736,707,425.54	100.00	6.870	720	76.77

Citigroup Global Markets Inc.
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